PROSPECTUS

Investment, Service and Institutional Class Shares

MAY 1, 2009

Royce Pennsylvania Mutual Fund	Royce 100 Fund

Royce Micro-Cap Fund	Royce Discovery Fund

Royce Premier Fund	Royce Financial Services Fund

Royce Low-Priced Stock Fund	Royce Dividend Value Fund

Royce Total Return Fund	Royce European Smaller-Companies Fund

Royce Heritage Fund	Royce Global Value Fund

Royce Opportunity Fund	Royce SMid-Cap Value Fund

Royce Special Equity Fund	Royce International Smaller-Companies Fund

Royce Value Fund	Royce Focus Value Fund

Royce Value Plus Fund	Royce Partners Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

www.roycefunds.com

TheRoyceFunds COMMITTED TO SMALLER COMPANIES, DEVOTED TO VALUE

At Royce & Associates, LLC (“Royce”), the Funds’ investment adviser, we invest primarily in the securities of smaller companies using various value methods. We evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. We may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we seek to select companies for investment by our Funds that we believe should increase toward our estimate of their current worth over a two- to five-year period, resulting in capital appreciation for Fund investors.

Our Funds’ ability to achieve their goals will depend largely on our portfolio managers’ skill in selecting their portfolio companies using our risk-averse value approaches. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

— Charles M. Royce

Royce Pennsylvania Mutual Fund	2
Royce Micro-Cap Fund	4
Royce Premier Fund	7
Royce Low-Priced Stock Fund	10
Royce Total Return Fund	13
Royce Heritage Fund	16
Royce Opportunity Fund	19
Royce Special Equity Fund	21
Royce Value Fund	24
Royce Value Plus Fund	27
Royce 100 Fund	30
Royce Discovery Fund	33
Royce Financial Services Fund	36
Royce Dividend Value Fund	39
Royce European Smaller-Companies Fund	42
Royce Global Value Fund	45
Royce SMid-Cap Value Fund	48
Royce International Smaller-Companies Fund	50
Royce Focus Value Fund	52
Royce Partners Fund	54
Financial Highlights	56
Investing in Smaller Companies	61
Investing in International Securities	64
Management of the Funds	66
General Shareholder Information	69

The Investment, Service and Institutional Classes are offered by The Royce Funds without sales charges. Institutional Class shares are designed primarily for investment by or through foundations, endowments, retirement plans and similar institutions. Shares of other Fund classes not included in this Prospectus are generally offered only to or through institutions or broker-dealers.

The information on pages 2-55 about each Fund’s investment goals and principal strategies and about the primary risks for a Fund’s investors is based on, and should be read in conjunction with, the information on pages 61-65 of this Prospectus. This section includes information about the investment and risk characteristics of smaller companies, the market for their securities and Royce’s value approach to investing. For biographical information about the portfolio managers and assistant portfolio managers of the respective Funds, please see pages 66-68.

The performance information presented in this Prospectus is current to December 31, 2008. For more recent information, please visit our website at www.roycefunds.com or contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

The Royce Fund Prospectus 2009 | 1

Royce Pennsylvania Mutual Fund

Investment Goal and Principal Strategies
Royce Pennsylvania Mutual Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of small- and micro-cap companies (those with market capitalizations up to $2.5 billion) that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels. The Fund generally invests in companies that Royce believes have excellent business strengths, high internal rates of return and low leverage.
    Charles M. Royce, President and Chief Investment Officer of Royce, manages the Fund, assisted by Jay S. Kaplan and Lauren A. Romeo. Mr. Royce has managed the Fund since 1972.
    Normally, the Fund invests at least 65% of its net assets in the equity securities of such small- and micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Pennsylvania Mutual Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	538

Average Market Capitalization*	$1,041 million

*Geometrically calculated

    The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
     Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Investment Class	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 19.90% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -26.11% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows
		1 Year	5 Year	10 Year

	Return Before Taxes
	Investment Class	-34.78%	0.79%	7.00%
	Service Class	-35.00	0.62	6.91

	Return After Taxes on Distributions	-34.96	-0.13	5.52

	Return After Taxes on Distributions and Sale of Fund Shares	-22.43	0.85	5.75

	Russell 2000 Index*	-33.79	-0.93	3.02

*Reflects no deductions for fees, expenses or taxes.

performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of

2 | The Royce Fund Prospectus 2009

Investment Class Symbol: PENNX | Service Class Symbol: RYPFX

the Russell 2000, the Fund’s benchmark index. The Service Class commenced operations on November 8, 2005. Performance information prior to that date is for the Investment Class, which has substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns prior to November 8, 2005 for that Class would have been lower.

    The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Investment Class	Service Class

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Early redemption fee
On purchases held for 180 days or more	None	None
On purchases held for less than 180 days	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	0.76%	0.76%
Distribution (12b-1) fees	None	0.25%
Other expenses	0.15%	0.09%

Total annual Fund operating expenses	0.91%	1.10%

Fund expenses have been restated to reflect net assets as of 12/31/08.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses	remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class	1 Year	3 Years	5 Years	10 Years

	Investment	$93	$290	$504	$1,120

	Service	$112	$350	$606	$1,340

Financial Highlights Information
On page 56, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 3

Royce Micro-Cap Fund

Investment Goal and Principal Strategies
Royce Micro-Cap Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of micro-cap companies, a universe of more than 4,100 companies with stock market capitalizations up to $500 million. Royce generally focuses on micro-cap companies that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels.
    Jenifer L. Taylor, Portfolio Manager of Royce, manages the Fund, assisted by W. Whitney George and David A. Nadel. Ms. Taylor had co-managed the Fund since 2006 and became primary portfolio manager in 2009.
    Normally, the Fund invests at least 80% of its net assets in the equity securities of micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Micro-Cap Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	215

Average Market Capitalization*	$203 million

*Geometrically calculated

    The prices of micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
    Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4 | The Royce Fund Prospectus 2009

Investment Class Symbol: RYOTX | Service Class Symbol: RMCFX

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Investment Class	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 27.78% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -27.46% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes–returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Service Class commenced operations on August 20, 2002. Performance information prior to that date is for the Investment Class, which has substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Service Class has higher expenses than the Investment Class. If Service Class’s expenses
		1 Year	5 Year	10 Year

	Return Before Taxes
	Investment Class	-40.94%	-0.03%	7.98%
	Service Class	-40.98	-0.15	7.90

	Return After Taxes on Distributions	-41.41	-1.91	6.48

	Return After Taxes on Distributions and Sale of Fund Shares	-26.34	0.03	6.86

	Russell 2000 Index*	-33.79	-0.93	3.02

*Reflects no deductions for fees, expenses or taxes.

had been reflected, returns prior to August 20, 2002 for that Class would have been lower.
    The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

The Royce Fund Prospectus 2009 | 5

Royce Micro-Cap Fund (continued)

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Investment Class	Service Class

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Early redemption fee
On purchases held for 180 days or more	None	None
On purchases held for less than 180 days	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.30%	1.30%
Distribution (12b-1) fees	None	0.25%
Other expenses	0.26%	0.24%

Total direct annual Fund operating expenses	1.56%	1.79%

Acquired Fund fees and expenses	0.13%	0.13%

Total annual Fund operating expenses	1.69%	1.92%

Expense reimbursements	—	(0.13)%

Net annual Fund operating expenses	1.69%	1.79%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to reimburse expenses, other than Acquired Fund fees and expenses, to the extent necessary to maintain the Service Class’s net direct annual operating expense ratio at or below 1.66% through April 30, 2010.

“Acquired Fund fees and expenses” are those incurred indirectly as a result of investment in one or more Acquired Funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of expense reimbursements for the Service Class in year one)	remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class	1 Year	3 Years	5 Years	10 Years

	Investment	$172	$533	$918	$1,998

	Service	$182	$591	$1,025	$2,233

Financial Highlights Information
On page 56, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

6 | The Royce Fund Prospectus 2009

Royce Premier Fund

Investment Goal and Principal Strategies
Royce Premier Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, generally invests the Fund’s assets in a limited number (generally less than 100) of the equity securities of small-cap companies, those with stock market capitalizations from $500 million to $2.5 billion. Royce looks for companies that it considers “premier”–those that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth.
    Charles M. Royce, President and Chief Investment Officer of Royce, and W. Whitney George, Managing Director and Portfolio Manager of Royce, co-manage the Fund, assisted by Lauren A. Romeo. Mr. Royce has managed the Fund since its inception; Mr. George has co-managed the Fund with him since 2002.
    Normally, the Fund invests at least 80% of its net assets in the equity securities of “premier” companies. At least 65% of these securities will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Premier Fund is subject to market risk–the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	66

Average Market Capitalization*	$1,449 million

*Geometrically calculated

    The prices of small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in largercap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
    Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
   Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Royce Fund Prospectus 2009 | 7

Royce Premier Fund (continued)

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Investment Class	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 21.04% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -21.95% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes–returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Service Class commenced operations on September 3, 2002, and the Institutional Class commenced operations on September 17, 2002. Performance information prior to these dates is for the Investment Class, which has substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses (the Service Class has higher expenses than
		1 Year	5 Year	10 Year

	Return Before Taxes
	Investment Class	-28.29%	4.81%	8.76%
	Service Class	-28.41	4.62	8.66
	Institutional Class	-28.19	4.92	8.83

	Return After Taxes on Distributions	-28.48	3.85	7.61

	Return After Taxes on Distributions and Sale of Fund Shares	-18.18	4.22	7.42

	Russell 2000 Index*	-33.79	-0.93	3.02

*Reflects no deductions for fees, expenses or taxes.

 the Investment Class). If Service Class’s expenses had been reflected, returns prior to September 3, 2002 for that Class would have been lower.
    The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

8 | The Royce Fund Prospectus 2009

Investment Class Symbol: RYPRX | Service Class Symbol: RPFFX | Institutional class Symbol: RPFIX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
	Investment Class	Service Class	Institutional Class

Maximum sales charge (load) imposed on purchases	None	None	None

Maximum deferred sales charge	None	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None	None

Early redemption fee
On purchases held for 180 days or more	None	None	None
On purchases held for less than 180 days	1.00%	1.00%	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	0.98%	0.98%	0.98%
Distribution (12b-1) fees	None	0.25%	None
Other expenses	0.18%	0.18%	0.06%

Total annual Fund operating expenses	1.16%	1.41%	1.04%

Fund expenses have been restated to reflect net assets as of 12/31/08.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating	expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class	1 Year	3 Years	5 Years	10 Years

	Investment	$118	$368	$638	$1,409

	Service	$144	$446	$771	$1,691

	Institutional	$106	$331	$574	$1,271

Financial Highlights Information
On page 56, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 9

Royce Low-Priced Stock Fund

Investment Goal and Principal Strategies
Royce Low-Priced Stock Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the low-priced equity securities of small- and micro-cap companies. We define as low-priced those companies whose average cost per share in the Fund’s portfolio is less than $25. Institutional investors generally do not make very low-priced equities (those trading at $10 or less per share) an area of their focus, and they may receive only limited broker research coverage. These conditions create opportunities to find securities with what Royce believes are strong financial characteristics trading significantly below its estimate of their current worth.
    W. Whitney George, Managing Director and Portfolio Manager of Royce, manages the Fund, assisted by James A. (Chip) Skinner, III. Mr. George has managed the Fund since 2002.
    Normally, the Fund invests at least 80% of its net assets in low-priced equity securities. At least 65% of these securities will be issued by small- and micro-cap companies, those with market capitalizations up to $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Low-Priced Stock Fund is subject to market risk–the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	205

Average Market Capitalization*	$709 million

*Geometrically calculated

    The prices of low-priced, small- and micro-cap securities are generally even more volatile and their markets are even less liquid than for securities with higher share prices or securities of larger-cap companies. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in higher-priced smaller companies, larger-cap companies or other asset classes. Some issuers of low-priced securities may be financially distressed or involved in bankruptcy, liquidation, reorganization or recapitalization proceedings. Specifically because of their lower prices relative to other companies, low-priced stocks may be subject to even more abrupt or erratic market movements.
    Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

10 | The Royce Fund Prospectus 2009

Investment Class Symbol: RLPHX | Service Class Symbol: RYLPX | Institutional class Symbol: RLPIX

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Service Class	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 27.66% (quarter ended 12/31/01) and the lowest return for a quarter was -25.89% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Service Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Institutional Class commenced operations on January 3, 2006, and the Investment Class commenced operations on March 15, 2007. Performance information prior to these dates is for the Service Class. The returns differ only to the extent that the Classes have
		1 Year	5 Year	10 Year

	Return Before Taxes
	Service Class	-35.97%	-0.58%	8.95%
	Institutional Class	-35.75	-0.40	9.05
	Investment Class	-35.77	-0.48	9.00

	Return After Taxes on Distributions	-36.28	-1.83	7.64

	Return After Taxes on Distributions and Sale of Fund Shares	-23.04	-0.26	7.66

	Russell 2000 Index*	-33.79	-0.93	3.02

*Reflects no deductions for fees, expenses or taxes.

different expenses because all Classes invest in the same portfolio of securities.
    The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

The Royce Fund Prospectus 2009 | 11

Royce Low-Priced Stock Fund (continued)

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Investment Class	Service Class	Institutional Class

Maximum sales charge (load) imposed on purchases	None	None	None

Maximum deferred sales charge	None	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None	None

Early redemption fee
On purchases held for 180 days or more	None	None	None
On purchases held for less than 180 days	1.00%	1.00%	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.14%	1.14%	1.14%
Distribution (12b-1) fees	None	0.25%	None
Other expenses	0.14%	0.21%	0.10%

Total annual Fund operating expenses	1.28%	1.60%	1.24%

Fee waivers and expense reimbursements	(0.04)%	(0.11)%	—

Net annual Fund operating expenses	1.24%	1.49%	1.24%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain the Investment and Service Classes’ net annual operating expense ratio at or below the levels listed above through April 30, 2010.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements for the Investment and Service Classes in year one) remain the same.	Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class	1 Year	3 Years	5 Years	10 Years

	Investment	$126	$402	$698	$1,542

	Service	$152	$494	$860	$1,891

	Institutional	$126	$393	$681	$1,500

Financial Highlights Information
On page 57, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

12 | The Royce Fund Prospectus 2009

Royce Total Return Fund

Investment Goals and Principal Strategies
The investment goals of Royce Total Return Fund are both long-term growth of capital and current income. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the dividend-paying securities of small- and micro-cap companies. Of the more than 5,100 small- and micro-cap companies, more than 1,500 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small- and micro-cap securities.
     Charles M. Royce, President and Chief Investment Officer of Royce, manages the Fund, assisted by Jay S. Kaplan, George Necakov and Chris E. Flynn. Mr. Royce has managed the Fund since its inception.
     Normally, the Fund invests at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the Fund, and at least 65% will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Total Return Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	470

Average Market Capitalization*	$1,295 million

*Geometrically calculated

    The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. There is no assurance that there will be net investment income to distribute and/or that the Fund will achieve its investment goals.
     Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Royce Fund Prospectus 2009 | 13

Royce Total Return Fund (continued)

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Investment Class	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 16.00% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -23.16% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Service Class commenced operations on January 3, 2002, and the Institutional Class commenced operations on March 4, 2003. Performance information prior to these dates is for the Investment Class, which has substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses (the Service
		1 Year	5 Year	10 Year

	Return Before Taxes
	Investment Class	-31.17%	0.53%	6.22%
	Service Class	-31.17	0.40	6.11
	Institutional Class	-31.09	0.65	6.29

	Return After Taxes on Distributions	-31.47	-0.19	5.12

	Return After Taxes on Distributions and Sale of Fund Shares	-19.94	-0.63	5.09

	Russell 2000*	-33.79	-0.93	3.02

*Reflects no deductions for fees, expenses or taxes.
Class has higher expenses than the Investment Class). If Service Class’s expenses had been reflected, returns prior to January 3, 2002 for that Class would have been lower.
     The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

14 | The Royce Fund Prospectus 2009

Investment Class Symbol: RYTRX | Service Class Symbol: RYTFX | Institutional class Symbol: RTRIX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Investment Class	Service Class	Institutional Class

Maximum sales charge (load) imposed on purchases	None	None	None

Maximum deferred sales charge	None	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None	None

Early redemption fee
On purchases held for 180 days or more	None	None	None
On purchases held for less than 180 days	1.00%	1.00%	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	0.98%	0.98%	0.98%
Distribution (12b-1) fees	None	0.25%	None
Other expenses	0.19%	0.21%	0.05%

Total direct annual Fund operating expenses	1.17%	1.44%	1.03%

Acquired Fund fees and expenses	0.02%	0.02%	0.02%

Total annual Fund operating expenses	1.19%	1.46%	1.05%

Fund expenses have been restated to reflect net assets as of 12/31/08.

“Acquired Fund fees and expenses” are those incurred indirectly as a result of investment in one or more Acquired Funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating	expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class	1 Year	3 Years	5 Years	10 Years

	Investment	$121	$378	$654	$1,443

	Service	$149	$462	$797	$1,746

	Institutional	$107	$334	$579	$1,283

Financial Highlights Information
On page 57, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 15

Royce Heritage Fund

Investment Goal and Principal Strategies
Royce Heritage Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of companies that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels. Although the Fund may invest in the equity securities of companies of any market capitalization, Royce expects that a significant portion of the Fund’s assets may be invested in the equity securities of micro-, small- and/or mid-cap companies with market capitalizations up to $10 billion.
     Charles M. Royce, President and Chief Investment Officer of Royce, manages the Fund, assisted by James J. Harvey. Mr. Royce has managed the Fund since its inception.
     Normally, the Fund invests at least 65% of its net assets in equity securities. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Heritage Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and an account could lose money over short or long periods of time.

PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	208

Average Market Capitalization*	$1,094 million

*Geometrically calculated

    The prices of micro-, small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
    Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

16 | The Royce Fund Prospectus 2009

Investment Class Symbol: RHFHX | Service Class Symbol: RGFAX

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Service Class	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 33.70% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -24.91% (quarter ended 12/31/08).
		1 Year	5 Year	10 Year

	Return Before Taxes
	Service Class	-36.22%	0.71%	8.27%
	Investment Class	-36.07	0.76	8.30%

	Return After Taxes on Distributions	-36.59	-1.16	6.04

	Return After Taxes on Distributions and Sale of Fund Shares	-23.23	0.41	6.42

	Russell 2000 Index*	-33.79	-0.93	3.02

	*Reflects no deductions for fees, expenses or taxes.

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Service Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Investment Class commenced operations on March 15, 2007, and the Institutional Class has not yet commenced operation. Performance information prior to March 15, 2007 is for the Service Class. The returns differ only to the extent that the

Classes have different expenses because all Classes invest in the same portfolio of securities.
     The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

The Royce Fund Prospectus 2009 | 17

Royce Heritage Fund (continued)

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Investment Class	Service Class	Institutional Class

Maximum sales charge (load) imposed on purchases	None	None	None

Maximum deferred sales charge	None	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None	None

Annual Trustee’s Fee—applies only to GiftShare Accounts	$50	$50	N/A

Early redemption fee
On purchases held for 180 days or more	None	None	None
On purchases held for less than 180 days	1.00%	1.00%	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%	1.00%
Distribution (12b-1) fees	None	0.25%	None
Other expenses	0.51%	0.27%	0.27%

Total annual Fund operating expenses	1.51%	1.52%	1.27%

Expense reimbursements	(0.27)%	—	(0.23)%

Net annual Fund operating expenses	1.24%	1.52%	1.04%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to reimburse expenses to the extent necessary to maintain the Investment and Institutional Classes’ net annual operating expense ratio at or below the levels listed above through April 30, 2010. The Institutional Class’s “Other expenses” are estimated for the current fiscal year, which ends on 12/31/09.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of expense reimbursements for the Investment and Institutional Classes in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:	Class	1 Year	3 Years	5 Years	10 Years

	Investment	$126	$451	$798	$1,779

	Service	$155	$480	$829	$1,813

	Institutional	$106	$380	$675	$1,514

	Exclusive of $50 annual trustee’s fee per GiftShare Account. For GiftShare Accounts opened prior to or during 2009, Royce will pay that portion of the currently effective annual trustee’s fee in excess of $50 per account and the trustee’s fee for establishing and terminating the trusts.

Financial Highlights Information
On page 57, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

18 | The Royce Fund Prospectus 2009

Royce Opportunity Fund

Investment Goal and Principal Strategies
Royce Opportunity Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of small- and micro-cap companies, those with market capitalizations up to $2.5 billion, in an attempt to take advantage of what it believes are opportunistic situations for undervalued securities. Such opportunistic situations may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset values or undervalued growth companies.
    Boniface A. Zaino, Managing Director and Portfolio Manager of Royce, manages the Fund, assisted by William A. Hench. Mr. Zaino has managed the Fund since 1998.
    Although the Fund normally focuses on the securities of companies with market capitalizations up to $2.5 billion, it may, in certain market environments, invest an equal or greater percentage of its assets in securities of larger-cap companies and may invest up to 10% of its assets in foreign securities.
    Normally, the Fund invests at least 65% of its net assets in equity securities.
	PORTFOLIO DIAGNOSTICS (12/31/08)

	Number of Holdings		288

	Average Market Capitalization*		$334 million

	*Geometrically calculated

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Opportunity Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
    The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Investment Class	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 31.94% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -36.30% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with
		1 Year	5 Year	10 Year

	Return Before Taxes
	Investment Class	-45.73%	-4.91%	7.58%
	Service Class	-45.76	-5.06	7.40
	Institutional Class	-45.66	-4.81	7.65

	Return After Taxes on Distributions	-46.36	-6.43	5.83

	Return After Taxes on Distributions and Sale of Fund Shares	-29.11	-3.49	6.54

	Russell 2000 Index*	-33.79	-0.93	3.02

*Reflects no deductions for fees, expenses or taxes.
those of the Russell 2000, the Fund’s benchmark index. The Service Class commenced operations on May 22, 2000, and the Institutional Class commenced operations on December 12, 2001. Performance information prior to these dates is for the Investment Class, which has substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses (the Service Class has higher expenses than the

The Royce Fund Prospectus 2009 | 19

Investment Class Symbol: RYPNX | Service Class Symbol: RYOFX | Institutional Class Symbol: ROFIX

Investment Class). If Service Class’s expenses had been reflected, returns prior to May 22, 2000 for that Class would have been lower.
    The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Investment Class	Service Class	Institutional Class

Maximum sales charge (load) imposed on purchases	None	None	None

Maximum deferred sales charge	None	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None	None

Early redemption fee
On purchases held for 180 days or more	None	None	None
On purchases held for less than 180 days	1.00%	1.00%	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%	1.00%
Distribution (12b-1) fees	None	0.25%	None
Other expenses	0.23%	0.21%	0.06%

Total annual Fund operating expenses	1.23%	1.46%	1.06%

Fund expenses have been restated to reflect net assets as of 12/31/08.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating	expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class	1 Year	3 Years	5 Years	10 Years

	Investment	$125	$390	$676	$1,489

	Service	$149	$462	$797	$1,746

	Institutional	$108	$337	$585	$1,294

Financial Highlights Information
On page 58, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

20 | The Royce Fund Prospectus 2009

Royce Special Equity Fund

Investment Goal and Principal Strategies
Royce Special Equity Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of small-; and micro-cap companies, those with market capitalizations up to $2.5 billion. The portfolio manager applies an intensive value approach in managing the Fund’s assets. This approach, which attempts to combine classic value analysis, the identification of good businesses and accounting cynicism, has its roots in the teachings of Benjamin Graham and Abraham Briloff.
    Charles R. Dreifus, Principal and Portfolio Manager of Royce, manages the Fund. Mr. Dreifus has managed the Fund since its inception.
    Normally, the Fund invests at least 80% of its net assets in equity securities. At least 65% of these securities will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 5% of its assets in foreign securities.

 Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Special Equity Fund is subject to market risk—the possibility that common stock prices will decline over short or extended
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	74

Average Market Capitalization*	$587 million

*Geometrically calculated

periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
    The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In addition, as of December 31, 2008 the Fund held a limited number of portfolio securities and therefore may involve more risk to investors than a more broadly diversified portfolio of small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Royce Fund Prospectus 2009 | 21

Royce Special Equity Fund (continued)

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Investment Class

During the period shown in the bar chart, the highest return for a calendar quarter was 20.87% (quarter ended 12/31/01) and the lowest return for a calendar quarter was -14.91% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last 10 years (Investment Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Institutional Class commenced operations on July 25, 2003, and the Service Class commenced operations on October 2, 2003. Performance information prior to these dates is for the Investment Class, which has substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses (the Service Class has higher expenses than the

ANNUALIZED TOTAL RETURNS (12/31/08)

	1 Year	5 Year	10 Year

Return Before Taxes
Investment Class	-19.62%	1.60%	8.15%
Service Class	-19.74	1.39	8.04
Institutional Class	-19.52	1.68	8.19

Return After Taxes on
Distributions	-20.49	0.54	7.42

Return After Taxes on
Distributions and Sale
of Fund Shares	-11.77	1.46	7.17

Russell 2000 Index*	-33.79	-0.93	3.02

*Reflects no deductions for fees, expenses or taxes.

Investment Class). If Service Class’s expenses had been reflected, returns prior to October 2, 2003 for that Class would have been lower.
     The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

22 | The Royce Fund Prospectus 2009

Investment Class Symbol: RYSEX | Service Class Symbol: RSEFX | Institutional Class Symbol: RSEIX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Investment Class	Service Class	Institutional Class

Maximum sales charge (load) imposed on purchases	None	None	None

Maximum deferred sales charge	None	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None	None

Early redemption fee
On purchases held for 180 days or more	None	None	None
On purchases held for less than 180 days	1.00%	1.00%	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%	1.00%
Distribution (12b-1) fees	None	0.25%	None
Other expenses	0.15%	0.29%	0.05%

Total annual Fund operating expenses	1.15%	1.54%	1.05%

Expense reimbursements	—	(0.15)%	—

Net annual Fund operating expenses	1.15%	1.39%	1.05%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expense ratio at or below 1.39% through April 30, 2010.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of expense reimbursements for the Service Class in year one)
remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years

Investment	$117	$365	$633	$1,398

Service	$142	$472	$825	$1,822

Institutional	$107	$334	$579	$1,283

Financial Highlights Information
On page 58, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 23

Royce Value Fund

Investment Goal and Principal Strategies
Royce Value Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of small- and mid-cap companies with stock market capitalizations from $500 million to $5 billion that it believes are trading significantly below its estimate of their current worth. The Fund generally invests in securities of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage.
     W. Whitney George, Managing Director and Portfolio Manager of Royce, and Jay S. Kaplan, Principal and Portfolio Manager of Royce, co-manage the Fund, assisted by Lauren A. Romeo. Mr. Kaplan has co-managed the Fund since 2002; Mr. George has co-managed the Fund with him since 2004.
      Normally, the Fund invests at least 80% of its net assets in equity securities of such small- and/or mid-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Value Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
      The prices of small- and mid-cap securities are generally more volatile and their markets are less liquid relative to

PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	72

Average Market Capitalization*	$1,315 million

*Geometrically calculated

larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In addition, as of December 31, 2008 the Fund held a limited number of portfolio securities and therefore may involve more risk to investors than a more broadly diversified portfolio of small- and mid-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
      Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

24 | The Royce Fund Prospectus 2009

Investment Class Symbol: RVVHX | Service Class Symbol: RYVFX | Institutional Class Symbol: RVFIX

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Investment Class

During the period shown in the bar chart, the highest return for a calendar quarter was 22.07% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -27.16% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception (Service Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Institutional Class commenced operations on June 1, 2006, and the Investment Class commenced operations on March 15, 2007. Performance information prior to these dates is for the Service Class. The returns differ only to the extent that the

ANNUALIZED TOTAL RETURNS (12/31/08)

			Since Inception
	1 Year	5 Year	(6/14/01)

Return Before Taxes
Service Class	-34.21%	4.12%	7.46%
Institutional Class	-34.02	4.23	7.54
Investment Class	-34.09	4.17	7.50

Return After Taxes on
Distributions	-34.21	3.46	6.66

Return After Taxes on
Distributions and Sale
of Fund Shares	-22.24	3.43	6.21

Russell 2000 Index*	-33.79	-0.93	1.40

*Reflects no deductions for fees, expenses or taxes.

Classes have different expenses because all Classes invest in the same portfolio of securities.
     The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

The Royce Fund Prospectus 2009 | 25

Royce Value Fund (continued)

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Investment Class	Service Class	Institutional Class

Maximum sales charge (load) imposed on purchases	None	None	None

Maximum deferred sales charge	None	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None	None

Early redemption fee
On purchases held for 180 days or more	None	None	None
On purchases held for less than 180 days	1.00%	1.00%	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%	1.00%
Distribution (12b-1) fees	None	0.25%	None
Other expenses	0.19%	0.21%	0.05%

Total annual Fund operating expenses	1.19%	1.46%	1.05%

Fund expenses have been restated to reflect net assets as of 12/31/08.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years

Investment	$121	$378	$654	$1,443

Service	$149	$462	$797	$1,746

Institutional	$107	$334	$579	$1,283

Financial Highlights Information
On pages 58-59, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

26 | The Royce Fund Prospectus 2009

Royce Value Plus Fund

Investment Goal and Principal Strategies
Royce Value Plus Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of micro-, small- and/or mid-cap companies with market capitalizations up to $5 billion that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels. Consistent with Royce’s value approach to investing, the Fund generally invests in securities of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage. The Fund also gives consideration to those companies that Royce believes have above-average growth prospects.
     James A. (Chip) Skinner, III, Principal and Portfolio Manager of Royce, manages the Fund, assisted by W. Whitney George. Mr. Skinner co-managed the Fund between 2002 and 2007, and has been the Fund’s primary portfolio manager since 2008.
     Normally, the Fund invests at least 80% of its net assets in equity securities of such micro-, small- and/or mid-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Value Plus Fund is subject to market risk—the possibility that common stock prices will decline over short or extended

PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	149

Average Market Capitalization*	$843 million

*Geometrically calculated

periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
      The prices of micro-, small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
      Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

The Royce Fund Prospectus 2009 | 27

Royce Value Plus Fund (continued)

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Investment Class

During the period shown in the bar chart, the highest return for a calendar quarter was 37.79% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -28.98% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception (Service Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Institutional Class commenced operations on May 10, 2006, and the Investment Class commenced operations on March 15, 2007. Performance information prior to these dates is for the Service Class. The returns differ only to the extent that the

ANNUALIZED TOTAL RETURNS (12/31/08)

			Since Inception
	1 Year	5 Year	(6/14/01)

Return Before Taxes
Service Class	-41.07%	1.05%	9.35%
Institutional Class	-40.88	1.18	9.44
Investment Class	-40.88	1.15	9.42

Return After Taxes on
Distributions	-41.36	0.44	8.48

Return After Taxes on
Distributions and Sale
of Fund Shares	-26.54	0.80	7.86

Russell 2000 Index*	-33.79	-0.93	1.40

*Reflects no deductions for fees, expenses or taxes.

Classes have different expenses because all Classes invest in the same portfolio of securities.
      The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

28 | The Royce Fund Prospectus 2009

Investment Class Symbol: RVPHX | Service Class Symbol: RYVPX | Institutional Class Symbol: RVPIX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Investment Class	Service Class	Institutional Class

Maximum sales charge (load) imposed on purchases	None	None	None

Maximum deferred sales charge	None	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None	None

Early redemption fee
On purchases held for 180 days or more	None	None	None
On purchases held for less than 180 days	1.00%	1.00%	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%	1.00%
Distribution (12b-1) fees	None	0.25%	None
Other expenses	0.08%	0.23%	0.06%

Total annual Fund operating expenses	1.08%	1.48%	1.06%

Fund expenses have been restated to reflect net assets as of 12/31/08.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years

Investment	$110	$343	$595	$1,317

Service	$151	$468	$808	$1,768

Institutional	$108	$337	$585	$1,294

Financial Highlights Information
On page 59, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 29

Royce 100 Fund

Investment Goal and Principal Strategies
Royce 100 Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, generally invests the Fund’s assets in a limited number (approximately 100) of the equity securities of micro-, small- and/or mid-cap companies with stock market capitalizations up to $5 billion. Royce selects securities of approximately 100 “outstanding” micro-, small- and/or mid-cap companies—those that Royce believes have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth.
     Charles M. Royce, President and Chief Investment Officer of Royce, manages the Fund, assisted by Lauren A. Romeo. Mr. Royce has managed the Fund since its inception.
      Normally, the Fund invests at least 80% of its net assets in equity securities primarily issued by companies with stock market capitalizations up to $5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce 100 Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	100

Average Market Capitalization*	$1,202 million

*Geometrically calculated

     The prices of micro-, small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of smaller-company securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
     Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

30 | The Royce Fund Prospectus 2009

Investment Class Symbol: ROHHX | Service Class Symbol: RYOHX

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Investment Class

During the period shown in the bar chart, the highest return for a calendar quarter was 14.79% (quarter ended 12/31/04) and the lowest return for a calendar quarter was -21.85% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception (Service Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Investment Class commenced operations on March 15, 2007, and the Institutional Class has not yet commenced operations. Performance information prior to March 15, 2007 is for the Service Class. The returns differ only to the extent that the

ANNUALIZED TOTAL RETURNS (12/31/08)

			Since Inception
	1 Year	5 Year	(6/30/03)

Return Before Taxes
Service Class	-29.17%	4.79%	6.28%
Investment Class	-29.13	4.83	6.32

Return After Taxes on
Distributions	-29.40	3.87	5.43

Return After Taxes on
Distributions and Sale
of Fund Shares	-18.82	3.94	5.26

Russell 2000 Index*	-33.79	-0.93	3.25

*Reflects no deductions for fees, expenses or taxes.

Classes have different expenses because all Classes invest in the same portfolio of securities.
      The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

The Royce Fund Prospectus 2009 | 31

Royce 100 Fund (continued)

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Investment Class	Service Class	Institutional Class

Maximum sales charge (load) imposed on purchases	None	None	None

Maximum deferred sales charge	None	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None	None

Early redemption fee
On purchases held for 180 days or more	None	None	None
On purchases held for less than 180 days	1.00%	1.00%	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%	1.00%
Distribution (12b-1) fees	None	0.25%	None
Other expenses	0.22%	0.32%	0.32%

Total annual Fund operating expenses	1.22%	1.57%	1.32%

Fee waivers and expense reimbursements	—	(0.08)%	(0.28)%

Net annual Fund operating expenses	1.22%	1.49%	1.04%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain the Service and Institutional Classes’ net annual operating expense ratio at or below the levels listed above through April 30, 2010. The Institutional Class’s “Other expenses” are estimated for the current fiscal year, which ends on 12/31/09.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements for the Service and Institutional Classes in year one) remain the same.	Although your actual costs may be higher or lower, based on the assumptions your costs would be:
	Class	1 Year	3 Years	5 Years	10 Years

	Investment	$124	$387	$670	$1,477

	Service	$152	$488	$848	$1,861

	Institutional	$106	$391	$697	$1,566

Financial Highlights Information
On page 59, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

32 | The Royce Fund Prospectus 2009

Royce Discovery Fund

Investment Goal and Principal Strategies
Royce Discovery Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of micro-cap companies, those with stock market capitalizations up to $500 million. Royce selects securities that are identified by a proprietary quantitative investment model. The model implements a value approach by focusing on factors such as balance sheet quality, cash flow levels and various other measures of a company’s profitability.
    George Necakov, Director of Quantitative Strategies and Portfolio Manager of Royce, manages the Fund using this disciplined investment process to construct and periodically rebalance the portfolio. Mr. Necakov has managed the Fund since its inception.
    Normally, the Fund invests at least 80% of its net assets in the equity securities of micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Discovery Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	99

Average Market Capitalization*	$180 million

*Geometrically calculated

    The Fund is dependent on Royce for its success, and Royce in turn relies on the Fund’s portfolio manager, George Necakov, and the proprietary quantitative investment model that he has developed. To the extent that the stock market does not reward those quantitative factors utilized by the model, the performance of the Fund may be negatively affected. In addition, if, and to the extent that, the Fund’s assets rapidly increase, Royce may not be able to execute trades in a manner that allows the Fund to purchase and sell its portfolio securities at the times and in the amounts required by the model. The Fund’s profit opportunities may diminish to the extent that competitors of Royce attempt to exploit similar models using micro-cap stocks.
    The prices of micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
    Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

The Royce Fund Prospectus 2009 | 33

Royce Discovery Fund (continued)

CALENDAR YEAR TOTAL RETURNS in Percentages (%)	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 14.35% (quarter ended 12/31/04) and the lowest return for a calendar quarter was -22.49% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000 and the Russell Microcap Indices, the Fund’s old and new benchmark indices, respectively. We have changed the Fund’s benchmark to the Russell Microcap because we believe it better reflects the Fund’s micro-cap selection universe.
		1 Year	5 Year	Since Inception (10/3/03)

	Return Before Taxes	-35.07%	-3.05%	-0.46%

	Return After Taxes on Distributions	-36.21	-4.36	-1.74

	Return After Taxes on Distributions and Sale of Fund Shares	-22.13	-2.65	-0.46

	Russell 2000 Index*	-33.79	-0.93	0.76

	Russell Microcap Index*	-39.78	-5.44	-3.21

*Reflects no deductions for fees, expenses or taxes.

    The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

34 | The Royce Fund Prospectus 2009

Service Class Symbol: RYDFX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for 180 days or more	None
On purchases held for less than 180 days	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%
Distribution (12b-1) fees	0.25%
Other expenses	2.08%

Total annual Fund operating expenses	3.33%

Fee waivers and expense reimbursements	(1.84)%

Net annual Fund operating expenses	1.49%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.49% through April 30, 2010 and at or below 1.99% through April 30, 2019.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating	expenses (net of fee waivers and expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

	$152	$576	$1,026	$2,277

Financial Highlights Information
On page 59, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 35

Royce Financial Services Fund

Investment Goal and Principal Strategies

Royce Financial Services Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of micro-, small- and/or mid-cap companies with market capitalizations up to $5 billion that are “principally” engaged in the financial services industry. Examples of such companies include: commercial and industrial banks, savings and loan associations, companies engaged in consumer and industrial finance, insurance, securities brokerage and investment management, other financial intermediaries and firms that primarily serve the financial services industry. Royce selects securities issued by companies that it believes have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth.
    Charles M. Royce, President and Chief Investment Officer of Royce, manages the Fund, assisted by Chris E. Flynn. Mr. Royce has managed the Fund since its inception.
    Although the Fund normally focuses on securities of financial services companies with market capitalizations up to $5 billion, it may invest an equal or greater percentage of its assets in securities of larger-cap companies and may invest up to 35% of its net assets in foreign securities. While the Fund anticipates that its investment in foreign securities will generally be in securities of companies that trade on securities exchanges in “developed countries,” the Fund may also invest in the securities of companies that trade on securities exchanges in “developing countries.” Developing countries, sometimes also referred to as emerging markets countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan and Western European countries (as defined in the Fund’s Statement of Additional Information). In selecting securities for the Fund, Royce uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic or other country-specific factors.
    Normally, the Fund invests at least 80% of its net assets in the equity securities of companies “principally” engaged in the financial services industry. For these purposes, a company is deemed to be principally engaged in the financial services industry if at least 50% of its consolidated assets, revenues or net income are committed to, or are derived from, financial services-related activities.
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	124

Average Market Capitalization*	$1,216 million

*Geometrically calculated

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Financial Services Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time. The Fund focuses its investments in companies within the financial services industry. As a result, the Fund is subject to certain risks associated with this industry, including, among other things, changes in government regulations, interest rate levels and general economic conditions.
    The prices of micro-, small- and mid-cap companies are also generally more volatile, and their markets are less liquid, relative to larger-cap securities. Therefore, an investment in the Fund may involve considerably more risk of loss and its returns may differ significantly from both non-financial services funds and funds investing in larger-cap companies.
    Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program. Rather, it is designed for long-term investors who can accept the risks of investing in a fund with common stock holdings primarily in smaller-cap financial services companies.

36 | The Royce Fund Prospectus 2009

Service Class Symbol: RYFSX

CALENDAR YEAR TOTAL RETURNS in Percentages (%)	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 13.04% (quarter ended 12/31/04) and the lowest return for a calendar quarter was -25.10% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index, and the financial services sector of the Russell 2500 index of micro-, small- and mid-cap companies.
		1 Year	5 Year	Since Inception (12/31/03)

	Return Before Taxes	-35.37%	-0.16%	-0.16%

	Return After Taxes on Distributions	-35.59	-0.72	-0.72

	Return After Taxes on Distributions and Sale of Fund Shares	-22.78	-0.08	-0.08

	Russell 2500 Financial Services Sector*	-29.44	-1.39	-1.39

	Russell 2000 Index*	-33.79	-0.93	-0.93

*Reflects no deductions for fees, expenses or taxes.

    The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

The Royce Fund Prospectus 2009 | 37

Royce Financial Services Fund (continued)

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for 180 days or more	None
On purchases held for less than 180 days	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%
Distribution (12b-1) fees	0.25%
Other expenses	0.70%

Total direct annual Fund operating expenses	1.95%

Acquired Fund fees and expenses	0.25%

Total annual Fund operating expenses	2.20%

Fee waivers and expense reimbursements	(0.46)%

Net annual Fund operating expenses	1.74%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to waive its fees and reimburse expenses, other than Acquired Fund fees and expenses, to the extent necessary to maintain the Fund’s net direct annual operating expense ratio at or below 1.49% through April 30, 2010.

“Acquired Fund fees and expenses” are those incurred indirectly as a result of investment in one or more Acquired Funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating	expenses (net of fee waivers and expense reimbursements in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

	$177	$644	$1,138	$2,498

Financial Highlights Information
On page 60, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

38 | The Royce Fund Prospectus 2009

Royce Dividend Value Fund

Investment Goals and Principal Strategies
The investment goals of Royce Dividend Value Fund are both long-term growth of capital and current income. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the dividend-paying securities of micro-, small- and/or mid-cap companies with market capitalizations up to $5 billion. Of the more than 5,300 micro-, small- and mid-cap companies, more than 1,500 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of micro-, small- and mid-cap securities.
    Charles M. Royce, President and Chief Investment Officer of Royce, and Jay S. Kaplan, Principal and Portfolio Manager of Royce, co-manage the Fund. Mr. Royce has managed the Fund since its inception; Mr. Kaplan has co-managed the Fund with him since 2007.
    Normally, the Fund invests at least 80% of its net assets in equity securities that produce dividend income to the Fund, and at least 65% will be issued by companies with stock market capitalizations of up to $5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Dividend Value Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	107

Average Market Capitalization*	$1,192 million

*Geometrically calculated

    The prices of micro-, small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. There is no assurance that there will be net investment income to distribute, and/or that the Fund will achieve its investment goals.
    Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Royce Fund Prospectus 2009 | 39

Royce Dividend Value Fund (continued)

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Service Class	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 11.13% (quarter ended 3/31/06) and the lowest return for a calendar quarter was -25.49% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception (Service Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Investment Class commenced operations on September 14, 2007. Performance information prior to that date is for the Service Class. The returns differ only to the extent that the Classes have different expenses because all Classes invest in the same portfolio of securities.
		1 Year	Since Inception (5/3/04)

	Return Before Taxes
	Service Class	-31.47%	-0.09%
	Investment Class	-31.38%	-0.03%

	Return After Taxes on Distributions	-31.71	-1.02

	Return After Taxes on Distributions and Sale of Fund Shares	-20.14	0.01

	Russell 2000 Index*	-33.79	-1.39

*Reflects no deductions for fees, expenses or taxes.

    The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

40 | The Royce Fund Prospectus 2009

Investment Class Symbol: RDVIX | Service Class Symbol: RYDVX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Investment Class	Service Class

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Early redemption fee
On purchases held for 180 days or more	None	None
On purchases held for less than 180 days	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%
Distribution (12b-1) fees	None	0.25%
Other expenses	1.93%	1.26%

Total direct annual Fund operating expenses	2.93%	2.51%

Acquired Fund fees and expenses	0.21%	0.21%

Total annual Fund operating expenses	3.14%	2.72%

Fee waivers and expense reimbursements	(1.69)%	(1.02)%

Net annual Fund operating expenses	1.45%	1.70%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to waive fees and reimburse expenses, other than Acquired Fund fees and expenses, to the extent necessary to maintain the Investment and Service Classes’ net direct annual operating expense ratio at or below 1.24% and 1.49%, respectively, through April 30, 2010 and for both classes at or below 1.99% through April 30, 2019.

“Acquired Fund fees and expenses” are those incurred indirectly as a result of investment in one or more Acquired Funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements) remain	the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class	1 Year	3 Years	5 Years	10 Years

	Investment	$148	$616	$1,111	$2,475

	Service	$173	$640	$1,134	$2,495

Financial Highlights Information
On page 60, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance since inception and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 41

Royce European Smaller-Companies Fund

Investment Goal and Principal Strategies
Royce European Smaller-Companies Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of “European” companies—i.e., companies domiciled in Europe—with market capitalizations up to $5 billion. Royce invests the Fund’s assets in companies that it believes have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and are trading significantly below its estimate of their current worth.
    Charles M. Royce, President and Chief Investment Officer of Royce, manages the Fund, assisted by David A. Nadel. Mr. Royce has managed the Fund since its inception.
    Normally, the Fund invests at least 80% of its net assets in the equity securities of companies domiciled in Europe with market capitalizations up to $5 billion at the time of investment. From time to time, a substantial portion of the Fund’s assets may be invested in European companies domiciled in a single country. No more than 35% of the Fund’s net assets may be invested in the securities of companies domiciled in “developing countries.” Generally, developing countries, sometimes also referred to as emerging market countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan and Western European countries (as defined in the Fund’s Statement of Additional Information). In selecting securities for the Fund, Royce uses a bottom-up value approach. Royce primarily focuses on company-specific criteria rather than on political, economic or other country-specific factors. The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce European Smaller-Companies Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
    In addition to general market risk, foreign securities may be subject to different risks than investments in U.S. securities, including adverse political, social, economic or other
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	75

Average Market Capitalization*	$723 million

*Geometrically calculated

developments that are unique to a particular country or region. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of foreign securities issued by companies domiciled in developing countries more than those domiciled in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.
    To the extent that the Fund’s investment in the securities of foreign companies consists of non-U.S. domiciled companies that trade on a U.S. exchange, some or all of the above-stated risks of investing in foreign companies may not apply.
    The prices of smaller-capitalization securities are generally more volatile and their markets are less liquid relative to larger-capitalization securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-capitalization companies or other asset classes. In addition, as of December 31, 2008 the Fund held a limited number of portfolio securities and therefore may involve more risk to investors than a more broadly diversified portfolio of micro-, small- and mid-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

42 | The Royce Fund Prospectus 2009

Service Class Symbol: RISCX

CALENDAR YEAR TOTAL RETURNS in Percentages (%)	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 5.20% (quarter ended 3/31/07) and the lowest return for a calendar quarter was -28.83% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the MSCI Europe Small Core index, the Fund’s benchmark index.
		1 Year	Since Inception (12/29/06)

	Return Before Taxes	-46.38%	-26.18%

	Return After Taxes on Distributions	-46.74	-26.44

	Return After Taxes on Distributions and Sale of Fund Shares	-29.71	-21.71

	MSCI Europe Small Core*	-54.24	-31.43

*Reflects no deductions for fees, expenses or taxes.

    The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

The Royce Fund Prospectus 2009 | 43

Royce European Smaller-Companies Fund (continued)

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for 180 days or more	None
On purchases held for less than 180 days	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.25%
Distribution (12b-1) fees	0.25%
Other expenses	1.92%

Total direct annual Fund operating expenses	3.42%

Acquired Fund fees and expenses	0.10%

Total annual Fund operating expenses	3.52%

Fee waivers	(1.73)%

Net annual Fund operating expenses	1.79%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to waive its fees, other than Acquired Fund fees and expenses, to the extent necessary to maintain the Fund’s net direct annual operating expense ratio at or below 1.69% through April 30, 2010 and at or below 1.99% through April 30, 2019.

“Acquired Fund fees and expenses” are those incurred indirectly as a result of investment in one or more Acquired Funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating	expenses (net of fee waivers) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

	$182	$626	$1,096	$2,397

Financial Highlights Information
On page 60, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance since inception and reflect financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

44 | The Royce Fund Prospectus 2009

Royce Global Value Fund

Investment Goal and Principal Strategies
Royce Global Value Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of companies that it believes are trading significantly below its estimate of their current worth. Royce bases this assessment chiefly on balance sheet quality and cash flow levels. Although the Fund may invest in the equity securities of companies of any market capitalization, Royce expects that generally a significant portion of the Fund’s assets will be invested in the equity securities of smaller companies with market capitalizations up to $5 billion.
    W. Whitney George, Managing Director and Portfolio Manager of Royce, and David A. Nadel, Portfolio Manager of Royce, co-manage the Fund. Mr. George has managed the Fund since its inception; Mr. Nadel began to co-manage the Fund with him in 2009.
    Normally, the Fund invests at least 65% of its net assets in the equity securities of companies domiciled in at least three different countries, which may include the United States. From time to time, a substantial portion of the Fund’s assets may be invested in companies domiciled in a single country. The Fund may also invest up to 35% of its net assets in U.S. and non-U.S. non-convertible debt or preferred stock. Although there are no geographic limits on the Fund’s investments, no more than 35% of the Fund’s net assets may be invested in the securities of companies domiciled in “developing countries.” Generally, developing countries, sometimes also referred to as emerging market countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan and Western European countries (as defined in the Fund’s Statement of Additional Information). In selecting securities for the Fund, Royce uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic or other country-specific factors. The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Global Value Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	60

Average Market Capitalization*	$957 million

*Geometrically calculated

    In addition to general market risk, foreign securities may be subject to different risks than investments in U.S. securities, including adverse political, social, economic or other developments that are unique to a particular country or region. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of foreign securities issued by companies domiciled in developing countries more than those domiciled in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.
    To the extent that the Fund’s investment in the securities of foreign companies consists of non-U.S. domiciled companies that trade on a U.S. exchange, some or all of the above-stated risks of investing in foreign companies may not apply.
    The prices of smaller-capitalization securities are generally more volatile and their markets are less liquid relative to larger-capitalization securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-capitalization companies or other asset classes. In addition, as of December 31, 2008 the Fund held a limited number of portfolio securities and therefore may involve more risk to investors than a more broadly diversified portfolio of micro-, small- and mid-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Royce Fund Prospectus 2009 | 45

Royce Global Value Fund (continued)

CALENDAR YEAR TOTAL RETURNS in Percentages (%)	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 8.49% (quarter ended 6/30/08) and the lowest return for a calendar quarter was -27.01% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the MSCI WORLD Small Core index, the Fund’s benchmark index.
		1 Year	Since Inception (12/29/06)

	Return Before Taxes	-39.92%	-17.10%

	Return After Taxes on Distributions	-39.97	-17.38

	Return After Taxes on Distributions and Sale of Fund Shares	-25.91	-14.39

	MSCI WORLD Small Core*	-41.88	-23.41

*Reflects no deductions for fees, expenses or taxes.

    The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

46 | The Royce Fund Prospectus 2009

Service Class Symbol: RIVFX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for 180 days or more	None
On purchases held for less than 180 days	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.25%
Distribution (12b-1) fees	0.25%
Other expenses	0.44%

Total direct annual Fund operating expenses	1.94%

Acquired Fund fees and expenses	0.33%

Total annual Fund operating expenses	2.27%

Fee waivers	(0.25)%

Net annual Fund operating expenses	2.02%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to waive its fees, other than Acquired Fund fees and expenses, to the extent necessary to maintain the Fund’s net direct annual operating expense ratio at or below 1.69% through April 30, 2010.

“Acquired Fund fees and expenses” are those incurred indirectly as a result of investment in one or more Acquired Funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating	expenses (net of fee waivers in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

	$205	$685	$1,192	$2,586

Financial Highlights Information
On page 60, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance since inception and reflect financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 47

Royce SMid-Cap Value Fund

Investment Goal and Principal Strategies
Royce SMid-Cap Value Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of small- and mid-cap companies with market capitalizations from $500 million to $10 billion that Royce believes are trading below its estimate of their current worth. The Fund generally seeks to invest in securities of companies that have excellent business strengths, high internal rates of return and exhibit above-average prospects.
    Charles M. Royce, President and Chief Investment Officer of Royce, and Steven G. McBoyle, Portfolio Manager of Royce, co-manage the Fund. Messrs. Royce and McBoyle have co-managed the Fund since its inception.
    Normally, the Fund invests at least 80% of its net assets in equity securities of such small- and mid-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce SMid-Cap Value Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of small- and mid-cap securities are generally more volatile and their markets are less liquid relative to
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	91

Average Market Capitalization*	$2,001 million

*Geometrically calculated

larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In addition, as of December 31, 2008 the Fund held a limited number of portfolio securities and therefore may involve more risk to investors than a more broadly diversified portfolio of small- and mid-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
    Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CALENDAR YEAR TOTAL RETURNS in Percentages (%)	ANNUALIZED TOTAL RETURNS (9/28/07)

During the period shown in the bar chart, the highest return for a calendar quarter was 1.63% (quarter ended 6/30/08) and the lowest return for a calendar quarter was -23.36% (quarter ended 12/31/08).

The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future.
		1 Year	Since Inception (9/28/07)

	Return Before Taxes	-29.27%	-23.98%

	Return After Taxes on Distributions	-29.28	-24.03

	Return After Taxes on Distributions and Sale of Fund Shares	-19.01	-20.29

	Russell 2500 Index*	-36.79	-32.96

*Reflects no deductions for fees, expenses or taxes.
The Annualized Total Returns table shows how the Fund’s cumulative total return since its inception compares with that of the Russell 2500, the Fund’s benchmark index.

48 | The Royce Fund Prospectus 2009

Service Class Symbol: RMVSX

     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes.

Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for 180 days or more	None
On purchases held for less than 180 days	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%
Distribution (12b-1) fees	0.25%
Other expenses	0.51%

Total annual Fund operating expenses	1.76%

Fee waivers	(0.27)%

Net annual Fund operating expenses	1.49%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.49% through April 30, 2010.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$152	$528	$929	$2,051

Financial Highlights Information
On page 60, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance since inception and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 49

Royce International Smaller-Companies Fund

Investment Goals and Principal Strategies
Royce International Smaller-Companies Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities issued by non-U.S. (“international”) companies—i.e., companies domiciled outside of the United States—with market capitalizations up to $5 billion. Royce invests the Fund’s assets in companies that it believes have excellent business strengths and/or prospects for growth, high internal rates of return, and low leverage, and are trading significantly below its estimate of their current worth.
    Charles M. Royce, President and Chief Investment Officer of Royce, manages the Fund, assisted by George Necakov and David A. Nadel. Mr. Royce has managed the Fund since its inception.
    Normally, the Fund invests at least 80% of its net assets in the equity securities of companies with market capitalizations up to $5 billion at the time of investment, and at least 65% of the Fund’s net assets will be invested in the equity securities of international companies domiciled in at least three different countries. From time to time, a substantial portion of the Fund’s assets may be invested in international companies domiciled in a single country. Although there are no geographic limits on the Fund’s international investments, no more than 35% of the Fund’s net assets may be invested in the securities of companies domiciled in “developing countries.” Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan and Western European countries (as defined in the Fund’s Statement of Additional Information).
    In selecting securities for the Fund, Royce uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic or other country-specific factors. The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any international securities that it purchases.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce International Smaller-Companies Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	164

Average Market Capitalization*	$878 million

*Geometrically calculated

    In addition to general market risk, securities of international companies may be subject to different risks than investments in U.S. securities, including adverse political, social, economic or other developments that are unique to a particular country or region. Prices of international securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of international securities issued by companies domiciled in developing countries more than those domiciled in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.
    To the extent that the Fund’s investment in the securities of international companies consists of non-U.S. domiciled companies that trade on a U.S. exchange, some or all of the above-stated risks of investing in international companies may not apply.
    The prices of smaller-capitalization securities are generally more volatile and their markets are less liquid relative to larger-capitalization securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-capitalization companies or other asset classes.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

50 | The Royce Fund Prospectus 2009

Service Class Symbol: RYGSX

CUMULATIVE TOTAL RETURNS (12/31/08)

Since Inception
(6/30/08)

Return Before Taxes	-30.10%

MSCI World ex U.S.A. Small Core*	-42.39

*Reflects no deductions for fees, expenses or taxes.
The Cumulative Total Returns information to the left provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Cumulative Total Returns table shows how the Fund’s cumulative total return since its inception compares with that of the MSCI World ex-U.S.A. Small Core, the Fund’s benchmark index.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for 180 days or more	None
On purchases held for less than 180 days	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.25%
Distribution (12b-1) fees	0.25%
Other expenses	2.21%

Total direct annual Fund operating expenses	3.71%

Acquired Fund fees and expenses	0.04%

Total annual Fund operating expenses	3.75%

Fee waivers and expense reimbursements	(2.02)%

Net annual Fund operating expenses	1.73%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to waive fees and reimburse expenses, other than Acquired Fund fees and expenses, to the extent necessary to maintain the Fund’s net direct annual operating expense ratio at or below 1.69% through April 30, 2010 and at or below 1.99% through April 30, 2019.

“Acquired Fund fees and expenses” are those incurred indirectly as a result of investment in one or more Acquired Funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses
(net of fee waivers and expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years

$176	$608	$1,066	$2,335

Financial Highlights Information
On page 60, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance since inception and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 51

Royce Focus Value Fund

Investment Goals and Principal Strategies
Royce Focus Value Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of companies that it believes are trading significantly below its estimate of their current worth. Royce bases this assessment chiefly on balance sheet quality and cash flow levels. Although the Fund may invest in the equity securities of companies of any market capitalization, Royce expects that a significant portion of the Fund’s assets may be invested in the equity securities of micro-, small- and mid-cap companies with market capitalizations up to $10 billion.
    W. Whitney George, Managing Director and Portfolio Manager of Royce, manages the Fund.
     Normally, the Fund invests at least 65% of its net assets in equity securities. Although the Fund focuses on the securities of U.S. companies, it may invest up to 35% of its net assets in foreign securities. While the Fund anticipates that its investment in foreign securities will generally be in securities of companies that trade on securities exchanges in “developed countries,” the Fund may also invest in the securities of companies that trade on securities exchanges in “developing countries.” Developing countries, sometimes also referred to as emerging markets countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan and Western European countries (as defined in the Fund’s Statement of Additional Information). In selecting securities for the Fund, Royce uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic or other country-specific factors.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Focus Value Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
    The prices of micro-, small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies.
    In addition to general market risk, foreign securities may be subject to different risks than investments in U.S. securities, including adverse political, social, economic or other developments that are unique to a particular country or region. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the Fund’s inception date was March 2, 2009, it did not have any historical performance as of December 31, 2008, and therefore no return information is included in this Prospectus.

52 | The Royce Fund Prospectus 2009

Service Class Symbol: RYFVX

Fees and Expenses of the Fund
 The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for 180 days or more	None
On purchases held for less than 180 days	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%
Distribution (12b-1) fees	0.25%
Other expenses	0.50%

Total annual Fund operating expenses	1.75%

Fee waivers and expense reimbursements	(0.26)%

Net annual Fund operating expenses	1.49%

Royce has contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.49% through April 30, 2012. The Fund’s “other expenses” are estimated for the current fiscal year, which ends on 12/31/09.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements) remain the same.
Although your actual costs may be higher or lower, based on the assumptions your costs would be:
1 Year	3 Years

$152	$471

The Royce Fund Prospectus 2009 | 53

Royce Partners Fund

Investment Goals and Principal Strategies
 Royce Partners Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of companies that it believes are trading significantly below its estimate of their current worth. Royce bases this assessment chiefly on balance sheet quality and cash flow levels. Although the Fund may invest in the equity securities of companies of any market capitalization, Royce expects that a significant portion of the Fund’s assets may be invested in the equity securities of micro-, small- and mid-cap companies, those with market capitalizations up to $10 billion.
    Charles M. Royce, President and Chief Investment Officer of Royce, manages the Fund.
     Normally, the Fund invests at least 65% of its net assets in equity securities. Although the Fund focuses on the securities of U.S. companies, it may invest up to 35% of its net assets in foreign securities. While the Fund anticipates that its investment in foreign securities will generally be in securities of companies that trade on securities exchanges in “developed countries,” the Fund may also invest in the securities of companies that trade on securities exchanges in “developing countries.” Developing countries, sometimes also referred to as emerging markets countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan and Western European countries (as defined in the Fund’s Statement of Additional Information). In selecting securities for the Fund, Royce uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic or other country-specific factors.

Primary Risks for Fund Investors
 As with any mutual fund that invests in common stocks, Royce Partners Fund is subject to market risk-the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
    The prices of micro-, small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies.
    In addition to general market risk, foreign securities may be subject to different risks than investments in U.S. securities, including adverse political, social, economic or other developments that are unique to a particular country or region. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the Fund’s inception date was April 27, 2009, it did not have any historical performance as of December 31, 2008, and therefore no return information is included in this Prospectus.

54 | The Royce Fund Prospectus 2009

Fees and Expenses of the Fund
 The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for 180 days or more	None
On purchases held for less than 180 days	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%
Distribution (12b-1) fees	0.25%
Other expenses	0.50%

Total annual Fund operating expenses	1.75%

Fee waivers and expense reimbursements	(0.26)%

Net annual Fund operating expenses	1.49%

Royce has contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.49% through April 30, 2012. The Fund’s “other expenses” are estimated for the current fiscal year, which ends on 12/31/09.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses
(net of fee waivers and expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be :
1 Year	3 Years

$152	$471

The Royce Fund Prospectus 2009 | 55

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund – Investment Class
2008	$10.82	$0.05	$(3.82)	$(3.77)	$(0.01)	$(0.10)	$(0.11)	$–	$6.94	(34.78)%	$2,293,526	0.90%	0.89%	0.89%	0.55%	36%
2007	11.57	0.05	0.29	0.34	(0.08)	(1.01)	(1.09)	–	10.82	2.75	3,157,742	0.89	0.88	0.88	0.44	43
2006	10.78	0.04	1.56	1.60	(0.04)	(0.77)	(0.81)	–	11.57	14.78	2,867,562	0.88	0.87	0.87	0.39	38
2005	10.14	0.05	1.22	1.27	–	(0.63)	(0.63)	–	10.78	12.50	1,864,481	0.90	0.90	0.90	0.49	26
2004	8.88	(0.02)	1.81	1.79	–	(0.53)	(0.53)	–	10.14	20.23	1,243,059	0.89	0.89	0.89	(0.20)	32

Royce Pennsylvania Mutual Fund – Service Class(a)
2008	$10.78	$0.04	$(3.82)	$(3.78)	$–	$(0.10)	$(0.10)	$–	$6.90	(35.00)%	$115,959	1.11%	1.11%	1.11%	0.41%	36%
2007	11.53	0.03	0.28	0.31	(0.05)	(1.01)	(1.06)	–	10.78	2.56	55,478	1.10	1.09	1.09	0.24	43
2006	10.77	(0.04)	1.61	1.57	(0.04)	(0.77)	(0.81)	–	11.53	14.49	40,049	1.16	1.16	1.14	0.30	38
2005	10.93	0.02	0.45	0.47	–	(0.63)	(0.63)	–	10.77	4.27 **	104	26.06 *	26.06 *	1.14 *	1.32 *	26

Royce Micro-Cap Fund – Investment Class
2008	$15.72	$0.12	$(6.58)	$(6.46)	$–	$(0.33)	$(0.33)	$–	$8.93	(40.94)%	$455,077	1.52%	1.51%	1.51%	0.89%	43%
2007	17.35	0.00	1.22	1.22	(0.45)	(2.40)	(2.85)	–	15.72	7.07	693,320	1.46	1.46	1.46	(0.06)	49
2006	15.90	(0.06)	3.58	3.52	(0.28)	(1.79)	(2.07)	–	17.35	22.31	682,513	1.44	1.43	1.43	(0.31)	42
2005	15.71	(0.10)	1.90	1.80	(0.13)	(1.48)	(1.61)	–	15.90	11.50	497,917	1.49	1.49	1.48	(0.72)	31
2004	14.93	(0.15)	2.47	2.32	–	(1.54)	(1.54)	–	15.71	15.78	473,248	1.56	1.56	1.47	(0.94)	44

Royce Micro-Cap Fund – Service Class
2008	$15.63	$0.07	$(6.51)	$(6.44)	$–	$(0.33)	$(0.33)	$0.01	$8.87	(40.98)%	$28,245	1.79%	1.78%	1.66%	0.58%	43%
2007	17.27	(0.14)	1.33	1.19	(0.43)	(2.40)	(2.83)	–	15.63	6.90	27,224	1.72	1.71	1.66	(0.21)	49
2006	15.85	(0.18)	3.65	3.47	(0.26)	(1.79)	(2.05)	–	17.27	22.02	7,521	1.93	1.93	1.66	(0.50)	42
2005	15.68	(0.11)	1.89	1.78	(0.13)	(1.48)	(1.61)	–	15.85	11.39	2,742	2.75	2.75	1.49	(0.72)	31
2004	14.91	(0.16)	2.47	2.31	–	(1.54)	(1.54)	–	15.68	15.73	1,152	3.07	3.07	1.49	(1.06)	44

Royce Premier Fund – Investment Class
2008	$17.36	$0.02	$(4.94)	$(4.92)	$–	$(0.20)	$(0.20)	$–	$12.24	(28.29)%	$2,634,045	1.13%	1.12%	1.12%	0.15%	11%
2007	17.66	0.07	2.21	2.28	(0.28)	(2.30)	(2.58)	–	17.36	12.73	3,702,043	1.10	1.10	1.10	0.29	21
2006	16.86	0.03	1.47	1.50	(0.07)	(0.63)	(0.70)	–	17.66	8.81	3,628,842	1.10	1.09	1.09	0.18	13
2005	15.12	(0.01)	2.59	2.58	–	(0.84)	(0.84)	–	16.86	17.07	3,382,086	1.13	1.13	1.13	(0.09)	20
2004	12.90	(0.06)	2.99	2.93	–	(0.71)	(0.71)	–	15.12	22.82	2,975,348	1.14	1.14	1.14	(0.43)	24

Royce Premier Fund – Service Class
2008	$17.25	$(0.01)	$(4.91)	$(4.92)	$–	$(0.20)	$(0.20)	$0.01	$12.14	(28.41)%	$209,647	1.37%	1.37%	1.34%	0.06%	11%
2007	17.56	0.01	2.23	2.24	(0.25)	(2.30)	(2.55)	–	17.25	12.56	246,313	1.38	1.38	1.29	0.12	21
2006	16.77	(0.00)	1.46	1.46	(0.04)	(0.63)	(0.67)	–	17.56	8.61	193,860	1.38	1.38	1.29	(0.01)	13
2005	15.07	(0.04)	2.58	2.54	–	(0.84)	(0.84)	–	16.77	16.86	135,927	1.37	1.37	1.29	(0.24)	20
2004	12.89	(0.08)	2.97	2.89	–	(0.71)	(0.71)	–	15.07	22.52	69,759	1.39	1.39	1.29	(0.57)	24

Royce Premier Fund – Institutional Class
2008	$17.42	$0.04	$(4.96)	$(4.92)	$–	$(0.20)	$(0.20)	$–	$12.30	(28.19)%	$352,804	1.01%	1.01%	1.01%	0.27%	11%
2007	17.71	0.06	2.25	2.31	(0.30)	(2.30)	(2.60)	–	17.42	12.86	450,492	1.01	1.00	1.00	0.40	21
2006	16.91	0.05	1.47	1.52	(0.09)	(0.63)	(0.72)	–	17.71	8.88	355,293	1.01	1.00	1.00	0.27	13
2005	15.15	0.01	2.59	2.60	–	(0.84)	(0.84)	–	16.91	17.17	235,886	1.02	1.02	1.02	0.04	20
2004	12.91	(0.04)	2.99	2.95	–	(0.71)	(0.71)	–	15.15	22.96	104,497	1.06	1.06	1.04	(0.30)	24

56 | The Royce Fund Prospectus 2009

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Low-Priced Stock Fund – Investment Class(b)
2008	$14.75	$0.03	$(5.35)	$(5.32)	$–	$(0.27)	$(0.27)	$0.01	$9.17	(35.77)%	$65,004	1.24%	1.24%	1.24%	0.29%	39%
2007	17.06	(2.35)	2.58	0.23	(0.49)	(2.05)	(2.54)	–	14.75	1.15 **	29,260	2.11 *	2.12 *	1.24 *	0.44 *	30%

Royce Low-Priced Stock Fund – Service Class
2008	$14.78	$(0.01)	$(5.34)	$(5.35)	$–	$(0.27)	$(0.27)	$–	$9.16	(35.97)%	$1,870,016	1.56%	1.55%	1.49%	(0.10)%	39%
2007	16.83	0.02	0.40	0.42	(0.42)	(2.05)	(2.47)	–	14.78	2.32	3,337,488	1.53	1.53	1.49	(0.16)	30
2006	15.53	(0.05)	3.00	2.95	(0.12)	(1.53)	(1.65)	–	16.83	18.97	4,065,946	1.51	1.51	1.46	(0.37)	27
2005	15.33	(0.10)	1.58	1.48	–	(1.28)	(1.28)	–	15.53	9.66	3,909,389	1.54	1.54	1.49	(0.68)	21
2004	13.98	(0.14)	2.04	1.90	–	(0.55)	(0.55)	–	15.33	13.64	4,769,417	1.71	1.71	1.49	(1.00)	26

Royce Low-Priced Stock Fund – Institutional Class(c)
2008	$14.76	$0.03	$(5.34)	$(5.31)	$–	$(0.27)	$(0.27)	$–	$9.18	(35.75)%	$553,070	1.18%	1.18%	1.18%	0.22%	39%
2007	16.82	(0.04)	0.51	0.47	(0.48)	(2.05)	(2.53)	–	14.76	2.61	869,042	1.22	1.22	1.22	0.12	30
2006	15.84	(0.18)	2.87	2.69	(0.18)	(1.53)	(1.71)	–	16.82	16.94 **	608,092	1.20 *	1.19 *	1.19 *	0.02 *	27

Royce Total Return Fund – Investment Class
2008	$12.93	$0.20	$(4.20)	$(4.00)	$(0.23)	$(0.00)	$(0.23)	$–	$8.70	(31.17)%	$2,577,031	1.12%	1.12%	1.12%	1.69%	25%
2007	13.75	0.19	0.16	0.35	(0.17)	(1.00)	(1.17)	–	12.93	2.39	4,214,156	1.08	1.08	1.08	1.29	27
2006	12.60	0.18	1.64	1.82	(0.15)	(0.52)	(0.67)	–	13.75	14.54	4,438,964	1.09	1.09	1.09	1.31	25
2005	12.26	0.14	0.87	1.01	(0.12)	(0.55)	(0.67)	–	12.60	8.23	4,258,135	1.12	1.12	1.12	1.13	24
2004	10.69	0.11	1.75	1.86	(0.12)	(0.17)	(0.29)	–	12.26	17.52	3,738,851	1.15	1.15	1.15	1.08	22

Royce Total Return Fund – Service Class
2008	$12.82	$0.17	$(4.16)	$(3.99)	$(0.18)	$(0.00)	$(0.18)	$0.02	$8.67	(31.17)%	$155,644	1.37%	1.37%	1.34%	1.49%	25%
2007	13.61	0.15	0.17	0.32	(0.11)	(1.00)	(1.11)	–	12.82	2.20	268,562	1.39	1.39	1.29	1.09	27
2006	12.46	0.15	1.63	1.78	(0.11)	(0.52)	(0.63)	–	13.61	14.32	371,755	1.34	1.34	1.29	1.12	25
2005	12.12	0.12	0.86	0.98	(0.09)	(0.55)	(0.64)	–	12.46	8.07	315,602	1.36	1.36	1.29	0.98	24
2004	10.57	0.10	1.72	1.82	(0.10)	(0.17)	(0.27)	–	12.12	17.38	261,212	1.38	1.38	1.29	0.95	22

Royce Total Return Fund – Institutional Class
2008	$12.95	$0.20	$(4.19)	$(3.99)	$(0.26)	$(0.00)	$(0.26)	$–	$8.70	(31.09)%	$191,014	1.00%	0.99%	0.99%	1.82%	25%
2007	13.77	0.20	0.17	0.37	(0.19)	(1.00)	(1.19)	–	12.95	2.52	257,066	0.99	0.99	0.99	1.38	27
2006	12.63	0.19	1.65	1.84	(0.18)	(0.52)	(0.70)	–	13.77	14.62	282,295	1.00	0.99	0.99	1.42	25
2005	12.30	0.16	0.86	1.02	(0.14)	(0.55)	(0.69)	–	12.63	8.31	214,275	1.00	1.00	1.00	1.30	24
2004	10.71	0.13	1.76	1.89	(0.13)	(0.17)	(0.30)	–	12.30	17.78	124,286	1.04	1.04	1.04	1.20	22

Royce Heritage Fund – Investment Class(b)
2008	$12.88	$0.04	$(4.70)	$(4.66)	$–	$(0.25)	$(0.25)	$–	$7.97	(36.07)%	$5,522	1.39%	1.38%	1.24%	0.40%	128%
2007	14.03	(0.01)	0.28	0.27	–	(1.42)	(1.42)	–	12.88	1.64 **	8,884	3.33 *	3.33 *	1.24 *	(0.06)*	138

Royce Heritage Fund – Service Class
2008	$12.88	$0.02	$(4.70)	$(4.68)	$–	$(0.25)	$(0.25)	$–	$7.95	(36.22)%	$78,526	1.50%	1.49%	1.49%	0.14%	128%
2007	14.09	(0.02)	0.22	0.20	–	(1.42)	(1.42)	0.01	12.88	1.20	103,652	1.42	1.42	1.27	(0.10)	138
2006	12.47	0.01	2.82	2.83	–	(1.21)	(1.21)	–	14.09	22.62	95,349	1.48	1.47	1.32	(0.05)	98
2005	13.00	(0.06)	1.21	1.15	–	(1.68)	(1.68)	–	12.47	8.74	58,905	1.58	1.58	1.43	(0.44)	142
2004	12.19	(0.12)	2.57	2.45	–	(1.64)	(1.64)	–	13.00	20.35	52,891	1.55	1.55	1.49	(0.95)	86
The Royce Fund Prospectus 2009 | 57

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Opportunity Fund – Investment Class
2008	$11.02	$0.06	$(5.12)	$(5.06)	$(0.05)	$(0.34)	$(0.39)	$–	$5.57	(45.73)%	$581,860	1.17%	1.17%	1.17%	0.63%	52%
2007	13.04	0.06	(0.27)	(0.21)	(0.07)	(1.74)	(1.81)	–	11.02	(2.00)	1,550,045	1.11	1.10	1.10	0.36	50
2006	12.29	(0.01)	2.32	2.31	–	(1.56)	(1.56)	–	13.04	18.76	1,811,073	1.12	1.11	1.11	(0.05)	47
2005	13.31	(0.05)	0.70	0.65	–	(1.67)	(1.67)	–	12.29	4.76	1,490,999	1.14	1.14	1.14	(0.38)	42
2004	12.14	(0.07)	2.17	2.10	–	(0.93)	(0.93)	–	13.31	17.51	1,677,215	1.14	1.14	1.14	(0.55)	47

Royce Opportunity Fund – Service Class
2008	$10.80	$0.04	$(5.00)	$(4.96)	$(0.04)	$(0.34)	$(0.38)	$–	$5.46	(45.76)%	$162,607	1.41%	1.41%	1.34%	0.40%	52%
2007	12.82	0.02	(0.25)	(0.23)	(0.05)	(1.74)	(1.79)	–	10.80	(2.22)	293,012	1.39	1.39	1.29	0.14	50
2006	12.13	(0.03)	2.28	2.25	–	(1.56)	(1.56)	–	12.82	18.51	291,911	1.40	1.40	1.29	(0.20)	47
2005	13.17	(0.07)	0.70	0.63	–	(1.67)	(1.67)	–	12.13	4.66	167,369	1.41	1.41	1.29	(0.53)	42
2004	12.05	(0.09)	2.14	2.05	–	(0.93)	(0.93)	–	13.17	17.22	230,068	1.43	1.43	1.29	(0.70)	47

Royce Opportunity Fund – Institutional Class
2008	$11.09	$0.05	$(5.13)	$(5.08)	$(0.07)	$(0.34)	$(0.41)	$–	$5.60	(45.66)%	$310,272	1.04%	1.04%	1.04%	0.60%	52%
2007	13.11	0.06	(0.25)	(0.19)	(0.09)	(1.74)	(1.83)	–	11.09	(1.89)	333,452	1.02	1.02	1.02	0.47	50
2006	12.34	0.00	2.33	2.33	–	(1.56)	(1.56)	–	13.11	18.85	248,710	1.04	1.03	1.03	0.03	47
2005	13.34	(0.04)	0.71	0.67	–	(1.67)	(1.67)	–	12.34	4.90	199,293	1.05	1.05	1.04	(0.28)	42
2004	12.16	(0.06)	2.17	2.11	–	(0.93)	(0.93)	–	13.34	17.57	193,136	1.06	1.06	1.04	(0.44)	47

Royce Special Equity Fund – Investment Class
2008	$18.27	$0.21	$(3.83)	$(3.62)	$(0.21)	$(0.75)	$(0.96)	$–	$13.69	(19.62)%	$316,558	1.15%	1.15%	1.15%	1.32%	27%
2007	19.72	0.13	0.86	0.99	(0.12)	(2.32)	(2.44)	–	18.27	4.74	385,864	1.12	1.11	1.11	0.57	29
2006	18.70	0.11	2.53	2.64	(0.11)	(1.51)	(1.62)	–	19.72	14.00	438,427	1.13	1.13	1.13	0.51	16
2005	19.61	0.23	(0.42)	(0.19)	(0.22)	(0.50)	(0.72)	–	18.70	(0.99)	523,961	1.14	1.14	1.14	0.94	22
2004	17.97	0.20	2.28	2.48	(0.18)	(0.67)	(0.85)	0.01	19.61	13.91	856,537	1.15	1.15	1.15	1.02	17

Royce Special Equity Fund – Service Class
2008	$18.28	$0.11	$(3.77)	$(3.66)	$(0.19)	$(0.75)	$(0.94)	$0.01	$13.69	(19.74)%	$9,549	1.83%	1.82%	1.35%	1.27%	27%
2007	19.73	0.03	0.92	0.95	(0.09)	(2.32)	(2.41)	0.01	18.28	4.58	2,758	2.04	2.03	1.35	0.27	29
2006	18.66	0.10	2.48	2.58	–	(1.51)	(1.51)	–	19.73	13.70	1,200	1.69	1.69	1.35	0.52	16
2005	19.56	0.17	(0.41)	(0.24)	(0.16)	(0.50)	(0.66)	–	18.66	(1.23)	7,606	1.48	1.48	1.35	0.65	22
2004	17.95	0.09	2.35	2.44	(0.16)	(0.67)	(0.83)	–	19.56	13.66	12,743	1.55	1.55	1.35	0.74	17

Royce Special Equity Fund – Institutional Class
2008	$18.22	$0.21	$(3.80)	$(3.59)	$(0.23)	$(0.75)	$(0.98)	$–	$13.65	(19.52)%	$161,840	1.05%	1.05%	1.05%	1.43%	27%
2007	19.68	0.13	0.87	1.00	(0.14)	(2.32)	(2.46)	–	18.22	4.79	157,100	1.04	1.04	1.04	0.64	29
2006	18.66	0.12	2.54	2.66	(0.13)	(1.51)	(1.64)	–	19.68	14.12	147.661	1.05	1.05	1.05	0.58	16
2005	19.58	0.21	(0.39)	(0.18)	(0.24)	(0.50)	(0.74)	–	18.66	(0.93)	154,195	1.05	1.05	1.05	1.08	22
2004	17.95	0.10	2.40	2.50	(0.20)	(0.67)	(0.87)	–	19.58	13.97	162,819	1.07	1.07	1.07	1.07	17

Royce Value Fund – Investment Class(b)
2008	$10.62	$(0.01)	$(3.61)	$(3.62)	$–	$–	$–	$–	$7.00	(34.09)%	$18,993	1.16%	1.16%	1.16%	(0.06)%	41%
2007	11.22	(0.32)	0.60	0.28	(0.19)	(0.69)	(0.88)	–	10.62	2.36 **	13,233	1.89 *	1.88 *	1.24 *	0.06 *	67

58 | The Royce Fund Prospectus 2008

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Fund – Service Class
2008	$10.64	$(0.03)	$(3.62)	$(3.65)	$–	$–	$–	$0.01	$7.00	(34.21)%	$704,406	1.45%	1.45%	1.45%	(0.34)%	41%
2007	11.06	(0.03)	0.45	0.42	(0.16)	(0.69)	(0.85)	0.01	10.64	3.77	663,808	1.43	1.43	1.36	(0.08)	67
2006	9.67	(0.02)	1.63	1.61	(0.02)	(0.22)	(0.24)	0.02	11.06	16.76	452,383	1.43	1.42	1.31	(0.15)	41
2005	8.39	(0.03)	1.46	1.43	–	(0.16)	(0.16)	0.01	9.67	17.23	113,451	1.53	1.53	1.28	(0.31)	44
2004	6.56	(0.06)	2.07	2.01	–	(0.19)	(0.19)	0.01	8.39	30.94	38,713	2.15	2.15	1.49	(0.77)	83

Royce Value Fund – Institutional Class(d)
2008	$10.61	$0.00	$(3.61)	$(3.61)	$–	$–	$–	$–	$7.00	(34.02)%	$114,244	1.04%	1.04%	1.04%	0.03%	41%
2007	11.04	0.02	0.43	0.45	(0.19)	(0.69)	(0.88)	–	10.61	4.00	172,877	1.03	1.03	1.03	0.25	67
2006	10.52	0.01	0.77	0.78	(0.04)	(0.22)	(0.26)	–	11.04	7.35 **	13,898	1.27 *	1.27 *	1.04 *	0.43 *	41

Royce Value Plus Fund – Investment Class(b)
2008	$13.80	$(0.02)	$(5.63)	$(5.65)	$–	$(0.18)	$(0.18)	$–	$7.97	(40.88)%	$122,043	1.07%	1.07%	1.07%	(0.15)%	42%
2007	14.38	(0.61)	0.81	0.20	(0.21)	(0.58)	(0.79)	0.01	13.80	1.33 **	66,888	1.33 *	1.32 *	1.24 *	(0.24)*	42

Royce Value Plus Fund – Service Class
2008	$13.81	$(0.06)	$(5.62)	$(5.68)	$–	$(0.18)	$(0.18)	$–	$7.95	(41.07)%	$1,709,764	1.44%	1.43%	1.43%	(0.53)%	42%
2007	14.09	(0.08)	0.54	0.46	(0.17)	(0.58)	(0.75)	0.01	13.81	3.24	2,690,448	1.41	1.40	1.33	(0.37)	42
2006	12.03	(0.06)	2.38	2.32	(0.00)	(0.27)	(0.27)	0.01	14.09	19.35	1,513,626	1.41	1.40	1.26	(0.45)	31
2005	10.94	(0.04)	1.47	1.43	–	(0.35)	(0.35)	0.01	12.03	13.20	293,856	1.42	1.42	1.17	(0.54)	62
2004	8.57	(0.08)	2.47	2.39	–	(0.04)	(0.04)	0.02	10.94	28.19	211,981	1.55	1.55	1.30	(0.84)	56

Royce Value Plus Fund – Institutional Class(f)
2008	$13.80	$(0.01)	$(5.64)	$(5.65)	$–	$(0.18)	$(0.18)	$–	$7.97	(40.88)%	$143,315	1.04%	1.04%	1.04%	(0.13)%	42%
2007	14.08	(0.17)	0.68	0.51	(0.21)	(0.58)	(0.79)	–	13.80	3.52	143,312	1.05	1.04	1.04	(0.05)	42
2006	14.20	(0.04)	0.21	0.17	(0.02)	(0.27)	(0.29)	–	14.08	1.16 **	30,985	1.17 *	1.17 *	1.04 *	(0.18)*	31

Royce 100 Fund – Investment Class(b)
2008	$8.23	$0.01	$(2.41)	$(2.40)	$–	$(0.09)	$(0.09)	$–	$5.74	(29.13)%	$15,748	1.39%	1.39%	1.24%	0.21%	72%
2007	8.42	–	0.54	0.54	–	(0.73)	(0.73)	–	8.23	6.20 **	7,246	3.37 *	3.36 *	1.24 *	0.04 *	85

Royce 100 Fund – Service Class
2008	$8.22	$(0.01)	$(2.40)	$(2.41)	$–	$(0.09)	$(0.09)	$0.01	$5.73	(29.17)%	$43,882	1.57%	1.56%	1.49%	(0.10)%	72%
2007	8.32	(0.01)	0.64	0.63	–	(0.73)	(0.73)	–	8.22	7.34	28,749	1.56	1.56	1.31	(0.08)	85
2006	7.52	(0.02)	1.04	1.02	–	(0.23)	(0.23)	0.01	8.32	13.70	34,691	1.73	1.72	1.47	(0.26)	45
2005	6.85	(0.03)	1.06	1.03	–	(0.36)	(0.36)	–	7.52	14.89	1,892	2.07	2.07	1.49	(0.49)	60
2004	5.53	(0.02)	1.52	1.50	–	(0.18)	(0.18)	–	6.85	27.24	8,748	2.84	2.84	1.49	(0.34)	97

Royce Discovery Fund – Service Class
2008	$5.85	$(0.01)	$(2.06)	$(2.07)	$–	$(0.30)	$(0.30)	$–	$3.48	(35.07)%	$2,332	2.77%	2.77%	1.49%	(0.22)%	63%
2007	6.87	(0.02)	(0.49)	(0.51)	–	(0.51)	(0.51)	–	5.85	(7.44)	3,911	2.43	2.43	1.49	(0.35)	105
2006	6.33	(0.02)	1.08	1.06	–	(0.52)	(0.52)	–	6.87	16.84	4,405	3.75	3.73	1.49	(0.37)	91
2005	6.39	(0.02)	0.51	0.49	–	(0.55)	(0.55)	–	6.33	7.60	3,612	3.75	3.75	1.49	(0.38)	105
2004	5.70	(0.05)	0.81	0.76	–	(0.07)	(0.07)	–	6.39	13.35	3,217	4.12	4.12	1.49	(0.91)	111

The Royce Fund Prospectus 2009 | 59

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Financial Services Fund – Service Class
2008	$6.71	$0.07	$(2.46)	$(2.39)	$(0.05)	$(0.03)	$(0.08)	$0.01	$4.25	(35.37)%		$9,553	2.35%		2.34%		1.49%		1.85%	48%
2007	7.37	0.08	(0.43)	(0.35)	(0.08)	(0.24)	(0.32)	0.01	6.71	(4.72)		4,650	2.38		2.37		1.49		1.01	36
2006	6.26	0.08	1.46	1.54	(0.06)	(0.37)	(0.43)	–	7.37	24.77		4,080	3.71		3.70		1.49		1.44	14
2005	5.66	0.05	0.64	0.69	(0.03)	(0.06)	(0.09)	–	6.26	12.23		1,761	3.87		3.87		1.49		0.97	9
2004	5.00	(0.01)	0.76	0.75	–	(0.09)	(0.09)	–	5.66	15.08		1,418	4.70		4.70		1.49		(0.16)	22

Royce Dividend Value Fund – Investment Class(e)
2008	$5.82	$0.11	$(1.91)	$(1.80)	$(0.12)	$(0.00)	$(0.12)	$–	$3.90	(31.38)%		$1,881	2.84%		2.83%		1.24%		2.13%	61%
2007	6.94	0.01	(0.11)	(0.10)	(0.20)	(1.00)	(1.02)	–	5.82	(1.71	)**	1,843	17.04	*	17.04	*	1.24	*	2.83 *	126

Royce Dividend Value Fund – Service Class(g)
2008	$5.83	$0.09	$(1.90)	$(1.81)	$(0.10)	$(0.00)	$(0.10)	$–	$3.92	(31.47)%		$4,872	2.54%		2.54%		1.49%		1.89%	61%
2007	6.92	0.14	(0.13)	0.01	(0.11)	(1.00)	(1.11)	0.01	5.83	(0.02)		3,835	2.03		2.04		1.49		2.08	126
2006	5.98	0.11	1.07	1.18	(0.09)	(0.15)	(0.24)	–	6.92	19.87		6,819	2.73		2.72		1.49		1.72	19
2005	5.65	0.07	0.34	0.41	(0.05)	(0.03)	(0.08)	–	5.98	7.31		3,596	2.89		2.89		1.49		1.33	4
2004	5.00	(0.01)	0.66	0.65	–	–	–	–	5.65	13.00	**	1,650	5.60	*	5.60	*	1.49	*	(0.17)*	8

Royce European Smaller-Companies Fund – Service Class(h)
2008	$10.14	$0.22	$(4.95)	$(4.73)	$(0.23)	$–	$(0.23)	$0.01	$5.19	(46.38)%		$4,044	2.74%		2.72%		1.69%		2.22%	88%
2007	10.00	0.03	(0.10)	0.13	(0.00)	–	(0.00)	0.01	10.14	1.44	**	9,469	3.03	*	2.60	*	1.69	*	0.28 *	47

Royce Global Value Fund – Service Class(h)
2008	$11.20	$0.14	$(4.65)	$(4.51)	$(0.03)	$(0.00)	$(0.03)	$0.04	$6.70	(39.92)%		$31,040	1.91%		1.90%		1.69%		1.64%	45%
2007	10.00	(0.14)	1.53	1.39	(0.21)	$(0.02)	(0.23)	0.04	11.20	14.28	**	19,876	2.17	*	2.00	*	1.69	*	(0.23)*	54

Royce SMid-Cap Value Fund – Service Class(i)
2008	$9.99	$0.02	$(2.96)	$(2.94)	$(0.01)	$–	$(0.01)	$0.02	$7.06	(29.27)%		$14,059	2.05%		2.04%		1.49%		0.31%	397%
2007	10.00	0.01	0.01	0.02	(0.02)	(0.01)	(0.03)	–	9.99	0.16	**	1,379	16.82	*	16.40	*	1.49	*	0.67 *	17

Royce International Smaller-Companies Fund – Service Class(j)
2008	$10.00	$(0.02)	$(2.99)	$(3.01)	$–	$–	$–	$–	$6.99	(30.10	)%**	$1,960	6.24	%*	5.98	%*	1.69	%*	(0.43)%*	1%

(a)	The Class commenced operations on November 8, 2005.	(f)	The Class commenced operations on May 10, 2006.	*	Annualized
(b)	The Class commenced operations on March 15, 2007.	(g)	The Class commenced operations on May 3, 2004.	**	Not annualized
(c)	The Class commenced operations on January 3, 2006.	(h)	The Fund commenced operations on December 29, 2006.
(d)	The Class commenced operations on June 1, 2006.	(i)	The Fund commenced operations on September 28, 2007.
(e)	The Class commenced operations on September 14, 2007.	(j)	The Fund commenced operations on June 30, 2008.

60 | The Royce Fund Prospectus 2008

Smaller-capitalization stocks are those issued by companies with market capitalizations up to $10 billion.

Investing in Smaller-Companies

Market capitalization is the

number of a company’s

outstanding shares of stock

multiplied by its most recent

closing price per share.

The Russell 2000 and

Russell 2500 are unmanaged

indices of U.S. smaller-company

common stocks that Royce and

others use to benchmark the

performance of smaller-company

funds. They include the smallest

2,000 and 2,500 companies,

respectively, (based on market

capitalization) among the

largest 3,000 companies tracked

by Russell Investments.

Micro-, Small- and Mid-Cap Stocks
Royce views the large and diverse universe of smaller companies available for investment by the Funds as having three investment segments or tiers—micro-cap, small-cap and mid-cap. Royce refers to the segment of companies with market capitalizations up to $500 million as micro-cap. We define the next tier, the small-cap universe, as those companies with market capitalizations between $500 million and $2.5 billion. Finally, Royce defines mid-cap as those companies with market caps between $2.5 billion and $10 billion.
    Smaller companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies.
    As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on the securities of smaller companies generally leads it to have a long-term investment outlook of at least two years for a portfolio security.
    The U.S. micro-cap segment consists of more than 4,100 companies. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small- and mid-cap securities, and Royce may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk.
    The U.S. small-cap tier consists of approximately 1,000 companies. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention

The Royce Fund Prospectus 2009 | 61

makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices.
    Certain Funds in this Prospectus may also invest in U.S. mid-cap securities, which Royce defines as those companies with market capitalizations between $2.5 billion and $10 billion, a sector that includes more than 300 companies. In general, mid-caps share many of the same characteristics as those companies with market caps between $500 million and $2.5 billion. As a result, Royce normally employs a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.
    The Funds may also invest in foreign securities to varying degrees. The foreign smaller-company market consists of approximately 16,000 companies, of which more than 6,000 are domiciled in Europe. For more information regarding investing in foreign securities, see pages 64-65.

Value Investing
Royce’s portfolio managers use various value methods in managing the Funds’ assets. In selecting securities for the Funds, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects (especially in Royce Opportunity and Value Plus Funds) or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.
    Royce’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.
    Royce’s value approach strives to reduce some of the other risks of investing in the securities of smaller companies (for each Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage. Due to its opportunistic approach, Royce Opportunity Fund may place less emphasis on balance sheet quality if other factors warrant, such as a company’s potential ability to generate free cash flow. Royce attempts to mitigate company-specific risk in its micro-cap investments by broadly diversifying its micro-cap holdings in Royce Pennsylvania Mutual, Micro-Cap, Low-Priced Stock, Total Return, Opportunity and Discovery Funds.
    While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in micro-, small- and mid-cap companies, which are inherently fragile in nature and whose securities have substantially

62 | The Royce Fund Prospectus 2009

greater market price volatility. For more information regarding the specific approach used for each Fund’s portfolio, see pages 2-55.
    Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad smaller-company stock market declines, it may also potentially have the effect of limiting gains in strong smaller-company up markets.

Temporary Investments
Each of the Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If a Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

The Royce Fund Prospectus 2009 | 63

The MSCI Europe Small Core,

MSCI WORLD Small Core and

MSCI World ex U.S.A. Small

Core are unmanaged indices

of, respectively, European,

global and global exclusive

of the U.S. small-cap stocks

that Royce and others use to

benchmark the performance

of smaller-company funds

with international, foreign

and/or domestic securities.

Each index includes stocks

chosen by MSCI Barra based

on a combination of market

capitalization, geographic

region and liquidity factors.	Investing in International Securities

Non-U.S. Securities
Royce defines “international” as those equity securities issued by non-U.S. companies—i.e. companies domiciled outside of the United States. Foreign securities generally include those international securities that do not trade on a U.S. exchange. Royce believes that investing in international and/or foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in international and/or foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets do not generally move in a manner parallel to U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.
    The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment; sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

Developing Countries
The risks described above for international and/or foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that a Fund invests in companies located in developing, or emerging market, countries. Investments in securities of companies located in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of a Fund’s assets denominated in such currencies. Some developing countries have experienced substantial rates of inflation for many years.

64 | The Royce Fund Prospectus 2009

Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies domiciled in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

The Royce Fund Prospectus 2009 | 65

Royce invests in the

equity securities of smaller

companies that are trading

significantly below our assessment

of their current worth,

with the expectation that their

market prices should increase

toward this estimate, resulting

in capital appreciation for

Fund investors.

Management of the Funds
Royce & Associates, LLC (“Royce”) is the Funds’ investment adviser and is responsible for the management of their assets. Royce has been investing in smaller-company securities with a value approach for more than 35 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151. Charles M. Royce has been the firm’s President and Chief Investment Officer during this period. He also serves as Portfolio Manager or Co-Manager for the following Funds in this Prospectus: Royce Pennsylvania Mutual, Premier, Total Return, Heritage, 100, Financial Services, Dividend Value, European Smaller-Companies, SMid-Cap Value, International Smaller-Companies and Partners Funds.
    Royce’s senior investment staff includes the following portfolio managers: W. Whitney George, Managing Director and Vice President, who serves as Portfolio Manager, Co-Manager or Assistant Portfolio Manager for Royce Micro-Cap, Premier, Low-Priced Stock, Value, Value Plus, Global Value and Focus Value Funds; Boniface A. Zaino, Managing Director, who serves as Portfolio Manager for Royce Opportunity Fund; and Charles R. Dreifus, Principal, who serves as Portfolio Manager for Royce Special Equity Fund. Mr. George has been a Portfolio Manager at Royce since 2000. He has been employed by Royce since 1991. Mr. Zaino joined Royce in 1998 as a Portfolio Manager and previously was Group Managing Director at Trust Company of the West. Mr. Dreifus joined Royce in 1998 as a Portfolio Manager and previously was Managing Director of Lazard Freres & Co., LLC.
    Royce’s investment staff also includes: George Necakov, Director of Quantitative Strategies, who serves as Portfolio Manager for Royce Discovery Fund and Assistant Portfolio Manager for Royce Total Return and International Smaller-Companies Funds; Jay S. Kaplan, Principal, who serves as Co-Manager or Assistant Portfolio Manager for Royce Pennsylvania Mutual, Total Return, Value and Dividend Value Funds; James A. (Chip) Skinner, III, Principal, who serves as Portfolio Manager for Royce Value Plus Fund and Assistant Portfolio Manager for Royce Low-Priced Stock Fund. Chris E. Flynn, Principal, who serves as Assistant Portfolio Manager for Royce Total Return and Financial Services Funds; James J. Harvey, who serves as Assistant Portfolio Manager for Royce Heritage Fund; Jenifer L. Taylor, who serves as Portfolio Manager for Royce Micro-Cap Fund; William A. Hench, who serves as Assistant Portfolio

66 | The Royce Fund Prospectus 2009

Manager for Royce Opportunity Fund; Lauren A. Romeo, who serves as Assistant Portfolio Manager for Royce Pennsylvania Mutual, Premier, Value and 100 Funds; David A. Nadel, who serves as Co-Manager of Royce Global Value Fund and Assistant Portfolio Manager for Royce Micro-Cap, European Smaller-Companies and International Smaller-Companies Funds; and Steven G. McBoyle, who serves as Co-Manager of Royce SMid-Cap Value Fund. In addition, Francis D. Gannon, Dana Serman and Christopher D. Clark serve as Assistant Portfolio Managers of Royce. Assistant Portfolio Managers may have investment discretion over a portion of a Fund’s portfolio subject to supervision by the Fund’s Portfolio Manager(s).
    Mr. Necakov has been employed by Royce since 1994 and has been managing quantitative accounts for Royce since 1998. Mr. Kaplan joined Royce in 2000 as a Portfolio Manager and previously was a Managing Director and Portfolio Manager at Prudential Investments. Mr. Skinner joined Royce in 2003 and was previously a Principal and Portfolio Manager at Accrete Capital, LLC (since 2001) and prior to that was a Managing Director and Senior Portfolio Manager at Merrill Lynch. Mr. Flynn is an Assistant Portfolio Manager and Senior Analyst at Royce. He joined Royce in 1993 as an Analyst. Previously, he was Senior Vice President in the Arbitrage Division of Donaldson, Lufkin & Jenrette (1989-1992) and prior to that was in the Risk Arbitrage Department of Prudential-Bache Securities (1984-1989). Mr. Harvey joined Royce in 1999 as an Analyst. Ms. Taylor joined Royce in 2000 as an Analyst. Previously, she was an analyst at Credit Lyonnaise Securities (since 1999) and prior to that was an analyst for the Special Situations Fund (1994-1999).
    Mr. Hench joined Royce in 2002 as an Analyst. Previously, he was a Vice President of Institutional Sales at JP Morgan Chase (since 2000) and prior to that was a Director of Institutional Sales at Schroder & Co. (1994-2000). Ms. Romeo joined Royce in 2004 as an Analyst. Previously, she was a Portfolio Manager at Dalton, Greiner, Hartman & Maher (since 2001), an Analyst with Legg Mason Funds Management (2000-2001) and an Analyst with T. Rowe Price Group (1996-2000). Mr. Nadel joined Royce in 2006. Previously, he was a Senior Portfolio Manager at Neuberger Berman, Inc. (2004-2006) and a Senior Analyst at Pequot Capital Management, Inc. (2001-2003). Mr. McBoyle joined Royce in 2007 as a Portfolio Manager. Previously, he was a Partner (2006-2007), Portfolio Manager (2005-2007) and Senior Research Analyst (2001-2004) at Lord Abbett and prior to that was a Vice President, Mergers & Acquisitions, at Morgan Stanley (2000-2001).
    Mr. Gannon joined Royce in 2006. Previously, he was a Senior Vice President and Portfolio Manager at AIG SunAmerica Asset Management (1995-2006). Mr. Serman joined Royce in 2007. Previously, he was an Assistant Portfolio Manager at JHC Capital Management, LLC (2003-2007), an independent consultant (2001-2004) and an Analyst with Lazard Freres & Co., LLC (1999-2001). Mr. Clark joined Royce in 2007 as Director of Alternative Investments. Previously, he was a Consultant at UBS (2004-2006).
    The Fund’s Statement of Additional Information provides more information about the structure of the portfolio managers’ compensation, other accounts that they manage and their ownership of shares in the Fund(s) that each manages.

The Royce Fund Prospectus 2009 | 67

    Royce Fund Services, Inc. (“RFS ”) distributes the Funds’ shares. The Royce Fund has adopted a distribution plan for the Service Class of the Funds under Rule 12b-1. Under the plan, the Service Class is obligated to pay a fee to RFS at the annual rate of up to 0.25% of its average net assets. RFS will use these fees to cover sales-related and account maintenance costs and to pay service and other fees to broker-dealers that introduce investors to the Service Class of these Funds.
    State Street Bank and Trust Company is the custodian of the Funds’ securities, cash and other assets. Boston Financial Data Services–Midwest (“BFDS”) is the Funds’ transfer agent.

Investment Advisory Services Provided By Royce
Royce receives advisory fees monthly as compensation for its services to the Funds. The annual rates of these fees, before any waiver to cap the expense ratios for certain Funds at specified levels as shown in the Fees and Expenses tables, are as follows:

ANNUAL RATE OF FUND’S AVERAGE NET ASSETS

Royce Pennsylvania Mutual Fund

• 1.00% of the first $50,000,000	• 0.75% of any additional average net assets
• 0.875% of the next $50,000,000

Royce Premier, Total Return, Heritage, Opportunity, Special Equity, Value, Value Plus, 100, Discovery, Financial Services, Dividend Value, SMid-Cap Value, Focus Value and Partners Funds

• 1.00% of the first $2,000,000,000	• 0.90% of the next $2,000,000,000
• 0.95% of the next $2,000,000,000	• 0.85% of any additional average net assets

Royce Micro-Cap Fund

• 1.30% of the first $2,000,000,000	• 1.20% of the next $2,000,000,000
• 1.25% of the next $2,000,000,000	• 1.15% of any additional average net assets

Royce Low-Priced Stock Fund

• 1.15% of the first $2,000,000,000	• 1.05% of the next $2,000,000,000
• 1.10% of the next $2,000,000,000	• 1.00% of any additional average net assets

Royce Global Value, European Smaller-Companies and International Smaller-Companies Funds

• 1.25% of the first $2,000,000,000	• 1.15% of the next $2,000,000,000
• 1.20% of the next $2,000,000,000	• 1.10% of any additional average net assets

For 2008, the actual net fees, after waivers, paid to Royce on average net assets were 0.75% for Royce Pennsylvania Mutual Fund, 1.30% for Royce Micro-Cap Fund, 0.96% for Royce Premier Fund, 1.13% for Royce Low-Priced Stock Fund, 0.96% for Royce Total Return Fund, 1.00% for Royce Heritage Fund, 1.00% for Royce Opportunity Fund, 1.00% for Royce Special Equity Fund, 1.00% for Royce Value Fund, 0.99% for Royce Value Plus Fund, 0.99% for Royce 100 Fund, 0.16% for Royce Financial Services Fund, 0.36% for Royce Dividend Value Fund, 0.25% for Royce European Smaller- Companies Fund, 1.10% for Royce Global Value Fund and 0.46% for Royce SMid-Cap Value Fund.

For a discussion of the basis of the Board of Trustees’ most recent approval of the Fund’s investment advisory agreements, please see the Funds’ Semiannual Report to Shareholders, with the exception of Royce International Smaller-Companies Fund, for which this information can be found in the Fund’s 2008 Annual Report to Shareholders.

68 | The Royce Fund Prospectus 2009

General Shareholder Information	Total return is the percentage rate of return on an amount invested in a fund from the beginning to the end of the stated period and includes the reinvestment of distributions.

For a more detailed discussion of The Royce Fund policies regarding direct ownership of the Investment and Service Classes of Fund shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Fund shares, please refer to The Royce Fund’s Shareholder Guide dated May 1, 2009.

Purchasing Shares

The Funds offered through this Prospectus are no-load, meaning that you pay no sales fees to buy shares directly from The Royce Fund. The Funds do pay their own management fees and other operating expenses as outlined in this Prospectus.
      If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary, or through a firm that provides recordkeeping

PURCHASING INVESTMENT AND SERVICE CLASS SHARES

Minimum initial investments for shares purchased directly from The Royce Fund:*

Each Fund’s Service Class and Investment Classes of Royce Pennsylvania Mutual, Micro-Cap, Premier, Total Return, Opportunity and Special Equity Funds:

Regular Account	$2,000

IRA	$1,000

Automatic Investment or Direct Deposit Plan Accounts	$1,000

401(k) Accounts	None

Investment Classes of Royce Low-Priced Stock, Heritage, Value, Value Plus, 100 and Dividend Value Funds:

Regular Account	$100,000

IRA	$100,000

Automatic Investment or Direct Deposit Plan Accounts	$100,000

401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.
*	The minimum initial investment in GiftShare Accounts in the Service Class of Royce Heritage Fund is $5,000.

PURCHASING INSTITUTIONAL CLASS SHARES

Minimum initial investments for shares purchased directly from The Royce Fund:	$1,000,000

Certain accounts (for example, certain retirement plans) may be subject to lower minimum initial investments. Contact Royce with any questions regarding investment options.

The Royce Fund Prospectus 2009 | 69

and other shareholder services to employee benefit plans (“Retirement Plan Recordkeepers”), investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus.
    If you purchase Fund shares through a third party, the shares may be held in the name of that party on the Fund’s books. RFS and/or Royce may compensate broker-dealers, Retirement Plan Recordkeepers, and other financial intermediaries that introduce investors to the Fund, provide the opportunity to distribute the Fund through their sales personnel, provide access to their sales personnel and branch offices, and/or provide certain administrative services to their customers who own Fund shares. These payments are sometimes referred to as “revenue sharing.” In addition, The Royce Fund’s Board of Trustees has authorized the Funds to compensate such third parties to the extent the Board has determined that any of the services which these parties render to a Fund are non-distribution-related shareholder services, including recordkeeping and account maintenance services.
    Payments to third parties (each a “financial intermediary”) may be more or less than the payments received by these parties with respect to other mutual funds, and may influence the intermediary to make a Fund available over other mutual funds. You may ask your intermediary about these differing interests and how it is compensated for administering your Fund investment. Revenue-sharing payments may benefit Royce to the extent that the payments result in more assets, on which fees are charged by Royce, being invested in a Fund.
    For the year ended December 31, 2008, Royce made payments for distribution and/or administrative services related to the Investment and Service Class shares of the Funds in this Prospectus to broker-dealers, Retirement Plan Recordkeepers and other financial intermediaries out of its own resources in the amount of $6,063,221. More information about these arrangements can be found in the Fund’s Statement of Additional Information.
    The minimum initial investment for Investment Class shares of Royce Low-Priced Stock, Heritage, Value, Value Plus, 100 and Dividend Value Funds may be waived for the following: certain profit sharing or retirement plans; certain pre-approved group investment plans and charitable organizations; omnibus or similar account customers of certain pre-approved broker-dealers and other institutions; registered investment advisors who aggregate trades for clients; and employees or officers of Royce and/or members of their immediate families.
    In addition to regular accounts, Royce Heritage Fund offers GiftShare Accounts, trusts designed exclusively for gifting and estate planning. For more information on GiftShare Accounts, please call Investor Services at (800) 221-4268 or visit www.roycefunds.com for an information packet.
    The Royce Fund reserves the right both to suspend the offering of any Fund’s shares to new investors and to reject any specific purchase request. The Funds do not offer their shares for sale outside of the United States.

Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that

70 | The Royce Fund Prospectus 2009

identifies each person who opens an account. When you open a new account to buy shares of a Fund, the Fund or your financial intermediary may ask for your name, address, date of birth and other information that will allow the Fund to identify you. If the Fund or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Redeeming Shares
You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements.

Early Redemption Fee
In order to discourage short-term trading, The Royce Fund assesses an early redemption fee of 1% on redemptions of the Investment and Service Classes of shares of any Fund (2% for Royce European Smaller-Companies, Global Value and International Smaller-Companies Funds) that you held for less than 180 days. Each fee is payable to the Fund out of the proceeds otherwise payable to you.
    The “first-in, first-out” method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. For accounts registered on the books of the Funds’ transfer agent, the anniversary day of an account transaction determines the 180-day holding period, so that if you purchased a Fund’s shares on June 1, 2009, these shares would be subject to the fee if you were to redeem them prior to November 28, 2009. In this example, the shares would not be subject to a fee if you were to redeem the shares on or after November 28, 2009.
    You will incur no fee on shares that you acquire through distribution reinvestment. The redemption fee will apply to shares that you exchange into another Royce Fund (exchanges from GiftShare Accounts in Royce Heritage Fund are not permitted). The following types of shareholders and accounts are exempt from the early redemption fee: participants in Automatic Investment or Withdrawal Plans; certain profit sharing or retirement plans; certain pre-approved group investment plans and charitable organizations; omnibus or similar account customers of certain pre-approved broker-dealers and other institutions; and GiftShare Accounts in Royce Heritage Fund.

Other Redemption Information
The Royce Fund may suspend redemption privileges or postpone payment for the Funds when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.
    The Funds will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities—redemption in kind—under certain circumstances.
    The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund’s minimum

The Royce Fund Prospectus 2009 | 71

account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.
    The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Frequent Trading of Fund Shares
Large and frequent short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.
    The Funds’ Board of Trustees has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Funds (the “Policy”).
    The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including exchanges) into a Fund followed by a sale (including exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan are not considered when determining Round Trips. In addition, as described above, the Funds impose a redemption fee on certain short-term redemptions to discourage frequent trading.
    The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the Policy the Funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.
    With respect to accounts where shareholder transactions are processed, or records are kept, by third-party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Funds will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan or similar account, is short term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.

72 | The Royce Fund Prospectus 2009

      Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Net Asset Value per Share
Net asset value per share (NAV) is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees. In certain cases, market value may be determined using information provided by a pricing service approved by the Board of Trustees. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. There can be no assurance that the Funds could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer- specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. The Funds value their non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company. When fair value pricing is employed, the price of securities used by a Fund may differ from quotes or published prices for the same security. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.
    The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The NAV for each Class of a Fund is calculated as of the close of regular trading on the NYSE (generally 4 p.m. Eastern time) and is determined every day that the NYSE is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the Exchange is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE,

The Royce Fund Prospectus 2009 | 73

your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Portfolio Disclosure Policy A description of the Funds’ policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the Funds’ Statement of Additional Information on The Royce Funds’ website, www.roycefunds.com. The Funds’ complete portfolio holdings are also available on The Royce Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ portfolio holdings are also available on Form N-Q, which is filed with the Securities and Exchange Commission within 60 days of the end of the Funds’ first and third quarters and can be obtained at www.sec.gov.

Reports
The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via the internet. Please go to www.roycefunds.com/edelivery for more details.

Dividends, Distributions and Taxes
Royce Total Return and Dividend Value Funds pay dividends, if any, from net investment income on a quarterly basis and make any distributions from net realized capital gains annually in December. The other Funds pay any dividends from net investment income and make any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the applicable Fund. Dividends and distributions will be taxable to shareholders whether paid in cash or reinvested in additional shares.
    Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. Each Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.
    If you redeem shares of a Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.
    You should carefully consider the tax implications of purchasing shares shortly before a distribution. At the time of purchase, a Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are

74  |  The Royce Fund Prospectus 2009

taxable to the shareholder, even though the distribution is economically a return of part of the shareholder’s investment.
    The IRS requires that a Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identification.

 TAXATION OF DISTRIBUTIONS
Each year, shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in additional shares.

The tax character of distributions is determined at the Fund level and is not related to how long you have owned a Fund’s shares. The following table generally describes as of May 1, 2009 how distributions are taxed at the federal level. (To qualify for the tax rates shown below for qualified dividend income, investors must satisfy certain holding period requirements with respect to their Fund shares.)

Distribution	Rate for 10% and 15% tax bracket investors	Rate for 25% and higher tax bracket investors

Qualified dividend income	0%	15%

Other dividend income	Ordinary income rate	Ordinary income rate

Short-term capital gains	Ordinary income rate	Ordinary income rate

Long-term capital gains	0%	15%

The table above is only a summary of certain federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information (available at www.roycefunds.com or upon request) includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

The Royce Fund Prospectus 2009  |  75

This page intentionally left blank.

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By mail	By telephone
The Royce Funds	(800) 221-4268
745 Fifth Avenue
New York, NY 10151

Through the Internet
Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com

Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

A separate Shareholder Guide has been prepared for direct shareholders and is available free upon request. The Guide contains important shareholder information, including how to purchase and redeem shares of the Funds.

TheRoyceFunds 745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.roycefunds.com

PROSPECTUS
Consultant, R and K Class Shares

MAY 1, 2009

Royce Pennsylvania Mutual Fund	Royce Opportunity Fund

Royce Micro-Cap Fund	Royce Special Equity Fund

Royce Premier Fund	Royce Value Fund

Royce Low-Priced Stock Fund	Royce Value Plus Fund

Royce Total Return Fund	Royce 100 Fund

Royce Heritage Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

www.roycefunds.com

TheRoyceFunds COMMITTED TO SMALLER COMPANIES, DEVOTED TO VALUE

At Royce & Associates, LLC (“Royce”), the Funds’ investment adviser, we invest primarily in the securities of smaller companies using various value methods. We evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. We may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we seek to select companies for investment by our Funds that we believe should increase toward our estimate of their current worth over a two- to five-year period, resulting in capital appreciation for Fund investors.

Our Funds’ ability to achieve their goals will depend largely on our portfolio managers’ skill in selecting their portfolio companies using our value approaches. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

— Charles M. Royce

Royce Pennsylvania Mutual Fund	2
Royce Micro-Cap Fund	4
Royce Premier Fund	6
Royce Low-Priced Stock Fund	9
Royce Total Return Fund	12
Royce Heritage Fund	15
Royce Opportunity Fund	18
Royce Special Equity Fund	20
Royce Value Fund	22
Royce Value Plus Fund	25
Royce 100 Fund	28
Financial Highlights	31
Investing in Smaller Companies	34
Investing in Foreign Securities	37
Management of the Funds	39
General Shareholder Information	42

Consultant Class Shares of The Royce Funds are generally offered only through certain broker-dealers.

R and K Class Shares of The Royce Funds are generally offered only through certain broker-dealers to “Retirement Plans” with accounts held on the books of the Funds through omnibus account arrangements (either at the plan level or at the level of the financial intermediary). “Retirement Plans” include 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit pension plans, profit sharing plans, nonqualified deferred compensation plans and other similar employer-sponsored retirement plans. “Retirement Plans” do not include individual retirement vehicles, such as Traditional and Roth IRAs, Coverdell Education Savings Accounts, individual 403(b)(7) custodian accounts, Keough plans or Section 529 college savings accounts. R and K Class shares are also not available to retail non-retirement accounts, SEPs, SARSEPs or SIMPLE IRAs.

The information on pages 2-30 about each Fund’s investment goals and principal strategies and about the primary risks for a Fund’s investors is based on, and should be read in conjunction with, the information on pages 34-38 of this Prospectus. This section includes information about the investment and risk characteristics of smaller companies, the market for their securities and Royce’s value approach to investing. For biographical information about the portfolio managers and assistant portfolio managers of the respective Funds, please see pages 39-40.

The performance information presented in this Prospectus is current to December 31, 2008. For more recent information, please visit our website at www.roycefunds.com or contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

The Royce Fund Prospectus 2009 | 1

Royce Pennsylvania Mutual Fund

Investment Goal and Principal Strategies
Royce Pennsylvania Mutual Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of small- and micro-cap companies (those with market capitalizations up to $2.5 billion) that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels. The Fund generally invests in companies that Royce believes have excellent business strengths, high internal rates of return and low leverage.
    Charles M. Royce, President and Chief Investment Officer of Royce, manages the Fund, assisted by Jay S. Kaplan and Lauren A. Romeo. Mr. Royce has managed the Fund since 1972.
    Normally, the Fund invests at least 65% of its net assets in the equity securities of such small- and micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Pennsylvania Mutual Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	538

Average Market Capitalization*	$1,041 million

*Geometrically calculated

    The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
     Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Consultant Class	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 19.61% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -26.40% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows
		1 Year	5 Year	10 Year

	Return Before Taxes
	Consultant Class	-35.52%	-0.21%	6.01%
	R Class	-35.28	0.54	6.87
	K Class	-35.12	0.69	6.94

	Return After Taxes on Distributions	-35.67	-1.12	4.62

	Return After Taxes on Distributions and Sale of Fund Shares	-22.89	0.04	4.97

	Russell 2000 Index*	-33.79	-0.93	3.02

*Reflects no deductions for fees, expenses or taxes.

 performance year by year over the last ten years (Consultant Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with

2 | The Royce Fund Prospectus 2009

Consultant Class Symbol: RYPCX | R Class Symbol: RPMRX | K Class Symbol: RPMKX

those of the Russell 2000, the Fund’s benchmark index. The R Class commenced operations on May 21, 2007, and the K Class commenced operations on May 15, 2008. Performance information prior to these dates is for the Consultant Class, which has substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses.
    The table also presents the impact of taxes on the Fund’s returns (Consultant Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Consultant Class	R Class	K Class

Maximum sales charge (load) imposed on purchases	None	None	None

Maximum deferred sales charge
On purchases held for 365 days or more	None	None	None
On purchases held for less than 365 days	1.00%	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	0.76%	0.76%	0.76%
Distribution (12b-1) fees	1.00%	0.50%	0.25%
Other expenses	0.16%	0.33%	1.67%

Total annual Fund operating expenses	1.92%	1.59%	2.68%

Fee waivers and expense reimbursements	—	—	(1.09)%

Net annual Fund operating expenses	1.92%	1.59%	1.59%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain the K Class’s net annual operating expense ratio at or below 1.59% through April 30, 2010 and at or below 1.99% through April 30, 2019.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements for the K Class) remain	the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class	1 Year	3 Years	5 Years	10 Years

	Consultant	$195	$603	$1,037	$2,243

	R	$162	$502	$866	$1,889

	K	$162	$586	$1,036	$2,285

Financial Highlights Information
On page 31, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 3

Royce Micro-Cap Fund

Investment Goal and Principal Strategies
Royce Micro-Cap Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of micro-cap companies, a universe of more than 4,100 companies with stock market capitalizations up to $500 million. Royce generally focuses on micro-cap companies that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels.
    Jenifer L. Taylor, Portfolio Manager of Royce, manages the Fund, assisted by W. Whitney George and David A. Nadel. Ms. Taylor had co-managed the Fund since 2006 and became primary portfolio manager in 2009.
    Normally, the Fund invests at least 80% of its net assets in the equity securities of micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Micro-Cap Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	215

Average Market Capitalization*	$203 million

*Geometrically calculated

    The prices of micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
    Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Consultant Class	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 27.45% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -27.65% (quarter ended 12/31/08).
		1 Year	5 Year	10 Year

	Return Before Taxes	-41.46%	-1.00%	6.95%

	Return After Taxes on Distributions	-41.97	-2.83	5.56

	Return After Taxes on Distributions and Sale of Fund Shares	-26.65	-0.70	6.05

	Russell 2000 Index*	-33.79	-0.93	3.02

	*Reflects no deductions for fees, expenses or taxes.

4 | The Royce Fund Prospectus 2009

Consultant Class Symbol: RYMCX

The performance information on the preceding page provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.
    The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge
On purchases held for 365 days or more	None
On purchases held for less than 365 days	1.00%

Maximum sales charge (load) imposed on reinvested dividends	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.30%
Distribution (12b-1) fees	1.00%
Other expenses	0.21%

Total direct annual Fund operating expenses	2.51%

Acquired Fund fees and expenses	0.13%

Total annual Fund operating expenses	2.64%

Fund expenses have been restated to reflect net assets as of 12/31/08.

“Acquired Fund fees and expenses” are those incurred indirectly as a result of investment in one or more Acquired Funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain	the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

	$267	$820	$1,400	$2,973

Financial Highlights Information
On page 31, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 5

Royce Premier Fund

Investment Goal and Principal Strategies
Royce Premier Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, generally invests the Fund’s assets in a limited number (generally less than 100) of the equity securities of small-cap companies, those with stock market capitalizations from $500 million to $2.5 billion. Royce looks for companies that it considers “premier”—those that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth.
    Charles M. Royce, President and Chief Investment Officer of Royce, and W. Whitney George, Managing Director and Portfolio Manager of Royce, co-manage the Fund, assisted by Lauren A. Romeo. Mr. Royce has managed the Fund since its inception; Mr. George has co-managed the Fund with him since 2002.
    Normally, the Fund invests at least 80% of its net assets in the equity securities of “premier” companies. At least 65% of these securities will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Premier Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	66

Average Market Capitalization*	$1,449 million

*Geometrically calculated

    The prices of small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
    Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
   Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

6 | The Royce Fund Prospectus 2009

Consultant Class Symbol: RPRCX | R Class Symbol: RPRRX | K Class Symbol: RPRKX

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Consultant Class	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 21.04% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -22.18% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Consultant Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on June 2, 2003, the R Class commenced operations on May 21, 2007, and the K Class commenced operations on May 15, 2008. Performance information prior to these dates is for Investment Class shares, not offered in this Prospectus, which have substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Classes have
		1 Year	5 Year	10 Year

	Return Before Taxes
	Consultant Class	-29.04%	3.70%	8.10%
	R Class	-28.81	4.58	8.65
	K Class	-28.50	4.75	8.73

	Return After Taxes on Distributions	-29.23	2.78	6.97

	Return After Taxes on Distributions and Sale of Fund Shares	-18.65	3.29	6.85

	Russell 2000 Index*	-33.79	-0.93	3.02

*Reflects no deductions for fees, expenses or taxes.

 different expenses. The Consultant, R and K Classes have higher expenses than the Investment Class. If Consultant, R or K Class’s expenses had been reflected, total returns prior to their respective inception dates would have been lower.
    The table also presents the impact of taxes on the Fund’s returns (Consultant Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

The Royce Fund Prospectus 2009 | 7

Royce Premier Fund (continued)

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Consultant Class	R Class	K Class

Maximum sales charge (load) imposed on purchases	None	None	None

Maximum deferred sales charge
On purchases held for 365 days or more	None	None	None
On purchases held for less than 365 days	1.00%	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	0.98%	0.98%	0.98%
Distribution (12b-1) fees	1.00%	0.50%	0.25%
Other expenses	0.21%	2.64%	34.84%

Total annual Fund operating expenses	2.19%	4.12%	36.07%

Fee waivers and expense reimbursements	—	(2.28)%	(34.48)%

Net annual Fund operating expenses	2.19%	1.84%	1.59%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain the R and K Classes’ net annual operating expense ratio at or below the levels listed above through April 30, 2010 and at or below 1.99% through April 30, 2019.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements for the R and K	Classes) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class	1 Year	3 Years	5 Years	10 Years

	Consultant	$222	$685	$1,175	$2,524

	R	$187	$610	$1,059	$2,305

	K	$162	$586	$1,036	$2,285

Financial Highlights Information
On page 31, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

8 | The Royce Fund Prospectus 2009

Royce Low-Priced Stock Fund

Investment Goal and Principal Strategies
Royce Low-Priced Stock Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the low-priced equity securities of small- and micro-cap companies. We define as low-priced those companies whose average cost per share in the Fund’s portfolio is less than $25. Institutional investors generally do not make very low-priced equities (those trading at $10 or less per share) an area of their focus, and they may receive only limited broker research coverage. These conditions create opportunities to find securities with what Royce believes are strong financial characteristics trading significantly below its estimate of their current worth.
    W. Whitney George, Managing Director and Portfolio Manager of Royce, manages the Fund, assisted by James A. (Chip) Skinner III. Mr. George has managed the Fund since 2002.
     Normally, the Fund invests at least 80% of its net assets in low-priced equity securities. At least 65% of these securities will be issued by small- and micro-cap companies, those with market capitalizations up to $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Low-Priced Stock Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	205

Average Market Capitalization*	$709 million

*Geometrically calculated

     The prices of low-priced, small- and micro-cap securities are generally even more volatile and their markets are even less liquid than for securities with higher share prices or securities of larger-cap companies. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in higher-priced small-caps, larger-cap companies or other asset classes. Some issuers of low-priced securities may be financially distressed or involved in bankruptcy, liquidation, reorganization or recapitalization proceedings. Specifically because of their lower prices relative to other companies, low-priced stocks may be subject to even more abrupt or erratic market movements.
    Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Royce Fund Prospectus 2009 | 9

Royce Low-Priced Stock Fund (continued)

CALENDAR YEAR TOTAL RETURNS in Percentages (%) R Class	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 27.66% (quarter ended 12/31/01) and the lowest return for a quarter was -26.00% (quarter ended 12/31/08).		1 Year	5 Year	10 Year

	Return Before Taxes R Class	-36.22%	-0.69%	8.89%
	K Class	-36.03	-0.60	8.94

	Return After Taxes on Distributions	-36.53	-1.95	7.58

	Return After Taxes on Distributions and Sale of Fund Shares	-23.21	-0.35	7.61

	Russell 2000 Index*	-33.79	-0.93	3.02

	*Reflects no deductions for fees, expenses or taxes.

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (R Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The R Class commenced operations on May 21, 2007, and the K Class commenced operations on May 15, 2008. Performance information prior to these dates is for Service Class shares, not offered in this Prospectus, which have substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses. The R Class has higher expenses than the Service Class. If R Class’s expenses had been reflected, total returns prior to May 21, 2007 for that Class would have been lower.
    The table also presents the impact of taxes on the Fund’s returns (R Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

10 | The Royce Fund Prospectus 2009

R Class Symbol: RLPRX | K Class Symbol: RLPKX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	R Class	K Class

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.14%	1.14%
Distribution (12b-1) fees	0.50%	0.25%
Other expenses	10.91%	42.21%

Total annual Fund operating expenses	12.55%	43.60%

Fee waivers and expense reimbursements	(10.71)%	(42.01)%

Net annual Fund operating expenses	1.84%	1.59%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain each Class’s net annual operating expense ratio at or below the levels listed above through April 30, 2010 and at or below 1.99% through April 30, 2019.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements) remain the same.	Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class	1 Year	3 Years	5 Years	10 Years

	R	$187	$610	$1,059	$2,305

	K	$162	$586	$1,036	$2,285

Financial Highlights Information
On page 31, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance since their respective inceptions and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 11

Royce Total Return Fund

Investment Goals and Principal Strategies
The investment goals of Royce Total Return Fund are both long-term growth of capital and current income. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the dividend-paying securities of small- and micro-cap companies. Of the more than 5,100 small- and micro-cap companies, more than 1,500 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small- and micro-cap securities.
    Charles M. Royce, President and Chief Investment Officer of Royce, manages the Fund, assisted by Jay S. Kaplan, George Necakov and Chris E. Flynn. Mr. Royce has managed the Fund since its inception.
    Normally, the Fund invests at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the Fund, and at least 65% will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Total Return Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	470

Average Market Capitalization*	$1,295 million

*Geometrically calculated

     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. There is no assurance that there will be net investment income to distribute and/or that the Fund will achieve its investment goals.
    Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

12 | The Royce Fund Prospectus 2009

Consultant Class Symbol: RYTCX | R Class Symbol: RTRRX | K Class Symbol: RTRKX

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Consultant Class	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 15.79% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -23.32% (quarter ended 12/31/08).
		1 Year	5 Year	10 Year

	Return Before Taxes Consultant Class	-31.83%	-0.46%	5.49%
	R Class	-31.67	0.29	6.09
	K Class	-31.43	0.45	6.18

	Return After Taxes on Distributions	-31.89	-0.97	4.55

	Return After Taxes on Distributions and Sale of Fund Shares	-20.61	-0.21	4.48

	Russell 2000 Index*	-33.79	-0.93	3.02

	*Reflects no deductions for fees, expenses or taxes.

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Consultant Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on October 16, 2001, the R Class commenced operations on May 21, 2007, and the K Class commenced operations on May 15, 2008. Performance information prior to these dates is for Investment Class shares, not offered in this Prospectus, which have substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses. The Consultant, R and K Classes have higher expenses than the Investment Class. If Consultant, R or K Class’s expenses had been reflected, total returns prior to their respective inception dates would have been lower.
    The table also presents the impact of taxes on the Fund’s returns (Consultant Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

The Royce Fund Prospectus 2009 | 13

Royce Total Return Fund (continued)

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Consultant Class	R Class	K Class

Maximum sales charge (load) imposed on purchases	None	None	None

Maximum deferred sales charge
On purchases held for 365 days or more	None	None	None
On purchases held for less than 365 days	1.00%	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	0.98%	0.98%	0.98%
Distribution (12b-1) fees	1.00%	0.50%	0.25%
Other expenses	0.16%	0.53%	0.24%

Total direct annual Fund operating expenses	2.14%	2.01%	1.47%

Acquired Fund fees and expenses	0.02%	0.02%	0.02%

Total annual Fund operating expenses	2.16%	2.03%	1.49%

Fee waivers and expense reimbursements	—	(0.17)%	—

Net annual Fund operating expenses	2.16%	1.86%	1.49%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to waive fees and reimburse expenses, other than Acquired Fund fees and expenses, to the extent necessary to maintain the R Class’s net direct annual operating expense ratio at or below 1.84% through April 30, 2010 and at or below 1.99% through April 30, 2019.

“Acquired Fund fees and expenses” are those incurred indirectly as a result of investment in one or more Acquired Funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements for the R Class) remain	the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class	1 Year	3 Years	5 Years	10 Years

	Consultant	$219	$676	$1,159	$2,493

	R	$189	$616	$1,069	$2,326

	K	$152	$471	$813	$1,779

Financial Highlights Information
On page 32, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

14 | The Royce Fund Prospectus 2009

Royce Heritage Fund

Investment Goal and Principal Strategies
Royce Heritage Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of companies that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels. Although the Fund may invest in the equity securities of companies of any market capitalization, Royce expects that a significant portion of the Fund’s assets may be invested in the equity securities of micro-, small- and/or mid-cap companies with market capitalizations up to $10 billion.
    Charles M. Royce, President and Chief Investment Officer of Royce, manages the Fund, assisted by James J. Harvey. Mr. Royce has managed the Fund since its inception.
    Normally, the Fund invests at least 65% of its net assets in equity securities. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Heritage Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and an account could lose money over short or long periods of time.
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	208

Average Market Capitalization*	$1,094 million

*Geometrically calculated

The prices of micro-, small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
    Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Royce Fund Prospectus 2009 | 15

Royce Heritage Fund (continued)

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Consultant Class	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 33.70% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -25.06% (quarter ended 12/31/08).
		1 Year	5 Year	10 Year

	Return Before Taxes Consultant Class	-36.81%	-0.36%	7.47%
	R Class	-36.37	0.66	8.24
	K Class	-36.27	0.69	8.26

	Return After Taxes on Distributions	-37.23	-2.41	5.15

	Return After Taxes on Distributions and Sale of Fund Shares	-23.56	-0.47	5.73

	Russell 2000 Index*	-33.79	-0.93	3.02

	*Reflects no deductions for fees, expenses or taxes.

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Consultant Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations as of December 7, 2001, and the R and K Classes commenced operations on May 15, 2008. Performance information prior to these dates is for Service Class shares, not offered in this Prospectus, which have substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the

Classes have different expenses. The Consultant and R Classes have higher expenses than the Service Class. If Consultant or R Class’s expenses had been reflected, total returns prior to their respective inception dates would have been lower.
    The table also presents the impact of taxes on the Fund’s returns (Consultant Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

16 | The Royce Fund Prospectus 2009

Consultant Class Symbol: RYGCX | R Class Symbol: RHFRX | K Class Symbol: RHFKX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Consultant Class	R Class	K Class

Maximum sales charge (load) imposed on purchases	None	None	None

Maximum deferred sales charge
On purchases held for 365 days or more	None	None	None
On purchases held for less than 365 days	1.00%	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None	None

Annual Trustee’s Fee–Applies Only to GiftShare Accounts	$50	N/A	N/A

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%	1.00%
Distribution (12b-1) fees	1.00%	0.50%	0.25%
Other expenses	0.78%	18.69%	18.68%

Total annual Fund operating expenses	2.78%	20.19%	19.93%

Fee waivers and expense reimbursements	(0.29)%	(18.35)%	(18.34)%

Net annual Fund operating expenses	2.49%	1.84%	1.59%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain each Class’s net annual operating expense ratio at or below the respective levels listed above through April 30, 2010 and at or below 1.99% through April 30, 2019 for the R and K Classes.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements for the periods noted above) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
	Class	1 Year	3 Years	5 Years	10 Years

	Consultant	$252	$835	$1,444	$3,088

	R	$187	$610	$1,059	$2,305

	K	$162	$586	$1,036	$2,285

Exclusive of $50 annual trustee’s fee per GiftShare Account. For GiftShare Accounts opened prior to or during 2009, Royce will pay that portion of the currently effective annual trustee’s fee in excess of $50 per account and the trustee’s fees for establishing and terminating the trusts.

Financial Highlights Information
On page 32, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 17

Royce Opportunity Fund

Investment Goal and Principal Strategies
Royce Opportunity Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of small- and micro-cap companies, those with market capitalizations up to $2.5 billion, in an attempt to take advantage of what it believes are opportunistic situations for undervalued securities. Such opportunistic situations may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset values or undervalued growth companies.
    Boniface A. Zaino, Managing Director and Portfolio Manager of Royce, manages the Fund, assisted by William A. Hench. Mr. Zaino has managed the Fund since 1998.
    Although the Fund normally focuses on the securities of companies with market capitalizations up to $2.5 billion, it may, in certain market environments, invest an equal or greater percentage of its assets in securities of larger-cap companies and may invest up to 10% of its assets in foreign securities.
    Normally, the Fund invests at least 65% of its net assets in equity securities.

PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	288

Average Market Capitalization*	$334 million

*Geometrically calculated

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Opportunity Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
    The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to largercap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Consultant Class	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 31.94% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -36.51% (quarter ended 12/31/08).

 The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Consultant Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with
		1 Year	5 Year	10 Year

	Return Before Taxes
	Consultant Class	-46.40%	-5.59%	7.19%
	R Class	-46.50	-5.25	7.38
	K Class	-45.82	-4.94	7.56

	Return After Taxes on Distributions	-46.94	-7.06	5.48

	Return After Taxes on Distributions and Sale of Fund Shares	-29.58	-3.99	6.24

	Russell 2000 Index*	-33.79	-0.93	3.02

	*Reflects no deductions for fees, expenses or taxes.

those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on March 30, 2006, the R Class commenced operations on May 21, 2007, and the K Class commenced operations on May 15, 2008. Performance information prior to these dates is for Investment Class shares, not offered in this Prospectus, which have substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Classes have

18 | The Royce Fund Prospectus 2009

Consultant Class Symbol: ROFCX | R Class Symbol: ROFRX | K Class Symbol: ROFKX (continued)

    different expenses. The Consultant, R and K Classes have higher expenses than the Investment Class. If Consultant, R or K Class’s expenses had been reflected, total returns prior to their respective inception dates would have been lower.
    The table also presents the impact of taxes on the Fund’s returns (Consultant Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Consultant Class	R Class	K Class

Maximum sales charge (load) imposed on purchases	None	None	None

Maximum deferred sales charge
On purchases held for 365 days or more	None	None	None
On purchases held for less than 365 days	1.00%	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%	1.00%
Distribution (12b-1) fees	1.00%	0.50%	0.25%
Other expenses	0.68%	17.04%	50.40%

Total annual Fund operating expenses	2.68%	18.54%	51.65%

Fee waivers and expense reimbursements	—	(16.70)%	(50.06)%

Net annual Fund operating expenses	2.68%	1.84%	1.59%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain the R and K Classes’ net annual operating expense ratio at or below the levels listed above through April 30, 2010 and at or below 1.99% through April 30, 2019.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements for the R and K Classes)	remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
	Class	1 Year	3 Years	5 Years	10 Years

	Consultant	$271	$832	$1,420	$3,012

	R	$187	$610	$1,059	$2,305

	K	$162	$586	$1,036	$2,285

Financial Highlights Information
On page 32, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance since their respective inceptions and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions.) This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 19

Royce Special Equity Fund

Investment Goal and Principal Strategies
Royce Special Equity Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of small- and micro-cap companies, those with market capitalizations up to $2.5 billion. The portfolio manager applies an intensive value approach in managing the Fund’s assets. This approach, which attempts to combine classic value analysis, the identification of good businesses and accounting cynicism, has its roots in the teachings of Benjamin Graham and Abraham Briloff.
    Charles R. Dreifus, Principal and Portfolio Manager of Royce manages the Fund. Mr. Dreifus has managed the Fund since its inception.
    Normally, the Fund invests at least 80% of its net assets in equity securities. At least 65% of these securities will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 5% of its assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Special Equity Fund is subject to market risk—the possibility

PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	74

Average Market Capitalization*	$587 million

*Geometrically calculated

that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
    The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In addition, as of December 31, 2008 the Fund held a limited number of portfolio securities and therefore may involve more risk to investors than a more broadly diversified portfolio of small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CALENDAR YEAR TOTAL RETURNS in Percentages (%)	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 20.87% (quarter ended 12/31/01) and the lowest return for a calendar quarter was 15.14% (quarter ended 12/31/08).

 The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of
		1 Year	5 Year	10 Year

	Return Before Taxes	-20.46%	0.49%	7.49%

	Return After Taxes on Distributions	-21.14	-0.43	6.84

	Return After Taxes on Distributions and Sale of Fund Shares	-12.47	0.54	6.58

	Russell 2000 Index*	-33.79	-0.93	3.02

	*Reflects no deductions for fees, expenses or taxes.

the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on June 2, 2003. Performance information prior to that date is for Investment Class shares, not offered in this Prospectus, which have substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses. The Consultant Class has

20 | The Royce Fund Prospectus 2009

Consultant Class Symbol: RSQCX

higher expenses than the Investment Class. If Consultant Class’s expenses had been reflected, total returns prior to June 2, 2003 would have been lower.

    The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains.

We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge
On purchases held for 365 days or more	None
On purchases held for less than 365 days	1.00%

Maximum sales charge (load) imposed on reinvested dividends	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%
Distribution (12b-1) fees	1.00%
Other expenses	0.32%

Total annual Fund operating expenses	2.32%

Fund expenses have been restated to reflect net assets as of 12/31/08.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain	the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

	$235	$724	$1,240	$2,656

Financial Highlights Information
On page 33, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) each year on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 21

Royce Value Fund

Investment Goal and Principal Strategies
Royce Value Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of small- and mid-cap companies with stock market capitalizations from $500 million to $5 billion that it believes are trading significantly below its estimate of their current worth. The Fund generally invests in securities of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage.
    W. Whitney George, Managing Director and Portfolio Manager of Royce and Jay S. Kaplan, Principal and Portfolio Manager or Royce, co-manage the Fund, assisted by Lauren A. Romeo. Mr. Kaplan has co-managed the Fund since 2002; Mr. George has co-managed the Fund with him since 2004.
    Normally, the Fund invests at least 80% of its net assets in equity securities of such small- and/or mid-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Value Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
    The prices of small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	72

Average Market Capitalization*	$1,315 million

*Geometrically calculated

securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In addition, as of December 31, 2008 the Fund held a limited number of portfolio securities and therefore may involve more risk to investors than a more broadly diversified portfolio of small- and mid-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
    Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

22 | The Royce Fund Prospectus 2009

Consultant Class Symbol: RVFCX | R Class Symbol: RVVRX | K Class Symbol: RVFKX

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Consultant Class	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 22.07% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -27.36% (quarter ended 12/31/08).

		1 Year	5 Year	Since Inception (6/14/01)

	Return Before Taxes
	Consultant Class	-34.76%	3.54%	7.07%
	R Class	-34.43	4.03	7.40
	K Class	-34.40	4.06	7.42

	Return After Taxes on Distributions	-34.76	2.93	6.29

	Return After Taxes on Distributions and Sale of Fund Shares	-22.60	2.95	5.87

	Russell 2000 Index*	-33.79	-0.93	1.40

	* Reflects no deductions for fees, expenses or taxes.

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception (Consultant Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on March 30, 2006, the R Class commenced operations on September 14, 2007, and the K Class commenced operations on May 15, 2008. Performance information prior to these dates is for Service Class shares, not offered in this Prospectus, which have substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the

Classes have different expenses. The Consultant and R Classes have higher expenses than the Service Class. If Consultant or R Class’s expenses had been reflected, total returns prior to their respective inception dates would have been lower.
    The table also presents the impact of taxes on the Fund’s returns (Consultant Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

The Royce Fund Prospectus 2009 | 23

Royce Value Fund (continued)

Fees and Expenses of the Fund The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Consultant Class	R Class	K Class

Maximum sales charge (load) imposed on purchases	None	None	None

Maximum deferred sales charge
On purchases held for 365 days or more	None	None	None
On purchases held for less than 365 days	1.00%	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%	1.00%
Distribution (12b-1) fees	1.00%	0.50%	0.25%
Other expenses	0.33%	3.22%	1.25%

Total annual Fund operating expenses	2.33%	4.72%	2.50%

Fee waivers and expense reimbursements	—	(2.88)%	(0.91)%

Net annual Fund operating expenses	2.33%	1.84%	1.59%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain the R and K Classes’ net annual operating expense ratio at or below the levels listed above through April 30, 2010 and at or below 1.99% through April 30, 2019.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements for the R and K	Classes) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class	1 Year	3 Years	5 Years	10 Years

	Consultant	$236	$727	$1,245	$2,666

	R	$187	$610	$1,059	$2,305

	K	$162	$586	$1,036	$2,285

Financial Highlights Information
On page 33, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance since their respective inceptions and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

24 | The Royce Fund Prospectus 2009

Royce Value Plus Fund

Investment Goal and Principal Strategies
Royce Value Plus Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of micro-, small- and/or mid-cap companies with market capitalizations up to $5 billion that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels. Consistent with Royce’s value approach to investing, the Fund generally invests in securities of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage. The Fund also gives consideration to those companies that Royce believes have above-average growth prospects.
    James A. (Chip) Skinner, III, Principal and Portfolio Manager of Royce, manages the Fund, assisted by W. Whitney George. Mr. Skinner co-managed the Fund between 2002 and 2007, and has been the Fund’s primary portfolio manager since 2008.
    Normally, the Fund invests at least 80% of its net assets in equity securities of such micro-, small- and/or mid-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Value Plus Fund is subject to market risk—the possibility that common stock prices will decline over short or extended
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	149

Average Market Capitalization*	$843 million

*Geometrically calculated

periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
    The prices of micro-, small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
    Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

The Royce Fund Prospectus 2009 | 25

Royce Value Plus Fund (continued)

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Consultant Class	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 37.79% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -29.14% (quarter ended 12/31/08).

		1 Year	5 Year	Since Inception (6/14/01)

	Return Before Taxes
	Consultant Class	-41.55%	0.55%	8.99%
	R Class	-41.31	0.95	9.28
	K Class	-41.17	1.01	9.32

	Return After Taxes on Distributions	-41.85	-0.03	8.14

	Return After Taxes on Distributions and Sale of Fund Shares	-26.85	0.38	7.55

	Russell 2000 Index*	-33.79	-0.93	1.40

	* Reflects no deductions for fees, expenses or taxes.

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception (Consultant Classs used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on March 30, 2006, the R Class commenced operations on September 14, 2007, and the K Class commenced operations on May 15, 2008. Performance information prior to these dates is for Service Class shares, not offered in this Prospectus, which have substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses. The Consultant and R Classes have higher expenses than the Service Class. If Consultant or R Class’s expenses had been reflected, total returns prior to their respective inception dates would have been lower.
    The table also presents the impact of taxes on the Fund’s returns (Consultant Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

26 | The Royce Fund Prospectus 2009

Consultant Class Symbol: RVPCX | R Class Symbol: RVPRX | R Class Symbol: RVPKX

Fees and Expenses of the Fund The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Consultant Class	R Class	K Class

Maximum sales charge (load) imposed on purchases	None	None	None

Maximum deferred sales charge
On purchases held for 365 days or more	None	None	None
On purchases held for less than 365 days	1.00%	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%	1.00%
Distribution (12b-1) fees	1.00%	0.50%	0.25%
Other expenses	0.30%	3.17%	39.32%

Total annual Fund operating expenses	2.30%	4.67%	40.57%

Fee waivers and expense reimbursements	—	(2.83)%	(38.98)%

Net annual Fund operating expenses	2.30%	1.84%	1.59%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain the R and K Classes’ net annual operating expense ratio at or below the levels listed above through April 30, 2010 and at or below 1.99% through April 30, 2019.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements for the R and K Classes)	remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class	1 Year	3 Years	5 Years	10 Years

	Consultant	$233	$718	$1,230	$2,636

	R	$187	$610	$1,059	$2,305

	K	$162	$586	$1,036	$2,285

Financial Highlights Information
On page 33, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance since their respective inceptions and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 27

Royce 100 Fund

Investment Goal and Principal Strategies
Royce 100 Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, generally invests the Fund’s assets in a limited number (approximately 100) of the equity securities of micro-, small- and/or mid-cap companies with stock market capitalizations up to $5 billion. Royce selects securities of approximately 100 “outstanding” micro-, small- and/or mid-cap companies—those that Royce believes have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth.
    Charles M. Royce, President and Chief Investment Officer of Royce, manages the Fund, assisted by Lauren A. Romeo. Mr. Royce has managed the Fund since its inception.
    Normally, the Fund invests at least 80% of its net assets in equity securities primarily issued by companies with stock market capitalizations up to $5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce 100 Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	100

Average Market Capitalization*	$1,202 million

*Geometrically calculated

The prices of micro-, small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of smaller-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
    Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

28 | The Royce Fund Prospectus 2009

R Class Symbol: ROHRX | K Class Symbol: ROHKX

CALENDAR YEAR TOTAL RETURNS in Percentages (%) K Class	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 14.79% (quarter ended 12/31/04) and the lowest return for a calendar quarter was -21.86% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception (K Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The R and K Classes commenced operations on May 15, 2008. Performance information prior to that date is for Service Class shares, not offered in this Prospectus, which have substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses. The R Class has higher
		1 Year	5 Year	Since Inception (6/30/03)

	Return Before Taxes
	R Class	-29.35%	4.74%	6.23%
	K Class	-29.25	4.77	6.26

	Return After Taxes on Distributions	-29.44	3.86	5.42

	Return After Taxes on Distributions and Sale of Fund Shares	-18.89	3.92	5.25

	Russell 2000 Index*	-33.79	-0.93	3.25

*Reflects no deductions for fees, expenses or taxes.

 expenses than the Service Class. If R Class’s expenses had been reflected, total returns prior to May 15, 2008 for that Class would have been lower.
    The table also presents the impact of taxes on the Fund’s returns (K Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

The Royce Fund Prospectus 2009 | 29

Royce 100 Fund (continued)

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	R Class	K Class

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%
Distribution (12b-1) fees	0.50%	0.25%
Other expenses	17.31%	12.82%

Total annual Fund operating expenses	18.81%	14.07%

Fee waivers and expense reimbursements	(16.97)%	(12.48)%

Net annual Fund operating expenses	1.84%	1.59%

Fund expenses have been restated to reflect net assets as of 12/31/08. Royce has contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain each Class’s net annual operating expense ratio at or below the levels listed above through April 30, 2010 and at or below 1.99% through April 30, 2019.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements) remain the same.	Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class	1 Year	3 Years	5 Years	10 Years

	R	$187	$610	$1,059	$2,305

	K	$162	$586	$1,036	$2,285

Financial Highlights Information
On page 33, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance since their inceptions and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

30 | The Royce Fund Prospectus 2009

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund – Consultant Class
2008	$10.09	$(0.04)	$(3.55)	$(3.59)	$–	$(0.10)	$(0.10)	$–	$6.40	(35.52)%		$635,688	1.88%		1.87%		1.87%		(0.46)%	36%
2007	10.89	(0.06)	0.27	0.21	–	(1.01)	(1.01)	–	10.09	1.73		1,164,136	1.89		1.88		1.88		(0.55)	43
2006	10.25	(0.07)	1.48	1.41	–	(0.77)	(0.77)	–	10.89	13.71		1,163,265	1.87		1.86		1.86		(0.61)	38
2005	9.77	(0.04)	1.15	1.11	–	(0.63)	(0.63)	–	10.25	11.32		904,160	1.89		1.89		1.88		(0.52)	26
2004	8.65	(0.11)	1.76	1.65	–	(0.53)	(0.53)	–	9.77	19.14		753,388	1.89		1.89		1.89		(1.20)	32

Royce Pennsylvania Mutual Fund – R Class(a)
2008	$10.78	$(0.00)	$(3.81)	$(3.81)	$–	$(0.10)	$(0.10)	$–	$6.87	(35.28)%		$5,270	1.58%		1.57%		1.57%		(0.03)%	36%
2007	12.71	(0.11)	(0.75)	(0.86)	(0.06)	(1.01)	(1.07)	–	10.78	(6.91	)**	871	7.52	*	7.50	*	1.74	*	(0.42)*	43

Royce Pennsylvania Mutual Fund – K Class(b)
2008	$10.00	$0.01	$(3.57)	$(3.56)	$–	$(0.10)	$(0.10)	$–	$6.34	(35.53	)%**	$694	12.12	%*	12.12	%*	1.59	%*	0.13%*	36%

Royce Micro-Cap Fund – Consultant Class
2008	$14.51	$0.00	$(6.04)	$(6.04)	$–	$(0.33)	$(0.33)	$–	$8.14	(41.46)%		$103,038	2.45%		2.45%		2.45%		0.02%	43%
2007	16.21	(0.16)	1.13	0.97	(0.27)	(2.40)	(2.67)	–	14.51	6.01		203,044	2.45		2.45		2.45		(1.06)	49
2006	14.98	(0.21)	3.35	3.14	(0.12)	(1.79)	(1.91)	–	16.21	21.10		221,411	2.44		2.42		2.42		(1.30)	42
2005	14.92	(0.25)	1.79	1.54	–	(1.48)	(1.48)	–	14.98	10.37		173,017	2.49		2.49		2.49		(1.72)	31
2004	14.39	(0.29)	2.36	2.07	–	(1.54)	(1.54)	–	14.92	14.62		169,813	2.56		2.56		2.47		(1.94)	44

Royce Premier Fund – Consultant Class
2008	$16.57	$(0.13)	$(4.69)	$(4.82)	$–	$(0.20)	$(0.20)	$–	$11.55	(29.04)%		$28,977	2.12%		2.11%		2.11%		(0.84)%	11%
2007	16.96	(0.13)	2.13	2.00	(0.09)	(2.30)	(2.39)	–	16.57	11.60		51,700	2.10		2.09		2.09		(0.70)	21
2006	16.31	(0.14)	1.42	1.28	–	(0.63)	(0.63)	–	16.96	7.74		50,862	2.12		2.11		2.11		(0.83)	13
2005	14.80	(0.17)	2.52	2.35	–	(0.84)	(0.84)	–	16.31	15.88		47,310	2.17		2.17		2.17		(1.12)	20
2004	12.80	(0.22)	2.93	2.71	–	(0.71)	(0.71)	–	14.80	21.27		26,805	2.35		2.35		2.35		(1.59)	24

Royce Premier Fund – R Class(a)
2008	$17.36	$(0.08)	$(4.93)	$(5.01)	$–	$(0.20)	$(0.20)	$–	$12.15	(28.81)%		$396	3.97%		3.97%		1.84%		(0.54)%	11%
2007	20.38	(0.02)	(0.49)	(0.51)	(0.21)	(2.30)	(2.51)	–	17.36	(2.67	)**	97	14.23	*	14.23	*	1.74	*	(0.18)*	21

Royce Premier Fund – K Class(b)
2008	$10.00	$(0.02)	$(3.34)	$(3.36)	$–	$(0.20)	$(0.20)	$–	$6.44	(33.51	)%**	$35	35.36	%*	35.36	%*	1.59	%*	(0.38)%*	11%

Royce Low-Priced Stock Fund – R Class(a)
2008	$14.76	$(0.05)	$(5.33)	$(5.38)	$–	$(0.27)	$(0.27)	$–	$9.11	(36.22)%		$74	10.95%		10.94%		1.84%		(0.42)%	39%
2007	18.69	(0.02)	(1.44)	(1.46)	(0.42)	(2.05)	(2.47)	–	14.76	(7.96	)**	92	11.93	*	11.93	*	1.74	*	(0.28)*	30

Royce Low-Priced Stock Fund – K Class(b)
2008	$10.00	$(0.01)	$(3.77)	$(3.78)	$–	$(0.27)	$(0.27)	$–	$5.95	(37.47	)%**	$30	40.19	%*	40.19	%*	1.59	%*	(0.19)%*	39%

The Royce Fund Prospectus 2009 | 31

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Total Return Fund – Consultant Class
2008	$12.91	$0.08	$(4.18)	$(4.10)	$(0.05)	$(0.00)	$(0.05)	$–	$8.76	(31.83)%		$354,384	2.09%		2.08%		2.08%		0.71%	25%
2007	13.73	0.04	0.17	0.21	(0.03)	(1.00)	(1.03)	–	12.91	1.35		648,191	2.08		2.07		2.07		0.30	27
2006	12.58	0.05	1.64	1.69	(0.02)	(0.52)	(0.54)	–	13.73	13.45		689,311	2.07		2.06		2.06		0.34	25
2005	12.24	0.02	0.87	0.89	–	(0.55)	(0.55)	–	12.58	7.18		606,618	2.10		2.10		2.10		0.17	24
2004	10.68	0.01	1.73	1.74	(0.01)	(0.17)	(0.18)	–	12.24	16.35		501,635	2.13		2.13		2.13		0.10	22

Royce Total Return Fund – R Class(a)
2008	$12.93	$0.11	$(4.19)	$(4.08)	$(0.11)	$(0.00)	$(0.11)	$–	$8.74	(31.67)%		$2,946	2.03%		2.02%		1.84%		1.10%	25%
2007	14.89	(0.02)	(0.87)	(0.89)	(0.07)	(1.00)	(1.07)	–	12.93	(6.15	)**	1,224	6.15	*	6.14	*	1.74	*	0.78 *	27

Royce Total Return Fund – K Class(c)
2008	$10.00	$0.02	$(3.07)	$(3.05)	$(0.14)	$(0.00)	$(0.14)	$–	$6.81	(30.56	)%**	$14,064	1.46	%*	1.46	%*	1.46	%*	1.81%*	25%

Royce Heritage Fund – Consultant Class
2008	$11.10	$(0.08)	$(4.03)	$(4.11)	$–	$(0.25)	$(0.25)	$0.01	$6.75	(36.81)%		$4,609	2.69%		2.68%		2.49%		(0.86)%	128%
2007	12.47	(0.17)	0.21	0.04	–	(1.42)	(1.42)	0.01	11.10	0.07		6,728	2.61		2.60		2.49		(1.33)	138
2006	11.29	(0.14)	2.53	2.39	–	(1.21)	(1.21)	–	12.47	21.08		3,879	3.20		3.18		2.49		(1.12)	98
2005	12.03	(0.17)	1.11	0.94	–	(1.68)	(1.68)	–	11.29	7.70		2,507	3.99		3.99		2.49		(1.50)	142
2004	11.50	(0.23)	2.40	2.17	–	(1.64)	(1.64)	–	12.03	19.11		1,885	5.21		5.21		2.49		(1.94)	86

Royce Heritage Fund – R Class(b)
2008	$10.00	$(0.01)	$(3.51)	$(3.52)	$–	$(0.25)	$(0.25)	$–	$6.23	(35.05	)%**	$65	19.77	%*	19.76	%*	1.84	%*	(0.27)%*	128%

Royce Heritage Fund – K Class(b)
2008	$10.00	$(0.00)	$(3.51)	$(3.51)	$–	$(0.25)	$(0.25)	$–	$6.24	(34.95	)%**	$65	19.53	%*	19.53	%*	1.59	%*	(0.02)%*	128%

Royce Opportunity Fund – Consultant Class(d)
2008	$10.78	$(0.07)	$(4.95)	$(5.02)	$–	$(0.34)	$(0.34)	$–	$5.42	(46.40)%		$4,707	2.48%		2.47%		2.47%		(0.74)%	52%
2007	12.90	(0.14)	(0.24)	(0.38)	–	(1.74)	(1.74)	–	10.78	(3.34)		7,982	2.48		2.46		2.46		(1.03)	50
2006	14.29	(0.12)	0.29	0.17	–	(1.56)	(1.56)	–	12.90	1.16	**	4,080	3.75	*	3.74	*	2.49	*	(1.24)*	47

Royce Opportunity Fund – R Class(a)
2008	$11.02	$(0.06)	$(5.08)	$(5.14)	$(0.04)	$(0.34)	$(0.38)	$–	$5.50	(46.50)%		$64	18.28%		18.27%		1.84%		(0.04)%	52%
2007	14.43	(0.08)	(1.57)	(1.65)	(0.02)	(1.74)	(1.76)	–	11.02	(11.77	)**	88	14.59	*	14.59	*	1.74	*	(0.92)*	50

Royce Opportunity Fund – K Class(b)
2008	$10.00	$(0.00)	$(4.51)	$(4.51)	$(0.04)	$(0.34)	$(0.38)	$–	$5.11	(44.92	)%**	$24	44.39	%*	44.39	%*	1.59	%*	(0.06)%*	52%

32 | The Royce Fund Prospectus 2009

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Fund – Consultant Class
2008	$17.87	$0.03	$(3.72)	$(3.69)	$(0.01)	$(0.75)	$(0.76)	$–	$13.42	(20.46)%		$11,460	2.26%		2.26%		2.26%		0.18%	27%
2007	19.43	(0.10)	0.86	0.76	–	(2.32)	(2.32)	–	17.87	3.63		15,778	2.20		2.19		2.19		(0.50)	29
2006	18.55	(0.12)	2.51	2.39	–	(1.51)	(1.51)	–	19.43	12.75		17,231	2.23		2.22		2.22		(0.60)	16
2005	19.47	(0.03)	(0.39)	(0.42)	–	(0.50)	(0.50)	–	18.55	(2.16)		17,517	2.26		2.26		2.26		(0.15)	22
2004	17.89	(0.02)	2.28	2.26	(0.01)	(0.67)	(0.68)	–	19.47	12.66		20,277	2.28		2.28		2.28		(0.09)	17

Royce Value Fund – Consultant Class(d)
2008	$10.50	$(0.11)	$(3.54)	$(3.65)	$–	$–	$–	$–	$6.85	(34.76)%		$15,915	2.29%		2.28%		2.28%		(1.18)%	41%
2007	10.98	(0.16)	0.45	0.29	(0.09)	(0.69)	(0.78)	0.01	10.50	2.65		14,374	2.35		2.33		2.33		(1.05)	67
2006	10.94	(0.07)	0.32	0.25	(0.00)	(0.22)	(0.22)	0.01	10.98	2.33	**	4,424	4.35	*	4.34	*	2.49	*	(0.93)*	41

Royce Value Fund – R Class(e)
2008	$10.63	$(0.06)	$(3.62)	$(3.68)	$–	$–	$–	$0.02	$6.97	(34.43)%		$326	6.72%		6.71%		1.84%		(0.68)%	41%
2007	11.64	(0.01)	(0.14)	(0.15)	(0.17)	(0.69)	(0.86)	–	10.63	(1.39	)**	99	16.39	*	16.39	*	1.74	*	(0.26)*	67

Royce Value Fund – K Class(b)
2008	$10.00	$(0.01)	$(4.08)	$(4.09)	$–	$–	$–	$–	$5.91	(40.90	)%**	$1,550	9.63	%*	9.63	%*	1.59	%*	(0.35)%*	41%

Royce Value Plus Fund – Consultant Class(d)
2008	$13.65	$(0.15)	$(5.53)	$(5.68)	$–	$(0.18)	$(0.18)	$–	$7.79	(41.55)%		$26,024	2.21%		2.21%		2.21%		(1.30)%	42%
2007	13.97	(0.20)	0.54	0.34	(0.09)	(0.58)	(0.67)	0.01	13.65	2.40		47,409	2.18		2.16		2.16		(1.18)	42
2006	13.85	(0.16)	0.55	0.39	–	(0.27)	(0.27)	–	13.97	2.78	**	12,956	2.91	*	2.90	*	2.49	*	(1.61)*	31

Royce Value Plus Fund – R Class(e)
2008	$13.80	$(0.09)	$(5.62)	$(5.71)	$–	$(0.18)	$(0.18)	$–	$7.91	(41.31)%		$331	6.62%		6.62%		1.84%		(0.92)%	42%
2007	15.16	(0.03)	(0.57)	(0.60)	(0.18)	(0.58)	(0.76)	–	13.80	(4.05	)**	96	16.18	*	16.18	*	1.74	*	(0.68)*	42

Royce Value Plus Fund – K Class(b)
2008	$10.00	$(0.04)	$(3.96)	$(4.00)	$–	$(0.18)	$(0.18)	$–	$5.82	(39.91	)%**	$31	39.36	%*	39.36	%*	1.59	%*	(0.75)%*	42%

Royce 100 Fund – R Class(b)
2008	$10.00	$(0.02)	$(2.96)	$(2.98)	$–	$(0.09)	$(0.09)	$–	$6.93	(29.78	)%**	$70	18.97	%*	18.97	%*	1.84	%*	(0.44)%*	72%

Royce 100 Fund – K Class(b)
2008	$10.00	$(0.01)	$(2.96)	$(2.97)	$–	$(0.09)	$(0.09)	$–	$6.94	(29.68	)%**	$95	17.55	%*	17.55	%*	1.59	%*	(0.13)%*	72%

(a)	The Class commenced operations on May 21, 2007.	(d)	The Class commenced operations on March 30, 2006.	*	Annualized
(b)	The Class commenced operations on May 15, 2008.	(e)	The Class commenced operations on September 14, 2007.	**	Not annualized
(c)	The Class commenced operations on May 1, 2008.

The Royce Fund Prospectus 2009 | 33

Smaller-capitalization stocks are those issued by companies with market capitalizations up to $10 billion.

Market capitalization is the

number of a company’s

outstanding shares of stock

multiplied by its most recent

closing price per share.

The Russell 2000 is an

unmanaged index of U.S.

small-company common stocks

that Royce and others use to

benchmark the performance

of smaller-cap funds. It includes

the smallest 2,000 companies

(based on market capitalization)

among the largest 3,000

companies tracked by

Russell Investments.
Investing in Smaller Companies

Micro-, Small- and Mid-Cap Stocks
Royce views the large and diverse universe of smaller companies available for investment by the Funds as having three investment segments or tiers—micro-cap, small-cap and mid-cap. Royce refers to the segment of companies with market capitalizations up to $500 million as micro-cap. We define the next tier, the small-cap universe, as those companies with market capitalizations between $500 million and $2.5 billion. Finally, Royce defines mid-cap as those companies with market capitalizations between $2.5 billion and $10 billion.
    Smaller companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies.
    As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on the securities of smaller companies generally leads it to have a long-term investment outlook of at least two years for a portfolio security.
    The U.S. micro-cap segment consists of more than 4,100 companies. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small- and mid-cap securities, and Royce may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk.
    The U.S. small-cap tier consists of approximately 1,000 companies. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices.

34  |  The Royce Fund Prospectus 2009

    Certain Funds in this Prospectus may also invest in U.S. mid-cap securities, which Royce defines as those companies with market capitalizations between $2.5 billion and $10 billion, a sector that includes more than 300 companies. In general, mid-caps share many of the same characteristics as those companies with marker caps between $500 million and $2.5 billion. As a result, Royce normally employs a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.
    The Funds may also invest in foreign securities to varying degrees. The foreign smaller-company market consists of approximately 16,000 companies. For more information regarding investing in foreign securities, see pages 37-38.

Value Investing
Royce’s portfolio managers use various value methods in managing the Funds’ assets. In selecting securities for the Funds, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects (especially in Royce Opportunity and Value Plus Funds) or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.
    Royce’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two-to-five-year period toward this estimate.
    Royce’s value approach strives to reduce some of the other risks of investing in the securities of smaller companies (for each Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage. Due to its opportunistic approach, Royce Opportunity Fund may place less emphasis on balance sheet quality if other factors warrant, such as a company’s potential ability to generate free cash flow. Royce attempts to mitigate company-specific risk in its micro-cap investments by broadly diversifying its micro-cap holdings in Royce Pennsylvania Mutual, Micro-Cap, Low-Priced Stock, Total Return and Opportunity Funds.
    While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in micro-, small- and mid-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. For more information regarding the specific approach used for each Fund’s portfolio, see pages 2-30.
    Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad smaller-company stock market declines, it may also potentially have the effect of limiting gains in strong smaller-company up markets.

The Royce Fund Prospectus 2009  |  35

Temporary Investments
Each of the Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If a Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

36  |  The Royce Fund Prospectus 2009

Investing in Foreign Securities

Foreign Securities
Royce defines as “foreign” those securities that do not trade on a U.S. exchange. Royce believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets do not generally move in a manner parallel to U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.
    The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment; sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

Developing Countries
The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that a Fund invests in companies located in developing, or emerging market, countries. Investments in securities of companies located in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets

The Royce Fund Prospectus 2009  |  37

of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of a Fund’s assets denominated in such currencies. Some developing countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies domiciled in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

38  |  The Royce Fund Prospectus 2009

Management of the Funds
Royce & Associates, LLC (“Royce”) is the Funds’ investment adviser and is responsible for the management of their assets. Royce has been investing in smaller-company securities with a value approach for more than 35 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151. Charles M. Royce has been the firm’s President and Chief Investment Officer during this period. He also serves as Portfolio Manager or Co-Manager for the following Funds in this Prospectus: Royce Pennsylvania Mutual, Premier, Total Return, Heritage and 100 Funds.
    Royce’s senior investment staff includes the following portfolio managers: W. Whitney George, Managing Director and Vice President, who serves as Portfolio Manager, Co-Manager or Assistant Portfolio Manager for Royce Micro-Cap, Premier, Low-Priced Stock, Value and Value Plus Funds; Boniface A. Zaino, Managing Director, who serves as Portfolio Manager for Royce Opportunity Fund; and Charles R. Dreifus, Principal, who serves as Portfolio Manager for Royce Special Equity Fund. Mr. George has been a Portfolio Manager at Royce since 2000. He has been employed by Royce since 1991. Mr. Zaino joined Royce in 1998 as a Portfolio Manager and previously was Group Managing Director at Trust Company of the West. Mr. Dreifus joined Royce in 1998 as a Portfolio Manager and previously was Managing Director of Lazard Freres & Co., LLC.
    Royce’s investment staff also includes: George Necakov, Director of Quantitative Strategies, who serves as Assistant Portfolio Manager for Royce Total Return Fund; Jay S. Kaplan, Principal, who serves as Co-Manager or Assistant Portfolio Manager for Royce Pennsylvania Mutual, Total Return and Value Funds; James A. (Chip) Skinner, III, Principal, who serves as Portfolio Manager for Royce Value Plus Fund and Assistant Portfolio Manager for Royce Low-Priced Stock Fund. Chris E. Flynn, Principal, who serves as Assistant Portfolio Manager for Royce Total Return Fund; James J. Harvey, who serves as Assistant Portfolio Manager for Royce Heritage Fund; Jenifer L. Taylor, who serves as Portfolio Manager for Royce Micro-Cap Fund; William A. Hench, who serves as Assistant Portfolio Manager for Royce Opportunity Fund; Lauren A. Romeo, who serves as Assistant Portfolio Manager for Royce

Royce invests in the equity

securities of smaller companies

that are trading significantly

below our assessment of

their current worth, with the

expectation that their market

prices should increase toward

this estimate, resulting in capital

appreciation for Fund investors.

The Royce Fund Prospectus 2009  |  39

Pennsylvania Mutual, Premier, Value and 100 Funds; and David A. Nadel, who serves as Assistant Portfolio Manager for Royce Micro-Cap Fund. In addition, Francis D. Gannon, Dana Serman and Christopher D. Clark serve as Assistant Portfolio Managers of Royce. Assistant Portfolio Managers may have investment discretion over a portion of a Fund’s portfolio subject to supervision by the Fund’s Portfolio Manager(s).
    Mr. Necakov has been employed by Royce since 1994 and has been managing quantitative accounts for Royce since 1998. Mr. Kaplan joined Royce in 2000 as a Portfolio Manager and previously was a Managing Director and Portfolio Manager at Prudential Investments. Mr. Skinner joined Royce in 2003 and was previously a Principal and Portfolio Manager at Accrete Capital, LLC (since 2001) and prior to that was a Managing Director and Senior Portfolio Manager at Merrill Lynch. Mr. Flynn is an Assistant Portfolio Manager and Senior Analyst at Royce. He joined Royce in 1993 as an Analyst. Previously, he was Senior Vice President in the Arbitrage Division of Donaldson, Lufkin & Jenrette (1989-1992) and prior to that was in the Risk Arbitrage Department of Prudential-Bache Securities (1984-1989). Mr. Harvey joined Royce in 1999 as an Analyst. Ms. Taylor joined Royce in 2000 as an Analyst. Previously, she was an Analyst at Credit Lyonnaise Securities (since 1999) and prior to that was an Analyst for the Special Situations Fund (1994-1999).
    Mr. Hench joined Royce in 2002 as an Analyst. Previously, he was a Vice President of Institutional Sales at JP Morgan Chase (since 2000) and prior to that was a Director of Institutional Sales at Schroder & Co. (1994-2000). Ms. Romeo joined Royce in 2004 as an Analyst. Previously, she was a Portfolio Manager at Dalton, Greiner, Hartman & Maher (since 2001), an Analyst with Legg Mason Funds Management (2000-2001) and an Analyst with T. Rowe Price Group (1996-2000). Mr. Nadel joined Royce in 2006. Previously, he was a Senior Portfolio Manager at Neuberger Berman (2004-2006) and a Senior Analyst at Pequot Capital Management, Inc. (2001-2003).
    Mr. Gannon joined Royce in 2006. Previously, he was a Senior Vice President and Portfolio Manager at AIG SunAmerica Asset Management (1995-2006). Mr. Serman joined Royce in 2007. Previously, he was an Assistant Portfolio Manager at JHC Capital Management, LLC (2003-2007), an independent consultant (2001-2004) and an Analyst with Lazard Freres & Co., LLC (1999-2001). Mr. Clark joined Royce in 2007 as Director of Alternative Investments. Previously, he was a Consultant at UBS (2004-2006).
    The Fund’s Statement of Additional Information (SAI) provides more information about the structure of the portfolio managers’ compensation, other accounts that they manage and their ownership of shares in the Fund(s) that each manages.
    Royce Fund Services, Inc. (RFS) distributes the Funds’ shares pursuant to the terms of its distribution agreements with the Funds. The Royce Fund has adopted a distribution plan for the Consultant, R and K Classes under Rule 12b-1. Under this plan and the distribution agreements, the Consultant, R and K Classes are obligated to pay a fee to RFS of up to 1.00%, 0.50% and 0.25% per year of their respective average net assets. RFS uses this fee to cover sales-related and account maintenance costs and to pay sales commissions and other fees to broker-dealers that introduce investors to the Funds. Because these fees are paid out

40  |  The Royce Fund Prospectus 2009

of each Fund’s assets in the Consultant, R and K Classes on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Neither the distribution plan nor the distribution agreements currently provide for any suspension or reduction of the 1.00%, 0.50% or 0.25% fees payable by the Consultant Class, R Class or K Class, respectively, of any Fund if it closes to new investors.
    State Street Bank and Trust Company is the custodian of the Funds’ securities, cash and other assets. Boston Financial Data Services–Midwest (“BFDS”) is the Funds’ transfer agent.

Investment Advisory Services Provided By Royce
 Royce receives advisory fees monthly as compensation for its services to the Funds. The annual rates of these fees, before any waiver to cap the expense ratios for certain Funds at specified levels as shown in the Fees and Expenses tables, are as follows:

 ANNUAL RATE OF FUND’S AVERAGE NET ASSETS
Royce Pennsylvania Mutual Fund
• 1.00% of the first $50,000,000
• 0.875% of the next $50,000,000 and
• 0.75% of any additional average net assets

 Royce Premier, Total Return, Heritage, Opportunity, Special Equity, Value, Value Plus and 100 Funds
• 1.00% of the first $2,000,000,000
• 0.95% of the next $2,000,000,000
• 0.90% of the next $2,000,000,000 and
• 0.85% of any additional average net assets

 Royce Micro-Cap Fund
• 1.30% of the first $2,000,000,000
• 1.25% of the next $2,000,000,000
• 1.20% of the next $2,000,000,000 and
• 1.15% of any additional average net assets

 Royce Low-Priced Stock Fund
• 1.15% of the first $2,000,000,000
• 1.10% of the next $2,000,000,000
• 1.05% of the next $2,000,000,000 and
• 1.00% of any additional average net assets
For 2008, the actual net fees, after waivers, paid to Royce on average net assets were 0.75% for Royce Pennsylvania Mutual Fund, 1.30% for Royce Micro-Cap Fund, 0.96% for Royce Premier Fund, 1.13% for Royce Low-Priced Stock Fund, 0.96% for Royce Total Return Fund, 1.00% for Royce Heritage Fund, 1.00% for Royce Opportunity Fund, 1.00% for Royce Special Equity Fund, 1.00% for Royce Value Fund, 0.99% for Royce Value Plus Fund and 0.99% for Royce 100 Fund.

For a discussion of the basis of the Board of Trustees’ most recent approval of the Funds’ investment advisory agreements, please see the Funds’ Semiannual Report to Shareholders.

The Royce Fund Prospectus 2009 | 41

Net Asset Value (NAV) is the value of each Class of a Fund’s net assets divided by the number of its outstanding shares.

Total return is the percentage rate of return on an amount invested in a fund from the beginning to the end of the stated period and includes the reinvestment of distributions.

General Shareholder Information

For a more detailed discussion of The Royce Fund policies regarding direct ownership of Fund shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Consultant Class shares, please refer to The Royce Fund’s Shareholder Guide dated May 1, 2009.

 Purchasing Shares
 Consultant Class Shares of The Royce Funds are generally offered only through certain broker-dealers, and R and K Class Shares are generally offered only through certain broker-dealers to “Retirement Plans”—as defined on page one above.

PURCHASING SHARES

Minimum initial investments for Consultant Class shares purchased directly from The Royce Fund, excluding GiftShare Accounts in Royce Heritage Fund.*

Account Type	Minimum

Regular Account	$2,000

IRA	1,000

Automatic Investment or Direct Deposit Plan Accounts	1,000

401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.
*The minimum initial investment for GiftShare Accounts in Royce Heritage Fund is $5,000.

      If you purchase Fund shares through a third party, such as a bank or other financial intermediary, investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus. Fund shares purchased through a third-party intermediary may be held in the name of that party on the Fund’s books. RFS and/or Royce may compensate broker-dealers, Retirement Plan Recordkeepers and other financial intermediaries that introduce investors to the Funds, provide the opportunity to distribute the Fund through their sales personnel, provide access to their sales personnel and branch offices, and/or provide certain administrative services to their customers who own Fund shares. These payments are sometimes referred to as “revenue sharing.” In addition, The Royce Fund’s Board of Trustees has authorized the Funds to compensate such third parties to

42 | The Royce Fund Prospectus 2009

the extent the Board has determined that any of the services which these parties render to a Fund are non-distribution-related shareholder services, including recordkeeping and account maintenance services. More information about these arrangements can be found in the Fund’s Statement of Additional Information.
    Payments to third-party intermediaries may be more or less than the payments received by these parties with respect to other mutual funds, and may influence the intermediary to make a Fund available over other mutual funds. You may ask your intermediary about these differing interests and how it is compensated for administering your Fund investment. Revenue-sharing payments may benefit Royce to the extent that the payments result in more assets, on which fees are charged by Royce, being invested in a Fund.
    For the year ended December 31, 2008, Royce made payments for distribution and/or administrative services related to the R and K Class shares of the Funds in this Prospectus to broker-dealers, Retirement Plan Recordkeepers and other financial intermediaries out of its own resources in the amount of $2,742. More information about these arrangements can be found in the Fund’s Statement of Additional Information.
    In addition to regular accounts, Royce Heritage Fund offers GiftShare Accounts, trusts designed exclusively for gifting and estate planning. For more information on GiftShare Accounts, please call Investor Services at (800) 221-4268 or visit www.roycefunds.com for an information packet.
    The Royce Fund reserves the right both to suspend the offering of any Fund’s shares to new investors and to reject any specific purchase request. The Funds do not offer their shares for sale outside of the United States.

Customer Identification Program
 To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open a new account to buy shares of a Fund, the Fund or your financial intermediary may ask for your name, address, date of birth and other information that will allow the Fund to identify you. If the Fund or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Redeeming Shares
 You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements.

Contingent Deferred Sales Charge for Consultant Class Shares
A 1.00% contingent deferred sales charge (“CDSC”) is assessed on new purchases of Consultant Class shares held for less than 365 days. The CDSC is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay

The Royce Fund Prospectus 2009 | 43

a sales charge on amounts representing appreciation or depreciation. The CDSC is payable to RFS as compensation for its expenses in selling shares, including paying compensation to broker-dealers and other financial intermediaries.
    Each CDSC will be paid to RFS out of the proceeds otherwise payable to you. RFS generally pays broker-dealers and other financial intermediaries selling Consultant Class shares a commission of 1.00% of the purchase price of those shares, and RFS will retain the CDSC and an annual distribution/service fee of 1.00% of the average daily net assets of the Consultant Class shares not redeemed during such period. Starting on the 365th day after purchase, the third-party broker-dealers or other financial intermediaries will receive an annual distribution/service fee of up to 1.00% of the average daily net assets of the Consultant Class shares that they service.
    When you request a redemption, shares held for 365 days or longer, and therefore not subject to a CDSC, will be redeemed first.
You will not pay a CDSC on:
    • Exchanges between Consultant Classes of The Royce Funds
    • Shares acquired through reinvestment of distributions
    • Shares no longer subject to the contingent deferred sales charge
The CDSC will generally be waived for:
    • Participants in Automatic Investment or Withdrawal Plans
    • Certain profit sharing or retirement plans
    • Certain pre-approved group investment plans and charitable organizations
    • Omnibus or similar account customers of certain pre-approved broker-dealers and other institutions
Please note that these exemptions may not be available to investors who hold Consultant Class shares through certain broker-dealers and other financial intermediaries. If you want to learn more about CDSC waivers, contact your Financial Advisor or consult the SAI.
Other Redemption Information
The Royce Fund may suspend redemption privileges or postpone payment for the Funds when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.
    The Funds will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities—redemption in kind—under certain circumstances.
    The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.
    The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

44  |  The Royce Fund Prospectus 2009

Frequent Trading of Fund Shares
Large and frequent short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.
    The Funds’ Board of Trustees has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Funds (the “Policy”).
    The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including exchanges) into a Fund followed by a sale (including exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan are not considered when determining Round Trips.
    The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the Policy the Funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.
    With respect to accounts where shareholder transactions are processed, or records are kept, by third-party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Funds will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan or similar account, is short term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.
    Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

The Royce Fund Prospectus 2009  |  45

Net Asset Value per Share
Net asset value per share (NAV) is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees. In certain cases, market value may be determined using information provided by a pricing service approved by the Board of Trustees. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. There can be no assurance that the Funds could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer-specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant foreign equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of foreign equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant foreign securities. The Funds value their foreign securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company. When fair value pricing is employed, the price of securities used by a Fund may differ from quotes or published prices for the same security. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.
    The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The NAV for each Class of a Fund is calculated as of the close of regular trading on the NYSE (generally 4 p.m. Eastern time) and is determined every day that the NYSE is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the NYSE is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

46  |  The Royce Fund Prospectus 2009

Portfolio Disclosure Policy
A description of the Funds’ policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the Funds’ Statement of Additional Information on The Royce Funds’ website, www.roycefunds.com. The Funds’ complete portfolio holdings are also available on The Royce Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ portfolio holdings are also available on Form N-Q, which is filed with the Securities and Exchange Commission within 60 days of the end of the Funds’ first and third quarters and can be obtained at www.sec.gov.

Reports
The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via the internet. Please go to www.roycefunds.com/edelivery for more details.

Dividends, Distributions and Taxes
Royce Total Return Fund pays dividends, if any, from net investment income on a quarterly basis and makes any distributions from net realized capital gains annually in December. The other Funds pay any dividends from net investment income and make any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the applicable Fund. Dividends and distributions will be taxable to shareholders whether paid in cash or reinvested in additional shares.
    Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. Each Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.
    If you redeem shares of a Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.
    You should carefully consider the tax implications of purchasing shares shortly before a distribution. At the time of purchase, a Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder’s investment.
    The IRS requires that a Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identification.

The Royce Fund Prospectus 2009  |  47

TAXATION OF DISTRIBUTIONS
Each year, shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in additional shares.

The tax character of distributions is determined at the Fund level and is not related to how long you have owned a Fund’s shares. The following table generally describes as of May 1, 2009 how distributions are taxed at the federal level. (To qualify for the tax rates shown below for qualified dividend income, investors must satisfy certain holding period requirements with respect to their Fund shares.)

Distribution	Rate for 10% and 15% tax bracket investors	Rate for 25% and higher tax bracket investors

Qualified dividend income	0%	15%

Other dividend income	Ordinary income rate	Ordinary income rate

Short-term capital gains	Ordinary income rate	Ordinary income rate

Long-term capital gains	0%	15%

The above is only a summary of certain federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information (available at www.roycefunds.com or upon request) includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

48  |  The Royce Fund Prospectus 2009

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By mail	By telephone
The Royce Funds	(800) 221-4268
745 Fifth Avenue
New York, NY 10151

Through the Internet
Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com

Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

A separate Shareholder Guide has been prepared for direct shareholders in the Consultant Class and is available free upon request. The Guide contains important shareholder information, including how to purchase and redeem shares of the Funds.

The Royce Funds 745 Fifth Avenue | New York, NY 10151 | (800) 221-4268 | www.roycefunds.com

PROSPECTUS
W Class Shares

MAY 1, 2009

Royce Premier Fund

Royce Total Return Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

www.roycefunds.com

TheRoyceFunds COMMITTED TO SMALLER COMPANIES, DEVOTED TO VALUE

At Royce & Associates, LLC (“Royce”), the Funds’ investment adviser, we invest primarily in the securities of smaller companies using various value methods. We evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. We may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we seek to select companies for investment by our Funds that we believe should increase toward our estimate of their current worth over a two- to five-year period, resulting in capital appreciation for Fund investors.

Our Funds’ ability to achieve their goals will depend largely on our portfolio managers’ skill in selecting their portfolio companies using our value approaches. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

— Charles M. Royce

Royce Premier Fund	2
Royce Total Return Fund	4
Financial Highlights	6
Investing in Smaller Companies	7
Investing in Foreign Securities	9
Management of the Funds	11
General Shareholder Information	13

This Prospectus relates only to the W Class shares of The Royce Funds, which are designed primarily for certain wrap fee programs offered through financial intermediaries.

The information on pages 2-5 about each Fund’s investment goals and principal strategies and about the primary risks for a Fund’s investors is based on, and should be read in conjunction with, the information on pages 7-10 of this Prospectus. This section includes information about the investment and risk characteristics of smaller companies, the market for their securities and Royce’s value approach to investing. For biographical information about the portfolio managers and assistant portfolio managers of the respective Funds, please see page 11.

The performance information presented in this Prospectus is current to December 31, 2008. For more recent information, please visit our website at www.roycefunds.com or contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

The Royce Fund Prospectus 2009 | 1

Royce Premier Fund

Investment Goal and Principal Strategies
Royce Premier Fund’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, generally invests the Fund’s assets in a limited number (generally less than 100) of the equity securities of small-cap companies, those with stock market capitalizations from $500 million to $2.5 billion. Royce looks for companies that it considers “premier”—those that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth.
    Charles M. Royce, President and Chief Investment Officer of Royce, and W. Whitney George, Managing Director and Portfolio Manager of Royce, co-manage the Fund, assisted by Lauren A. Romeo. Mr. Royce has managed the Fund since its inception; Mr. George has co-managed the Fund with him since 2002.
    Normally, the Fund invests at least 80% of its net assets in the equity securities of “premier” companies. At least 65% of these securities will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Premier Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	66

Average Market Capitalization*	$1,449 million

*Geometrically calculated

Fund will fluctuate with the market, and you could lose money over short or long periods of time.
    The prices of small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
    Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

During the period shown in the bar chart, the highest return for a calendar quarter was 21.04% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -21.94% (quarter ended 12/31/08).
ANNUALIZED TOTAL RETURNS (12/31/08)

	1 Year	5 Year	10 Year

Return Before Taxes	-28.23%	4.84%	8.78%

Return After Taxes on Distributions	-28.42	3.87	7.63

Return After Taxes on Distributions and Sale of Fund Shares	-18.14	4.25	7.43

Russell 2000 Index*	-33.79	-0.93	3.02

*Reflects no deductions for fees, expenses or taxes.

2 | The Royce Fund Prospectus 2009

W Class Symbol: RPRWX

The performance information on the preceding page provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The W Class commenced operations on May 19, 2005. Performance information prior to that date is for the Investment Class, not offered in this Prospectus, which has substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses.
   The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	0.98%

Distribution (12b-1) fees	None

Other expenses	0.11%

Total annual Fund operating expenses	1.09%

Fund expenses have been restated to reflect net assets as of 12/31/08.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses	remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

	$111	$347	$601	$1,329

Financial Highlights Information
On page 6, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance since inception of the W Class and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 3

Royce Total Return Fund

Investment Goals and Principal Strategies
The investment goals of Royce Total Return Fund are both long-term growth of capital and current income. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the dividend-paying securities of small- and micro-cap companies. Of the more than 5,100 small- and micro-cap companies, more than 1,500 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small- and micro-cap securities.
    Charles M. Royce, President and Chief Investment Officer of Royce, manages the Fund, assisted by Jay S. Kaplan, George Necakov and Chris E. Flynn. Mr. Royce has managed the Fund since its inception.
    Normally, the Fund invests at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the Fund, and at least 65% will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Total Return Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings		470

Average Market Capitalization*		$1,295 million

*Geometrically calculated

    The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. There is no assurance that there will be net investment income to distribute and/or that the Fund will achieve its investment goals.
    Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

During the period shown in the bar chart, the highest return for a calendar quarter was 16.00% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -23.11% (quarter ended 12/31/08).
ANNUALIZED TOTAL RETURNS (12/31/08)

	1 Year	5 Year	10 Year

Return Before Taxes	-31.18%	0.55%	6.23%

Return After Taxes on Distributions	-31.48	-0.17	5.13

Return After Taxes on Distributions and Sale of Fund Shares	-19.94	0.65	5.10

Russell 2000 Index*	-33.79	-0.93	3.02

*Reflects no deductions for fees, expenses or taxes.

4 | The Royce Fund Prospectus 2009

W Class Symbol: RTRWX

The performance information on the preceding page provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The W Class commenced operations on May 19, 2005. Performance information prior to that date is for the Investment Class, not offered in this Prospectus, which has substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses.
    The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	0.98%

Distribution (12b-1) fees	None

Other expenses	0.27%

Total direct annual Fund operating expenses	1.25%

Acquired Fund fees and expenses	0.02%

Total annual Fund operating expenses	1.27%

Fund expenses have been restated to reflect net assets as of 12/31/08.

“Acquired Fund fees and expenses” are those incurred indirectly as a result of investment in one or more Acquired Funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses	remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

	$129	$403	$697	$1,534

Financial Highlights Information
On page 6, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance since inception of the W Class and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 5

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

ROYCE PREMIER FUND—W CLASS(a)

Period Ended December 31,	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$17.36	$17.67	$16.87	$14.37

Investment Operations
Net investment income (loss)	0.04	0.07	0.04	0.01

Net realized and unrealized gain (loss) on investments and foreign currency	(4.95)	2.21	1.46	3.33

Total from investment operations	(4.91)	2.28	1.50	3.34

Distributions
Distributions from net investment income	—	(0.29)	(0.07)	—

Distributions from net realized gain on investments and foreign currency	(0.20)	(2.30)	(0.63)	(0.84)

Total distributions	(0.20)	(2.59)	(0.70)	(0.84)

Shareholder Redemption Fees	—	—	—	—

Net Asset Value, End of Period	$12.25	$17.36	$17.67	$16.87

Total Return	(28.23)%	12.72%	8.82%	23.25%**

Net Assets, End of Period (in thousands)	$234,618	$332,720	$299,129	$283,095

Ratio of Expenses to Average Net Assets
Prior to fee waivers and balance credits	1.04%	1.05%	1.08%	1.04%*

Prior to fee waivers	1.04%	1.05%	1.07%	1.04%*

Net of fee waivers	1.04%	1.05%	1.07%	1.04%*

Ratio of Net Investment Income (Loss) to Average Net Assets	0.23%	0.34%	0.20%	0.06%*

Portfolio Turnover Rate	11%	21%	13%	20%

ROYCE TOTAL RETURN FUND—W CLASS(a)

Period Ended December 31,	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$12.95	$13.76	$12.61	$11.97

Investment Operations
Net investment income (loss)	0.23	0.19	0.18	0.11

Net realized and unrealized gain (loss) on investments and foreign currency	(4.23)	0.18	1.65	1.17

Total from investment operations	(4.00)	0.37	1.83	1.28

Distributions
Distributions from net investment income	(0.24)	(0.18)	(0.16)	(0.09)

Distributions from net realized gain on investments and foreign currency	(0.00)	(1.00)	(0.52)	(0.55)

Total distributions	(0.24)	(1.18)	(0.68)	(0.64)

Shareholder Redemption Fees	—	—	—	—

Net Asset Value, End of Period	$8.71	$12.95	$13.76	$12.61

Total Return	(31.18)%	2.49%	14.54%	10.68%**

Net Assets, End of Period (in thousands)	$65,260	$250,178	$220,716	$144,506

Ratio of Expenses to Average Net Assets
Prior to fee waivers and balance credits	1.08%	1.06%	1.10%	1.06%*

Prior to fee waivers	1.08%	1.06%	1.09%	1.06%*

Net of fee waivers	1.08%	1.06%	1.09%	1.06%*

Ratio of Net Investment Income (Loss) to Average Net Assets	1.66%	1.31%	1.33%	1.38%*

Portfolio Turnover Rate	25%	27%	25%	24%

(a)	The Class commenced operations on May 19, 2005.
*	Annualized.
**	Not annualized.

6  |  The Royce Fund Prospectus 2009

Small-capitalization stocks or Small-caps are those issued by companies with market capitalizations of up to $2.5 billion.

Investing in Smaller Companies

Market capitalization is the

number of a company’s

outstanding shares of stock

multiplied by its most recent

closing price per share.

The Russell 2000 is an

unmanaged index of U.S.

smaller-company common stocks

that Royce and others use to

benchmark the performance of

smaller-company funds. It

includes the smallest 2,000

companies (based on market

capitalization) among the

largest 3,000 companies tracked

by Russell Company.

Small- and Micro-Cap Stocks
Royce views the large and diverse universe of small-cap companies available for investment by Royce Premier and Total Return Funds as having two investment segments or tiers—small-cap and micro-cap. Royce defines the upper tier of the small-cap universe as those companies with market capitalizations between $500 million and $2.5 billion. We refer to the segment of companies with market capitalizations up to $500 million as micro-cap.
    Small- and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies.
    As a result, the purchase or sale of more than a limited number of shares of a small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on small- and micro-cap securities generally leads it to have a long-term investment outlook of at least two years for a portfolio security.
    The U.S. micro-cap segment consists of more than 4,100 companies. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap securities, and Royce may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk.
    The U.S. small-cap tier consists of approximately 1,000 companies. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices. As a result, Royce

The Royce Fund Prospectus 2009 | 7

normally employs a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.
    The Funds may also invest up to 25% of their respective net assets in foreign securities. The foreign smaller-company market consists of approximately 16,000 companies. For more information regarding investing in foreign securities, see pages 9-10.

Value Investing
Royce’s portfolio managers use various value methods in managing the Funds’ assets. In selecting securities for the Funds, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.
    Royce’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.
    Royce’s value approach strives to reduce some of the other risks of investing in small- and micro-cap securities (for each Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage. Royce attempts to mitigate company-specific risk in its micro-cap investments by broadly diversifying its micro-cap holdings in Royce Total Return Fund.
    While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. For more information regarding the specific approach used for each Fund’s portfolio, see pages 2-5.
    Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

Temporary Investments
Each of the Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If a Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

8 | The Royce Fund Prospectus 2009

Investing in Foreign Securities

Foreign Securities
Royce defines as “foreign” those securities that do not trade on a U.S. exchange. Royce believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets do not generally move in a manner parallel to U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.
    The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment; sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

Developing Countries
The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that a Fund invests in companies located in developing, or emerging market, countries. Investments in securities of companies located in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of a Fund’s assets denominated in such currencies. Some developing countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in these countries and the availability to the Fund of additional investments in

The Royce Fund Prospectus 2009 | 9

these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies domiciled in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

10 | The Royce Fund Prospectus 2009

Management of the Funds

Royce & Associates, LLC (“Royce”) is the Funds’ investment adviser and is responsible for the management of their assets. Royce has been investing in smaller-company securities with a value approach for more than 35 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151. Charles M. Royce has been the firm’s President and Chief Investment Officer during this period. He also serves as Portfolio Manager for Royce Total Return Fund and Co-Manager for Royce Premier Fund.
    Royce’s senior investment staff includes W. Whitney George, Managing Director and Vice President, who serves as Co-Manager for Royce Premier Fund. Mr. George has been a Portfolio Manager at Royce since 2000. He has been employed by Royce since 1991.
    Royce’s investment staff also includes: George Necakov, Director of Quantitative Strategies, who serves as Assistant Portfolio Manager for Royce Total Return Fund; Jay S. Kaplan, Principal, who serves as Assistant Portfolio Manager for Royce Total Return Fund; Chris E. Flynn, Principal, who serves as Assistant Portfolio Manager for Royce Total Return Fund; and Lauren A. Romeo, who serves as Assistant Portfolio Manager for Royce Premier Fund. Assistant Portfolio Managers may have investment discretion over a portion of a Fund’s portfolio subject to supervision by the Fund’s Portfolio Manager(s).
    Mr. Necakov has been employed by Royce since 1994 and has been managing quantitative accounts for Royce since 1998. Mr. Kaplan joined Royce in 2000 as a Portfolio Manager and previously was a Managing Director and Portfolio Manager at Prudential Investments. Mr. Flynn is an Assistant Portfolio Manager and Senior Analyst at Royce. He joined Royce in 1993 as an Analyst. Previously, he was Senior Vice President in the Arbitrage Division of Donaldson, Lufkin & Jenrette (1989-1992) and prior to that was in the Risk Arbitrage Department of Prudential-Bache Securities (1984-1989). Ms. Romeo joined Royce in 2004 as an Analyst. Previously, she was a Portfolio Manager at Dalton, Greiner, Hartman & Maher (since 2001), an Analyst with Legg Mason Funds Management (2000-2001) and an Analyst with T. Rowe Price Group (1996-2000).
    The Fund’s Statement of Additional Information provides more information about the structure of the portfolio managers’ compensation, other accounts that they manage and their ownership of shares in the Fund(s) that each manages.

Royce invests in equity

securities of smaller companies

that are trading significantly

below our assessment of their

current worth, with the

expectation that their market

prices should increase toward

this estimate, resulting in capital

appreciation for Fund investors.

The Royce Fund Prospectus 2009  |  11

    Royce Fund Services, Inc. (“RFS”) distributes the Funds’ shares. State Street Bank and Trust Company is the custodian of the Funds’ securities, cash and other assets. Boston Financial Data Services–Midwest (“BFDS”) is the Funds’ transfer agent.

Investment Advisory Services Provided By Royce
Royce receives advisory fees monthly as compensation for its services to the Funds. The annual rate of these fees are as follows:
•   1.00% of the first $2,000,000,000
•   0.95% of the next $2,000,000,000
•   0.90% of the next $2,000,000,000
•   0.85% of any additional average net assets
    For 2008, the actual net fees paid to Royce on average net assets were 0.96% for Royce Premier Fund and 0.96% for Royce Total Return Fund.
    For a discussion of the basis of the Board of Trustees’ most recent approval of the Fund’s investment advisory agreements, please see the Funds’ Semiannual Report to Shareholders.

12  |  The Royce Fund Prospectus 2009

Net Asset Value (NAV) is the value of each Class of a Fund’s net assets divided by the number of its outstanding shares.

General Shareholder Information	Total return is the percentage rate of return on an amount invested in a fund from the beginning to the end of the stated period and includes the reinvestment of distributions.

For a more detailed discussion of The Royce Fund policies regarding direct ownership of Fund shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Fund shares, please contact Investor Services at (800) 221-4268.

Purchasing Shares

W Class shares are primarily offered by financial intermediaries through certain wrap fee programs and to other institutional investors whose underlying beneficial accounts are maintained by the Fund’s transfer agent in omnibus accounts.
    If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary, investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus. Fund shares purchased through a third party may be held in the name of that party on the Fund’s books. Royce may compensate broker-dealers, Retirement Plan Recordkeepers, and other financial intermediaries that introduce investors to the Fund, provide the opportunity to distribute the Fund through their sales personnel, provide access to their sales personnel and branch offices, and/or provide certain administrative services to their customers who own Fund shares. These payments are sometimes referred to as “revenue sharing.”
    Payments to third parties (each a “financial intermediary”) may be more or less than the payments received by these parties with respect to other mutual funds, and may influence the intermediary to make a Fund available over other mutual funds. You may ask your intermediary about these differing interests and how it is compensated for administering your Fund investment. Revenue-sharing payments may benefit Royce to the extent that the payments result in more assets, on which fees are charged by Royce, being invested in a Fund. More information about these arrangements can be found in the Fund’s Statement of Additional Information.
    W Class shares are intended for omnibus accounts in excess of $1,000,000. Certain accounts (for example, certain retirement plans) may be subject to lower minimum initial investments. Contact Royce with any questions regarding investment options.
    The Royce Fund reserves the right both to suspend the offering of any Fund’s shares to new investors and to reject any specific purchase request. The Funds do not offer their shares for sale outside of the United States.

Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that

The Royce Fund Prospectus 2009 | 13

identifies each person who opens an account. When you open a new account to buy shares of a Fund, the Fund or your financial intermediary may ask for your name, address, date of birth and other information that will allow the Fund to identify you. If the Fund or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Redeeming Shares
You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements.

Other Redemption Information
The Royce Fund may suspend redemption privileges or postpone payment for the Funds when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.
    The Funds will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities—redemption in kind—under certain circumstances.
    The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.
    The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Frequent Trading of Fund Shares
Large and frequent short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.
    The Funds’ Board of Trustees has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Funds (the “Policy”).
    The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including exchanges) into a Fund followed by a sale (including exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan are not considered when determining Round Trips.

14 | The Royce Fund Prospectus 2009

    The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the Policy the Funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.
    With respect to accounts where shareholder transactions are processed, or records are kept, by third-party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Funds will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan or similar account, is short term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.
    Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Net Asset Value per Share
Net asset value per share (NAV) is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees. In certain cases, market value may be determined using information provided by a pricing service approved by the Board of Trustees. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. There can be no assurance that the Funds could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer-specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant foreign equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of foreign equity securities and indices of

The Royce Fund Prospectus 2009 | 15

U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant foreign securities. The Funds value their foreign securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company. When fair value pricing is employed, the price of securities used by a Fund may differ from quotes or published prices for the same security. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.
    The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The NAV for each Class of a Fund is calculated as of the close of regular trading on the NYSE (generally 4 p.m. Eastern time) and is determined every day that the NYSE is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the NYSE is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Portfolio Disclosure Policy
A description of the Funds’ policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the Funds’ Statement of Additional Information on The Royce Funds’ website, www.roycefunds.com. The Funds’ complete portfolio holdings are also available on The Royce Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. Each Fund’s portfolio holdings are also available on Form N-Q, which is filed with the Securities and Exchange Commission within 60 days of the end of the Funds’ first and third quarters and can be obtained at www.sec.gov.

Reports
The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via the internet. Please go to www.roycefunds.com/edelivery for more details.

Dividends, Distributions and Taxes
Royce Total Return Fund pays dividends, if any, from net investment income on a quarterly basis and makes any distributions from net realized capital gains annually in December. Royce Premier Fund pays any dividends from net investment income and makes any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional

16 | The Royce Fund Prospectus 2009

shares of the applicable Fund. Dividends and distributions will be taxable to shareholders whether paid in cash or reinvested in additional shares.
    Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. Each Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.
    If you redeem shares of the Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.
    You should carefully consider the tax implications of purchasing shares shortly prior to a distribution. At the time of purchase, the Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder’s investment.
    The IRS requires that the Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identification.

TAXATION OF DISTRIBUTIONS
Each year, shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in additional shares.

The tax character of distributions is determined at the Fund level and is not related to how long you have owned a Fund’s shares. The following table generally describes as of May 1, 2009 how distributions are taxed at the federal level. (To qualify for the tax rates shown below for qualified dividend income, investors must satisfy certain holding period requirements with respect to their Fund shares.)

Distribution	Rate for 10% and 15% tax bracket investors	Rate for 25% and higher tax bracket investors

Qualified dividend income	0%	15%

Other dividend income	Ordinary income rate	Ordinary income rate

Short-term capital gains	Ordinary income rate	Ordinary income rate

Long-term capital gains	0%	15%

The above is only a summary of certain federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information (available at www.roycefunds.com or upon request) includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

The Royce Fund Prospectus 2009 | 17

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds. com. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By mail	By telephone
The Royce Funds	(800) 221-4268
745 Fifth Avenue
New York, NY 10151

Through the Internet
Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com

Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

The Royce Funds 745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.roycefunds.com

PROSPECTUS
Investment Class Shares

MAY 1, 2009

Royce Select Fund I

Royce Select Fund II

Royce Global Select Fund

Royce SMid-Cap Select Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

www.roycefunds.com

At Royce & Associates, LLC (“Royce”), the Funds’ investment adviser, we invest primarily in the securities of smaller companies using various value methods. We evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. We may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we seek to select companies for investment by our Funds that we believe should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

Our Funds’ ability to achieve their goals will depend largely on our portfolio managers’ skill in selecting their portfolio companies using our value approaches. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

— Charles M. Royce

Royce Select Fund I	2
Royce Select Fund II	5
Royce Global Select Fund	8
Royce SMid-Cap Select Fund	11
Financial Highlights	14
Additional Information on Investment Strategies and Risks	16
Management of the Funds	20
Investing in the Funds.	22
General Shareholder Information	23

This Prospectus relates only to the Investment Class of shares of Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund (the “Funds”).

The information on pages 2-13 about each Fund’s investment goals and principal strategies and about the primary risks for a Fund’s investors is based on, and should be read in conjunction with, the information on pages 16-19 of this Prospectus. This section includes information about the investment and risk characteristics of smaller companies, the market for their securities and Royce’s value approach to investing. For biographical information about the portfolio managers of the respective Funds, please see page 20.

The performance information presented in this Prospectus is current to December 31, 2008. For more recent information, please visit our website at www.roycefunds.com or contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

The Royce Fund Prospectus 2009 | 1

Royce Select Fund I

Investment Goal and Principal Strategies
The investment goal of Royce Select Fund I, a fund designed for “qualified investors,” is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, may invest the Fund ’s assets in both long and short positions in equity securities. The long portion of the Fund’s portfolio is invested primarily in a limited number (generally less than 100) of the equity securities of micro-, small- and/or mid-cap companies with market capitalizations up to $5 billion. Royce selects these securities from a universe of more than 5,300 companies, generally focusing on those that it believes are trading significantly below its estimate of their current worth. In its selection process, Royce puts primary emphasis on balance sheet quality, cash flows and various internal returns indicative of profitability, and the relationships that these factors have to the price of a given security.
   Lauren A. Romeo, Portfolio Manager of Royce, manages the Fund, assisted by Charles M. Royce. Ms. Romeo had co-managed the Fund since 2006 and became the Fund’s primary portfolio manager in 2009.
   Normally, at least 80% of the Fund’s long investments are in equity securities of micro-, small- and mid-cap companies with market capitalizations up to $5 billion. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in foreign securities.
   The Fund may seek to capitalize on declines in the market prices of equity securities or declines in securities indices by taking short positions in the equity securities of a specific company or through short sales in passively managed, exchangetraded funds (“ETFs”) that track performance of a market index. The Fund may establish such short positions when Royce anticipates a decline in the market price of a security because Royce believes that (i) it is issued by a company with a highly leveraged balance sheet or limited growth prospects and/or that is poorly managed or (ii) a company’s securities, or an ETF, are otherwise over-priced. The short portion of the Fund’s portfolio is not subject to any market capitalization restrictions, and the Fund may short the securities of larger capitalization companies and market indices. The Fund will not sell short securities representing more than 35% of its net assets.
   The Fund may borrow for the purpose of purchasing portfolio securities and other instruments. The Fund may borrow from banks in an amount not to exceed one-third of the value of its total assets and may borrow for temporary
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	68

Average Market Capitalization*	$1,272 million

*Geometrically calculated

purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets.
   The only ordinary operating expense of the Fund is a performance fee paid to Royce equal to 12.5% of the Fund’s pre-fee total return. Only persons who are “qualified investors” (persons who are qualified clients within the meaning of the Securities and Exchange Commission rule permitting such a performance fee) may invest in the Fund. Please see page 22 for more information.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Select Fund I is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
   The prices of micro-, small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of micro-, small- and mid-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
   The Fund’s use of short sales involves additional investment risks and transaction costs. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends declared or interest that accrues during the

2 | The Royce Fund Prospectus 2009

Symbol: RYSFX

period of the loan. While short sales can be used to further the Fund’s investment objective, under certain market conditions they can increase the volatility of the Fund and may lower the Fund’s return or result in losses, which potentially may be unlimited. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands that the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. If this occurs at the same time other short sellers are trying to borrow or buy in the securities, or the price of the security is otherwise rising, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price. The risk of a “short squeeze” is significantly higher when the Fund is seeking to close out a short position in a micro-, small- or mid-cap security than it would be for a larger-cap security because of such securities’ lower trading volumes.
   Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the Fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.
   The Fund’s borrowing may increase its volatility, and interest and other borrowing costs may exceed the gain on securities purchased with borrowed funds.
   Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CALENDAR YEAR TOTAL RETURNS in Percentages (%)	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 27.67% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -21.87% (quarter ended 12/31/08).

The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last 10 years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.
   The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the
		1 Year	5 Year	10 Year

	Return Before Taxes	-25.91%	4.49%	11.69%

	Return After Taxes on Distributions	-27.00	-2.23	9.60

	Return After Taxes on Distributions and Sale of Fund Shares	-16.24	3.79	9.86

	Russell 2000 Index*	-33.79	-0.93	3.02

*Reflects no deductions for fees, expenses or taxes.

 shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

The Royce Fund Prospectus 2009 | 3

Royce Select Fund I (continued)

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for 365 days or more	None
On purchases held for less than 365 days	2.00%

ANNUAL FUND OPERATING EXPENSES* (expenses deducted from Fund assets)

Performance fees	0.07%
Distribution (12b-1) fees	None
Dividends on securities sold short	0.01%
Other expenses	None

Total annual Fund operating expenses	0.08%

*

The performance fees are based on 12.5% of the Fund’s pre-fee, high watermarked return of 0.56% in 2008. Other expenses are shown as “none” because Royce is responsible for paying them, other than dividend expense relating to any short selling activity of the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 0.56% return for the first year and a 5% pre-fee return for each	subsequent year. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

	$8	$141	$286	$708

Financial Highlights Information
On page 14, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

4 | The Royce Fund Prospectus 2009

Royce Select Fund II

Investment Goal and Principal Strategies
The investment goal of Royce Select Fund II, a fund designed for “qualified investors,” is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, may invest the Fund’s assets in both long and short positions in equity securities. The long portion of the Fund’s portfolio is invested primarily in a limited number (generally less than 100) of the equity securities of micro-, small- and/or mid-cap companies with market capitalizations up to $5 billion. Royce selects these securities from a universe of more than 5,300 companies, generally focusing on those that it believes are trading significantly below its estimate of their current worth. In its selection process, Royce considers balance sheet quality, cash flows and various internal returns indicative of profitability, and the relationships that these factors have to the price of a given security. Royce may also attempt to take advantage of what it believes are opportunistic situations for undervalued securities, such as turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset values or undervalued growth companies.
   James J. Harvey, Portfolio Manager of Royce, manages the Fund, assisted by Charles M. Royce. Mr. Harvey had co-managed the Fund since its inception and became the Fund’s primary portfolio manager in 2009.
   Normally, at least 80% of the Fund’s long investments are in equity securities of micro-, small- and mid-cap companies with market capitalizations up to $5 billion. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its assets in foreign securities.
   The Fund may seek to capitalize on declines in the market prices of equity securities or declines in securities indices by taking short positions in the equity securities of a specific company or through short sales in passively managed, exchangetraded funds (“ETFs”) that track performance of a market index. The Fund may establish such short positions when Royce anticipates a decline in the market price of a security because Royce believes that (i) it is issued by a company with a highly leveraged balance sheet or limited growth prospects and/or that is poorly managed or (ii) a company’s securities, or an ETF, are otherwise over-priced. The short portion of the Fund’s portfolio is not subject to any market capitalization restrictions, and the Fund may short the securities of larger capitalization companies and market indices. The Fund will not sell short securities representing more than 35% of its net assets.
   The Fund may borrow for the purpose of purchasing portfolio securities and other instruments. The Fund may borrow from banks in an amount not to exceed one-third of the value of its total assets and may borrow for temporary
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	92

Average Market Capitalization*	$621 million

*Geometrically calculated

purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets.
   The only ordinary operating expense of the Fund is a performance fee paid to Royce equal to 12.5% of the Fund’s pre-fee total return. Only persons who are “qualified investors” (persons who are qualified clients within the meaning of the Securities and Exchange Commission rule permitting such a performance fee) may invest in the Fund. Please see page 22 for more information.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Select Fund II is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
   The prices of micro-, small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of micro-, small- and mid-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
   The Fund’s use of short sales involves additional investment risks and transaction costs. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends declared or interest that accrues during the period of the loan. While short sales can be used to further the Fund’s investment objective, under certain market conditions they can increase the volatility of the Fund and may lower the

The Royce Fund Prospectus 2009 | 5

Royce Select Fund II (continued)

Fund’s return or result in losses, which potentially may be unlimited. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands that the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. If this occurs at the same time other short sellers are trying to borrow or buy in the securities, or the price of the security is otherwise rising, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price. The risk of a “short squeeze” is significantly higher when the Fund is seeking to close out a short position in a micro-, small- or mid-cap security than it would be for a larger-cap security because of such securities’ lower trading volumes.
   Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the Fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.
   Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
   The Fund’s borrowing may increase its volatility, and interest and other borrowing costs may exceed the gain on securities purchased with borrowed funds. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CALENDAR YEAR TOTAL RETURNS in Percentages (%)	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 18.30% (quarter ended 3/31/06) and the lowest return for a calendar quarter was -23.13% (quarter ended 12/31/08).
 The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.
   The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the
		1 Year	Since Inception (6/30/05)

	Return Before Taxes	-33.37%	-5.92%

	Return After Taxes on Distributions	-33.49	-6.98

	Return After Taxes on Distributions and Sale of Fund Shares	-21.54	-5.29

	Russell 2000 Index*	-33.79	-5.61

*Reflects no deductions for fees, expenses or taxes.

 shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

6 | The Royce Fund Prospectus 2009

Symbol: RSFDX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for 365 days or more	None
On purchases held for less than 365 days	2.00%

ANNUAL FUND OPERATING EXPENSES* (expenses deducted from Fund assets)

Performance fees	None
Distribution (12b-1) fees	None
Dividends on securities sold short	0.24%
Other expenses	None

Total annual Fund operating expenses	0.24%

*

The performance fees are based on 12.5% of the Fund’s pre-fee, high watermarked return. There was no high watermarked return in 2008. Other expenses are shown as “none” because Royce is responsible for paying them, other than dividend expense relating to any short selling activity of the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 0% return for the first year and a 5% pre-fee return for each	subsequent year. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

	$24	$204	$399	$961

Financial Highlights Information
On page 14, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance since inception and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 7

Royce Global Select Fund

Investment Goals and Principal Strategies
The investment goal of Royce Global Select Fund, a fund designed for “qualified investors,” is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, may invest the Fund’s assets in both long and short positions in equity securities. The long portion of the Fund’s portfolio is invested primarily in a limited number (generally less than 100) of the equity securities of micro-, small- and/or mid-cap companies with market capitalizations up to $5 billion. Royce selects these securities from a universe of more than 5,300 companies, generally focusing on those that it believes are trading significantly below its estimate of their current worth. In its selection process, Royce puts primary emphasis on balance sheet quality, cash flows and various internal returns indicative of profitability, and the relationships that these factors have to the price of a given security.
    David A. Nadel, Portfolio Manager of Royce, manages the Fund, assisted by W. Whitney George. Mr. Nadel had co-managed the Fund since 2007 and became the Fund’s primary portfolio manager in 2009.
    Normally, at least 80% of the Fund’s long investments are in equity securities of micro-, small- and mid-cap companies with market capitalizations up to $5 billion, from at least three different countries including the United States. No more than 35% of the Fund’s net assets may be invested in the securities of companies domiciled in “developing countries.” Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan and Western European countries (as defined in the Fund’s Statement of Additional Information).
    The Fund may seek to capitalize on declines in the market prices of equity securities or declines in securities indices by taking short positions in the equity securities of a specific company or through short sales in passively managed, exchange traded funds (“ETFs”) that track performance of a market index. The Fund may establish such short positions when Royce anticipates a decline in the market price of a security because Royce believes that (i) it is issued by a company with a highly leveraged balance sheet or limited growth prospects and/or that is poorly managed or (ii) a company’s securities, or an ETF, are otherwise overpriced. The short portion of the Fund’s portfolio is not subject to any market capitalization restrictions, and the Fund may short the securities of larger capitalization companies and market indices. The Fund will not sell short securities representing more than 35% of its net assets.
    The Fund may borrow for the purpose of purchasing portfolio securities and other instruments. The Fund may borrow from banks in an amount not to exceed one-third of
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	54

Average Market Capitalization*	$1,165 million

*Geometrically calculated

the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets.
    The only ordinary operating expense of the Fund is a performance fee paid to Royce equal to 12.5% of the Fund’s pre-fee total return. Only persons who are “qualified investors” (persons who are qualified clients within the meaning of the Security and Exchange Commission rule permitting such performance fee) may invest in the Fund. Please see page 22 for more information.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Global Select Fund is subject to market risk–the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
    The prices of micro-, small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of micro-, small- and mid-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
    The Fund’s use of short sales involves additional investment risks and transaction costs. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends declared or interest that accrues during the period of the loan. While short sales can be used to further the Fund’s investment objective, under certain market conditions they can increase the volatility of the Fund and may lower the Fund’s

8 | The Royce Fund Prospectus 2009

Symbol: RSFTX

return or result in losses, which potentially may be unlimited. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands the securities to be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. If this occurs at the same time other short sellers are trying to borrow or buy in the securities, or the price of the security is otherwise rising, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price. The risk of a “short squeeze” is significantly higher when the Fund is seeking to close out a short position in a micro-, small- or mid-cap security than it would be for a larger-cap security because of such securities’ lower trading volumes.
    Short-sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the Fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that is able to pass through to shareholders.
    In addition to general market risk, foreign securities may be subject to different risks than investments in U.S. securities, including adverse political, social, economic or other developments that are unique to a particular country or region. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of foreign securities issued by companies domiciled in developing countries more than those domiciled in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.
     The Fund’s borrowing may increase its volatility, and interest and other borrowing costs may exceed the gain on securities purchased by borrowed funds.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CALENDAR YEAR TOTAL RETURNS in Percentages (%)	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 12.16% (quarter ended 12/31/06) and the lowest return for a calendar quarter was -23.04% (quarter ended 9/30/08).
The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average
		1 Year	Since Inception (6/30/05)

	Return Before Taxes	-34.39%	2.48%

	Return After Taxes on Distributions	-34.56	1.54

	Return After Taxes on Distributions and Sale of Fund Shares	-22.32	1.78

	Russell 2000 Index*	-33.79	-5.61

	MSCI World Small Core Index*	-41.88	-6.74

*Reflects no deductions for fees, expenses or taxes.
annual total returns for various periods compare with those of the Russell 2000 and the MSCI World Small Core, the Fund’s old and new benchmark indices, respectively. We have changed the Fund’s benchmark to the MSCI World Small Core because we believe it better reflects the Fund’s global selection universe.

The Royce Fund Prospectus 2009 | 9

Royce Global Select Fund (continued)

    The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for 365 days or more	None
On purchases held for less than 365 days	2.00%

ANNUAL FUND OPERATING EXPENSES* (expenses deducted from Fund assets)

Performance fees	0.50%
Distribution (12b-1) fees	None
Other expenses	None
Acquired Fund fees and expenses	0.25%

Total annual Fund operating expenses	0.75%

*

The performance fees are based on 12.5% of the Fund’s pre-fee, high watermarked return of 4.00% in 2008. Other expenses are shown as “none” because Royce is responsible for paying them, other than dividend expense relating to any short selling activity of the Fund and Acquired Fund fees and expenses.

“Acquired Fund fees and expenses” are those incurred indirectly as a result of investment in one or more Acquired Funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 4.0% return for the first year and a 5% pre-fee return for each	subsequent year. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

	$76	$264	$469	$1,057

Financial Highlights Information

 On page 15, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance since inception and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

10 | The Royce Fund Prospectus 2009

Royce SMid-Cap Select Fund

Investment Goal and Principal Strategies
The investment goal of Royce SMid-Cap Select Fund, a fund designed for “qualified investors,” is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, may invest the Fund’s assets in both long and short positions in equity securities. The long portion of the Fund’s portfolio is invested primarily in a limited number (generally less than 100) of the equity securities of small- and mid-cap companies with market capitalizations from $500 million to $10 billion that Royce believes are trading below its estimate of their current worth. In its selection process, Royce puts primary emphasis on balance sheet quality, cash flows and various internal returns indicative of profitability, and the relationships that these factors have to the price of a given security.
    Steven G. McBoyle, Portfolio Manager of Royce, manages the Fund, assisted by Charles M. Royce. Mr. McBoyle had co-managed the Fund since inception and became the Fund’s primary portfolio manager in 2009.
    Normally, the Fund invests at least 80% of its net assets in equity securities of small- and mid-cap companies with market capitalizations between $500 million and $10 billion. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.
    The Fund may seek to capitalize on declines in the market prices of equity securities or declines in securities indices by taking short positions in the equity securities of a specific company or through short sales in passively managed, exchange traded funds (“ETFs”) that track performance of a market index. The Fund may establish such short positions when Royce anticipates a decline in the market price of a security because Royce believes that (i) it is issued by a company with a highly leveraged balance sheet or limited growth prospects and/or that is poorly managed or (ii) a company’s securities, or an ETF, are otherwise over-priced. The short portion of the Fund’s portfolio is not subject to any market capitalization restrictions, and the Fund may short the securities of larger capitalization companies and market indices. The Fund will not sell short securities representing more than 35% of its net assets.
    The Fund may borrow for the purpose of purchasing portfolio securities and other instruments. The Fund may borrow from banks in an amount not to exceed one-third of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets.
    The only ordinary operating expense of the Fund is a performance fee paid to Royce equal to 12.5% of the Fund’s
PORTFOLIO DIAGNOSTICS (12/31/08)

Number of Holdings	73

Average Market Capitalization*	$2,337 million

*Geometrically calculated

pre-fee total return. Only persons who are “qualified investors” (persons who are qualified clients within the meaning of the Security and Exchange Commission rule permitting such performance fee) may invest in the Fund. Please see page 22 for more information.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce SMid-Cap Select Fund is subject to market risk–the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
    The prices of small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small- and mid-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
    The Fund’s use of short sales involves additional investment risks and transaction costs. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends declared or interest that accrues during the period of the loan. While short sales can be used to further the Fund’s investment objective, under certain market conditions they can increase the volatility of the Fund and may lower the Fund’s return or result in losses, which potentially may be unlimited. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands

The Royce Fund Prospectus 2009 | 11

Royce SMid-Cap Value Fund (continued)

the securities to be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. If this occurs at the same time other short sellers are trying to borrow or buy in the securities, or the price of the security is otherwise rising, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price. The risk of a “short squeeze” is significantly higher when the Fund is seeking to close out a short position in a small- and/or mid-cap security than it would be for a larger-cap security because of such securities’ lower trading volume.
    Short-sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the Fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that is able to pass through to shareholders.

     Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
     The Fund’s borrowing may increase its volatility, and interest and other borrowing costs may exceed the gain on securities purchased by borrowed funds.
    Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CALENDAR YEAR TOTAL RETURNS in Percentages (%)	ANNUALIZED TOTAL RETURNS (12/31/08)

During the period shown in the bar chart, the highest return for a calendar quarter was 3.37% (quarter ended 6/30/08) and the lowest return for a calendar quarter was -15.32% (quarter ended 12/31/08).
The performance information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with that of the Russell 2500, the Fund’s benchmark index.
    The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the
		1 Year	Since Inception (9/28/07)

	Return Before Taxes	-25.53%	-20.54%

	Return After Taxes on Distributions	-25.82	-20.82

	Return After Taxes on Distributions and Sale of Fund Shares	-16.38	-17.46

	Russell 2500 Index*	-36.79	-32.96

*Reflects no deductions for fees, expenses or taxes.
shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

12 | The Royce Fund Prospectus 2009

Symbol: RMISX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for 365 days or more	None
On purchases held for less than 365 days	2.00%

ANNUAL FUND OPERATING EXPENSES* (expenses deducted from Fund assets)

Performance fees	0.25%
Distribution (12b-1) fees	None
Dividends on securities sold short	0.03%
Other expenses	None

Total annual Fund operating expenses	0.28%

*

The performance fees are based on 12.5% of the Fund’s pre-fee, high watermarked return of 2.0% in 2008. Other expenses are shown as “none” because Royce is responsible for paying them, other than dividend expense relating to any short selling activity of the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 2.0% return for the first year and a 5% pre-fee return for each	subsequent year. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

	$28	$167	$319	$759

Financial Highlights Information
On page 15, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance since inception and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

The Royce Fund Prospectus 2009 | 13

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

ROYCE SELECT FUND I

Period Ended December 31,	2008	2007	2006	2005(a)	2004(a)

Net Asset Value, Beginning of Period	$18.20	$19.02	$19.16	$20.87	$19.81

Investment Operations
Net investment income (loss)	0.19	(0.04)	(0.09)	(0.05)	(0.32)

Net realized and unrealized gain (loss) on investments and foreign currency	(4.93)	2.09	2.99	2.32	4.08

Total from investment operations	(4.74)	2.05	2.90	2.27	3.76

Distributions
Distributions from net investment income	(0.16)	(0.00)	—	—	—

Distributions from net realized gain on investments and foreign currency	(0.71)	(2.87)	(3.05)	(3.99)	(2.71)

Total distributions	(0.87)	(2.87)	(3.05)	(3.99)	(2.71)

Shareholder Redemption Fees	—	—	0.01	0.01	0.01

Net Asset Value, End of Period	$12.59	$18.20	$19.02	$19.16	$20.87

Total Return	(25.91)%	10.70%	15.02%	10.87%	19.08%

Net Assets, End of Period (in thousands)	$17,480	$23,235	$23,420	$25,545	$24,917

Ratio of Expenses to Average Net Assets	0.08%	2.09%	2.18%	1.67%	2.45%

Ratio of Net Investment Income (Loss) to Average Net Assets	1.25%	(0.20)%	(0.46)%	(0.22)%	(1.54)%

Portfolio Turnover Rate	116%	77%	45%	83%	53%

ROYCE SELECT FUND II(b)

Period Ended December 31,	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.66	$12.01	$10.71	$10.00

Investment Operations
Net investment income (loss)	0.09	(0.02)	(0.21)	(0.06)

Net realized and unrealized gain (loss) on investments and foreign currency	(3.65)	(0.64)	2.32	0.77

Total from investment operations	(3.56)	(0.66)	2.11	0.71

Distributions
Distributions from net investment income	(0.08)	—	—	—

Distributions from net realized gain on investments and foreign currency	—	(0.69)	(0.81)	—

Total distributions	(0.08)	(0.69)	(0.81)	—

Shareholder Redemption Fees	—	—	—	—

Net Asset Value, End of Period	$7.02	$10.66	$12.01	$10.71

Total Return	(33.37)%	(5.53)%	19.76%	7.10%*

Net Assets, End of Period (in thousands)	$1,698	$2,416	$1,768	$819

Ratio of Expenses to Average Net Assets	0.24%	1.01%	2.99%	1.12%*

Ratio of Net Investment Income (Loss) to Average Net Assets	0.98%	(0.15)%	(1.70)%	(0.64)%*

Portfolio Turnover Rate	268%	393%	443%	239%

(a)	Net Asset Values and per share amounts have been adjusted to reflect the ten-for-one stock split on July 1, 2005.
(b)	The Fund commenced operations on June 30, 2005.
*	Not annualized

14 | The Royce Fund Prospectus 2009

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

ROYCE GLOBAL SELECT FUND(a)

Period Ended December 31,	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$15.01	$13.43	$11.77	$10.00

Investment Operations
Net investment income (loss)	0.23	(0.24)	0.00	(0.20)

Net realized and unrealized gain (loss) on investments and foreign currency	(5.40)	2.68	2.29	1.97

Total from investment operations	(5.17)	2.44	2.29	1.77

Distributions
Distributions from net investment income	–	(0.35)	(0.03)	–

Distributions from net realized gain on investments and foreign currency	(0.09)	(0.51)	(0.60)	–

Total distributions	(0.09)	(0.86)	(0.63)	–

Shareholder Redemption Fees	0.01	–	–	–

Net Asset Value, End of Period	$9.76	$15.01	$13.43	$11.77

Total Return	(34.39)%	18.16%	19.40%	17.70%*

Net Assets, End of Period (in thousands)	$6,049	$5,786	$1,599	$547

Ratio of Expenses to Average Net Assets	0.50%	2.40%	2.40%	2.45%*

Ratio of Net Investment Income (Loss) to Average Net Assets	1.75%	(0.56)%	(0.57)%	(1.84)%*

Portfolio Turnover Rate	41%	75%	50%	22%

ROYCE SMID-CAP SELECT FUND(b)

Period Ended December 31,	2008	2007

Net Asset Value, Beginning of Period	$10.04	$10.00

Investment Operations
Net investment income (loss)	0.13	0.00

Net realized and unrealized gain (loss) on investments and foreign currency	(2.80)	0.06

Total from investment operations	(2.67)	0.06

Distributions
Distributions from net investment income	(0.12)	(0.02)

Distributions from net realized gain on investments and foreign currency	(0.02)	–

Total distributions	(0.14)	(0.02)

Shareholder Redemption Fees	0.10	–

Net Asset Value, End of Period	$7.33	$10.04

Total Return	(25.53)%	0.56%*

Net Assets, End of Period (in thousands)	$917	$1,319

Ratio of Expenses to Average Net Assets	0.28%	0.48%*

Ratio of Net Investment Income (Loss) to Average Net Assets	1.48%	0.11%*

Portfolio Turnover Rate	764%	47%

(a)	The Fund commenced operations on June 30, 2005.
(b)	The Fund commenced operations on September 28, 2007.
*	Not annualized

The Royce Fund Prospectus 2009 | 15

Smaller-company stocks are those issued by companies with market capitalizations of up to $10 billion.

Market capitalization is the

number of a company’s

outstanding shares of stock

multiplied by its most recent

closing price per share.

The Russell 2000 and Russell

2500 are unmanaged indices of

U.S. smaller-company common

stocks that Royce and others use

to benchmark the performance of

smaller-company funds. They

include the smallest 2,000 and

2,500 companies, respectively,

(based on market capitalization)

among the largest 3,000

companies tracked by

Russell Investments.
Additional Information on Investment Strategies and Risks

Micro-, Small- and Mid-Cap Stocks
Royce views the large and diverse universe of smaller companies available for investment by the Funds as having three investment segments or tiers—micro-cap, small-cap and mid-cap. Royce refers to the segment of companies with market capitalizations up to $500 million as micro-cap. We define the next tier, the small-cap universe, as those companies with market capitalizations between $500 million and $2.5 billion. Finally, Royce defines mid-cap as those companies with market capitalizations between $2.5 billion and $10 billion.
    Smaller companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies.
    As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on the securities of smaller companies generally leads it to have a long-term investment outlook of at least two years for a portfolio security.
    The U.S. micro-cap segment consists of more than 4,100 companies. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small- and mid-cap securities, and Royce may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk.
    The U.S. small-cap tier consists of approximately 1,000 companies. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention

16 | The Royce Fund Prospectus 2009

makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices.
    The Funds may also invest in U.S. mid-cap securities, which Royce defines as those companies with market capitalizations between $2.5 billion and $10 billion, a sector that includes more than 300 companies. In general, mid-caps share many of the same characteristics as those companies with marker caps between $500 million and $2.5 billion. As a result, Royce normally employs a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.
    The Funds may also invest in foreign securities to varying degrees. The foreign smaller-company market consists of approximately 16,000 companies. For more information regarding investing in foreign securities, see pages 18-19.

Short Sales
Each Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return. Each Fund also may make short sales “against the box.” These transactions involve either short sales of securities retained in the Fund’s portfolio or securities which it has the right to acquire without the payment of further consideration. Each Fund’s use of short sales involves additional investment risks and transaction costs. While short sales can be used to further each Fund’s investment goal, under certain market conditions they can increase the volatility of a Fund and decrease its liquidity. If a Fund makes short sales at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. Each Fund’s potential loss from an uncovered short position in an equity security or stock index is unlimited. (See each Fund’s “Primary Risks for Fund Investors” above).
    Each Fund may sell a security short only on a fully collateralized basis, which requires that the Fund establish and maintain a segregated account. Each Fund’s obligation to replace the borrowed security will be secured by segregated collateral, usually cash, U.S. government securities or other liquid securities similar to those borrowed. Each Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Borrowing
Each Fund may borrow money in order to increase its holdings of portfolio securities and/or to collateralize short sale positions. Borrowing will exaggerate the effect on the Fund’s net asset value of any increase or decrease in the market price of securities in each Fund’s portfolio and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.

The Royce Fund Prospectus 2009 | 17

Value Investing
Royce’s portfolio managers use various value methods in managing the Funds’ assets. In selecting securities for a Fund, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.
    Royce’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.
    Royce’s value approach strives to reduce some of the other risks of investing in the securities of smaller companies (for each Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage. Royce Select Fund II may at times place less emphasis on balance sheet quality if other factors warrant, such as a company’s high returns on invested capital and/or potential ability to generate free cash flow.
    While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in micro-, small- and mid-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. For more information regarding the specific approach used for each Fund’s portfolio, see pages 2-13.
    Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad smaller-company stock market declines, it may also potentially have the effect of limiting gains in strong smaller-company up markets.

Temporary Investments
Each of the Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If a Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

Foreign Securities
Royce defines as “foreign” those securities that do not trade on a U.S. exchange. Royce believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) which offer different investment opportunities, (ii) that generally are affected by different

18 | The Royce Fund Prospectus 2009

economic trends and (iii) whose stock markets do not generally move in a manner parallel to U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.
    The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment; sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

Developing Countries
The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the Fund invests in companies located in developing, or emerging market, countries. Investments in securities of companies located in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of a Fund’s assets denominated in such currencies. Some developing countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economics and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies domiciled in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

The Royce Fund Prospectus 2009 | 19

Royce invests in the equity

securities of smaller companies

that are trading significantly

below our assessment of their

current worth, with the

expectation that their market

prices should increase toward

this estimate, resulting in

capital appreciation for

Fund investors.

Management of the Funds

Royce & Associates, LLC (“Royce”) is the Funds’ investment adviser and is responsible for the management of its assets. Royce has been investing in smaller-company securities with a value approach for more than 35 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151. Charles M. Royce has been the firm’s President and Chief Investment Officer during this period. He also serves as Assistant Portfolio Manager for Royce Select Fund I, Royce Select Fund II and Royce SMid-Cap Select Fund.
    Royce’s senior investment staff includes W. Whitney George, Managing Director and Vice President, who serves as Assistant Portfolio Manager for Royce Global Select Fund. Mr. George has been a Portfolio Manager at Royce since 2000. He has been employed by Royce since 1991.
    Royce’s investment staff also includes: James J. Harvey, who serves as Portfolio Manager of Royce Select Fund II; Lauren A. Romeo, who serves as Portfolio Manager for Royce Select Fund I; David A. Nadel, who serves as Portfolio Manager for Royce Global Select Fund; and Steven G. McBoyle, who serves as Portfolio Manager of Royce SMid-Cap Select Fund.
    Mr. Harvey joined Royce in 1999 as an Analyst. Ms. Romeo joined Royce in 2004 as an Analyst. Previously, she was a Portfolio Manager at Dalton, Greiner, Hartman & Maher (since 2001), an Analyst with Legg Mason Funds Management (2000-2001) and an Analyst with T. Rowe Price Group (1996-2000). Mr. Nadel joined Royce in 2006. Previously, he was a Senior Portfolio Manager at Neuberger Berman, Inc. (2004-2006) and a Senior Analyst at Pequot Capital Management, Inc. (2001-2003). Mr. McBoyle joined Royce in 2007 as a Portfolio Manager. Previously, he was a Partner (2006-2007), Portfolio Manager (2005-2007) and Senior Research Analyst (2001-2004) at Lord Abbett and prior to that was a Vice President, Mergers & Acquisitions, at Morgan Stanley (2000-2001).
    The Funds’ Statement of Additional Information provides more information about the structure of the portfolio managers’ compensation, other accounts that they manage and their ownership of shares in the Fund(s) that each manages.
    State Street Bank and Trust Company is the custodian of the Funds’ securities, cash and other assets. Boston Financial Data Services—Midwest (“BFDS”) is the Funds’ transfer agent. Royce Fund Services, Inc., a wholly-owned subsidiary of Royce & Associates, LLC, distributes the Funds’ shares.

20 | The Royce Fund Prospectus 2009

Performance Fee
As compensation for its services to each Fund and for paying each Fund’s other ordinary operating expenses as set forth below, Royce is entitled to receive from each Fund a performance fee of 12.5% of the Fund’s pre-fee total return. The fee, payable monthly, is calculated and accrued daily, based on the value of the Fund’s then current assets.
    Fees are subject to a high watermark test. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. Conversely, Fund shares will bear a fee for any day on which the Fund’s pre-fee cumulative total return exceeds its pre-fee cumulative total return as of the day on which a fee was last accrued. This high watermark test is measured from the Fund’s commencement of operations and therefore could result in either Fund shares bearing a fee in a calendar year when the Fund’s return is negative, or not bearing a fee in a calendar year when the Fund’s total return is positive. In either event, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual.
    For a discussion of the basis of the Board of Trustees’ most recent approval of the investment advisory agreements for Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund, please see the Funds’ Semiannual Report to Shareholders.

Responsibility for Payment of Other Ordinary Operating Expenses
Royce is responsible for paying all of the Funds’ other ordinary operating expenses. Non-ordinary expenses, including dividend expense relating to short-selling activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses and other expenses not incurred in the ordinary course of the Fund’s business, are borne by the Funds.

The Royce Fund Prospectus 2009 | 21

Investing in the Funds

Who May Invest in the Funds
Only “qualified investors” may invest in the Funds. A “qualified investor” is defined as one who meets the Securities and Exchange Commission’s definition of the term “qualified client.” The term qualified client includes:

(a)
an individual who, or a corporation, partnership, trust or other company that, Royce (and any person acting on its behalf ) reasonably believes, immediately prior to the purchase, has a net worth (in the case of an individual, together with assets held jointly with a spouse), of more than $1,500,000 at the time of the purchase; or

(b)	an individual who, or a company that, immediately after the purchase owns Fund shares having a net asset value of at least $750,000.

    The requirement that Fund shares be purchased only by qualified investors applies to both initial and subsequent investments in the Funds. Qualified investors (or any persons acting on their behalf) must represent to The Royce Fund and Royce in writing that they are investing in the Funds for their own accounts and not with a view to transferring their Fund shares or any interest in them to another person. The Royce Fund has imposed restrictions on transfers of the Funds’ shares in order to prevent persons who are not qualified investors from purchasing them.

22 | The Royce Fund Prospectus 2009

Net Asset Value (NAV) is the value of each Class of a Fund’s net assets divided by the number of its outstanding shares.

General Shareholder Information	Total return is the percentage rate of return on an amount invested in a fund from the beginning to the end of the stated period and includes the reinvestment of distributions.

For a more detailed discussion of The Royce Fund policies regarding direct ownership of Fund shares, including information on opening accounts, buying, redeeming and transferring ownership of Fund shares, please refer to The Royce Fund’s Shareholder Guide dated May 1, 2009 or contact Investor Services at (800) 221-4268.

To Invest in the Funds

To open a new account directly with the Funds, please call Investor Services at (800) 221-4268 for an Account Application. Investments in the Funds may also be made through a registered investment advisor, broker-dealer, trust company or other financial intermediary that has previously established a relationship with Royce for these Funds.

Purchasing Shares
If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary, investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus. Fund shares purchased through a third party may be held in the name of the third party on the Fund’s books.
     The Royce Fund reserves the right both to suspend the offering of any Fund’s shares to new investors and to reject any specific purchase request. The Funds do not offer their shares for sale outside of the United States.

PURCHASING SHARES

Minimum initial investments for shares purchased directly from The Royce Fund:

Minimum initial investment	$50,000

Minimum subsequent investment	$100

Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open a new account to buy shares of a Fund, the Fund or your financial intermediary may ask for your name, address, date of

The Royce Fund Prospectus 2009 | 23

birth and other information that will allow the Fund to identify you. If the Fund or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Redeeming Shares
You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements.

Early Redemption Fee
In order to discourage short-term trading, The Royce Fund assesses an early redemption fee of 2% on redemptions of shares of any Fund that you held for less than 365 days. The fee is payable to the Fund out of the redemption proceeds otherwise payable to you.
     The “first-in, first-out” method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. For accounts registered on the books of the Funds’ transfer agent, the anniversary day of an account transaction determines the 365-day holding period, so that if you purchased a Fund’s shares on June 1, 2009, these shares would be subject to the fee if you were to redeem them prior to June 1, 2010. In this example, the shares would not be subject to a fee if you were to redeem the shares on or after June 1, 2010.
     You will incur no fee on shares that you acquire through distribution reinvestment. The following types of shareholders and accounts are exempt from the early redemption fees: participants in Automatic Investment or Withdrawal Plans; certain profit sharing or retirement plans; certain pre-approved group investment plans and charitable organizations; and omnibus or similar account customers of certain pre-approved broker-dealers and other institutions.

Other Redemption Information
The Royce Fund may suspend redemption privileges or postpone payment for the Funds when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.
     The Funds will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities—redemption in kind—under certain circumstances.
     The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.

24 | The Royce Fund Prospectus 2009

Frequent Trading of Fund Shares
Large and frequent short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.
     The Funds’ Board of Trustees has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Funds (the “Policy”).
     The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including exchanges) into a Fund followed by a sale (including exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan are not considered when determining Round Trips. In addition, as described above, the Funds impose a redemption fee on certain short-term redemptions to discourage frequent trading.
     The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the Policy the Funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.
     With respect to accounts where shareholder transactions are processed, or records are kept, by third-party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Funds will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan or similar account, is short-term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.
     Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

The Royce Fund Prospectus 2009 | 25

Net Asset Value per Share
Net asset value per share (NAV) is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees. In certain cases, market value may be determined using information provided by a pricing service approved by the Board of Trustees. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. There can be no assurance that the Funds could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer-specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant foreign securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of foreign equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant foreign equity securities. The Funds value their foreign securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company. When fair value pricing is employed, the price of securities used by a Fund may differ from quotes or published prices for the same security. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.
      The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The NAV for each Fund is calculated as of the close of regular trading on the NYSE (generally 4 p.m. Eastern time) and is determined every day that the NYSE is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the NYSE is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

26 | The Royce Fund Prospectus 2009

Portfolio Disclosure Policy
A description of the Funds’ policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the Funds’ Statement of Additional Information on The Royce Funds’ website, www.roycefunds.com. The Funds’ complete portfolio holdings are also available on The Royce Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ portfolio holdings are also available on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the end of the Funds’ first and third quarters and can be obtained at www.sec.gov.

Reports
The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via the internet. Please go to www.roycefunds.com/edelivery for more details.

Dividends, Distributions and Taxes
The Funds pay any dividends from net investment income and make any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the applicable Fund. Dividends and distributions will be taxable to shareholders whether paid in cash or reinvested in additional shares.
     Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. The Funds will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.
     If you redeem shares of a Fund held for less than six months, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.
     You should carefully consider the tax implications of purchasing shares shortly prior to a distribution. At the time of purchase, the Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder’s investment.
     The IRS requires that the Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identification.

The Royce Fund Prospectus 2009 | 27

TAXATION OF DISTRIBUTIONS
Each year shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in additional shares. (Private foundations, although generally exempt from federal income tax, may be subject to a 2% federal excise tax on their “net investment income.”)

The tax character of distributions is determined at the Fund level and is not related to how long you have owned a Fund’s shares. The following table generally describes as of May 1, 2009 how distributions are taxed at the federal level. (To qualify for the tax rates shown below for qualified dividend income, investors must satisfy certain holding period requirements with respect to their Fund shares.)

Distribution	Rate for 10% and 15% tax bracket investors	Rate for 25% and higher tax bracket investors

Qualified dividend income	0%	15%

Other dividend income	Ordinary income rate	Ordinary income rate

Short-term capital gains	Ordinary income rate	Ordinary income rate

Long-term capital gains	0%	15%

The above is only a summary of certain federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information (available at www.roycefunds.com or upon request) includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

28  |  The Royce Fund Prospectus 2009

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By mail	By telephone
The Royce Funds	(800) 221-4268
745 Fifth Avenue
New York, NY 10151

Through the Internet
Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com

Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

A separate Shareholder Guide has been prepared for direct shareholders and is available free upon request. The Guide contains important shareholder information, including how to purchase and redeem shares of the Funds.

TheRoyceFunds 745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.roycefunds.com

THE ROYCE FUND
STATEMENT OF ADDITIONAL INFORMATION

THE ROYCE FUND (the “Trust”), a Delaware statutory trust, is a diversified open-end registered management investment company, which offers investors the opportunity to invest in twenty-four portfolios or series. Twelve of the twenty-four series offer multiple classes of shares: Royce Premier Fund and Royce Total Return Fund offer seven classes of shares, a Service Class, an Investment Class, a K Class, an R Class, a W Class, an Institutional Class, and a Consultant Class; Royce Heritage Fund, Royce Opportunity Fund, Royce Value Fund and Royce Value Plus Fund offer six classes of shares, a Service Class, an Investment Class, a K Class, an R Class, an Institutional Class and a Consultant Class; Royce Special Equity Fund offers four classes of shares, a Service Class, an Investment Class, an Institutional Class, and a Consultant Class; Royce Pennsylvania Mutual Fund offers five classes of shares, a Service Class, an Investment Class, a K Class, an R Class and a Consultant Class; Royce Low-Priced Stock Fund and Royce 100 Fund offer five classes of shares, a Service Class, an Investment Class, a K Class, an R Class and an Institutional Class; Royce Micro-Cap Fund offers three classes of shares, a Service Class, an Investment Class, and a Consultant Class; and Royce Dividend Value Fund offers two classes of shares, a Service Class and an Investment Class. Each series has distinct investment goals and/or strategies, and a shareholder’s interest is limited to the series in which the shareholder owns shares. The twenty-four series (each, a “Fund” and collectively, the “Funds”) are:

Royce Pennsylvania Mutual Fund	Royce Financial Services Fund
Royce Micro-Cap Fund	Royce Dividend Value Fund
Royce Premier Fund	Royce Select Fund I
Royce Low-Priced Stock Fund	Royce Select Fund II
Royce Total Return Fund	Royce Global Select Fund
Royce Heritage Fund	Royce Global Value Fund
Royce Opportunity Fund	Royce European Smaller-Companies Fund
Royce Special Equity Fund	Royce SMid-Cap Value Fund
Royce Value Fund	Royce SMid-Cap Select Fund
Royce Value Plus Fund	Royce International Smaller-Companies Fund
Royce 100 Fund	Royce Focus Value Fund
Royce Discovery Fund	Royce Partners Fund

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust’s current Prospectuses dated May 1, 2009. Please retain this document for future reference. The audited financial statements included in the Funds’ Annual Reports to Shareholders for the fiscal year or period ended December 31, 2008 are incorporated herein by reference. To obtain an additional copy of a Prospectus or Annual or Semi-Annual Report to Shareholders for any of the Funds, without a charge, please call Investor Information at 1-800-221-4268.

Investment Adviser	Transfer Agent
Royce & Associates, LLC (“Royce”)	Boston Financial Data Services, Inc.

Distributor	Custodian
Royce Fund Services, Inc. (“RFS”)	State Street Bank and Trust Company

May 1, 2009

	Page		Page
OTHER INVESTMENT STRATEGIES	2	PORTFOLIO TRANSACTIONS	72
INVESTMENT POLICIES AND LIMITATIONS	3	CODE OF ETHICS AND RELATED MATTERS	75
RISK FACTORS AND SPECIAL CONSIDERATIONS	8	PROXY VOTING POLICIES AND PROCEDURES	76
MANAGEMENT OF THE TRUST	17	PORTFOLIO HOLDINGS DISCLOSURE POLICY	77
PRINCIPAL HOLDERS OF SHARES	23	PRICING OF SHARES BEING OFFERED	79
INVESTMENT ADVISORY SERVICES	55	REDEMPTIONS IN KIND	79
SERVICE AGREEMENTS	59	APPLICATION OF FREQUENT TRADING POLICY TO CERTAIN INVESTORS	80
PORTFOLIO MANAGERS	60	TAXATION	80
DISTRIBUTION	68	DESCRIPTION OF THE TRUST	87
CUSTODIAN	71	PERFORMANCE DATA	89
TRANSFER AGENT	71	EXHIBIT A - PROXY VOTING GUIDELINES AND PROCEDURES	104
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71

OTHER INVESTMENT STRATEGIES

In addition to the principal investment strategies described in their respective Prospectuses, each Fund may invest the balance of its assets as described below.

ROYCE PENNSYLVANIA MUTUAL FUND - in securities of companies with stock market capitalizations above $2.5 billion and non-convertible preferred stocks and debt securities. This Fund does not focus its investments in companies that do business in the State of Pennsylvania.

ROYCE MICRO-CAP FUND - in securities of companies with stock market capitalizations above $500 million and non-convertible preferred stocks and debt securities.

ROYCE PREMIER FUND - in securities of companies with stock market capitalizations below $500 million and above $2.5 billion, non-convertible preferred stocks and debt securities.

ROYCE LOW-PRICED STOCK FUND - in stocks of companies with prices higher than $25 per share or market capitalizations above $2.5 billion and non-convertible preferred stocks and debt securities.

ROYCE TOTAL RETURN FUND - in securities with stock market capitalizations above $2.5 billion, non-dividend-paying common stocks and non-convertible securities.

ROYCE HERITAGE FUND - in securities of companies with market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE OPPORTUNITY FUND - in securities of companies with stock market capitalizations above $2.5 billion and non-convertible preferred stocks and debt securities.

ROYCE SPECIAL EQUITY FUND - in common stocks and convertible securities of companies with market capitalizations above $2.5 billion and non-convertible preferred stocks and debt securities.

ROYCE VALUE FUND - in securities of companies with stock market capitalizations below $500 million and above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE VALUE PLUS FUND - in securities of companies with stock market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE 100 FUND - in securities of companies with stock market capitalizations above $5 billion, non-convertible preferred stocks and debt securities.

ROYCE DISCOVERY FUND - in securities of companies with stock market capitalizations above $500 million and non-convertible preferred stocks and debt securities.

ROYCE FINANCIAL SERVICES FUND - in securities of non-financial services companies, securities of financial services companies with stock market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE DIVIDEND VALUE FUND - in securities with stock market capitalizations above $5 billion, non-dividend paying common stocks and non-convertible securities.

ROYCE SELECT FUND I - in stocks of companies with market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE SELECT FUND II - in stocks of companies with market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE GLOBAL SELECT FUND - in stocks of companies with market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE GLOBAL VALUE FUND - in non-convertible preferred stocks and debt securities.

ROYCE EUROPEAN SMALLER-COMPANIES FUND - in equity securities of companies with market capitalizations above $5 billion, non-European equity securities, non-convertible preferred stocks and debt securities.

ROYCE SMID-CAP VALUE FUND - in equity securities of companies with market capitalizations below $500 million and above $10 billion, non-convertible preferred stocks and debt securities.

ROYCE SMID-CAP SELECT FUND - in stocks of companies with market capitalizations below $500 million and above $10 billion, non-convertible preferred stocks and debt securities.

ROYCE INTERNATIONAL SMALLER-COMPANIES FUND - in equity securities of companies with market capitalizations above $5 billion, U.S. equity securities, non-convertible preferred stocks and debt securities.

ROYCE FOCUS VALUE FUND - in equity securities of companies with market capitalizations above $10 billion, non-convertible preferred stocks and debt securities.

ROYCE PARTNERS FUND - in equity securities of companies with market capitalizations above $10 billion, non-convertible preferred stocks and debt securities.

INVESTMENT POLICIES AND LIMITATIONS

Listed below are the Funds’ fundamental investment policies and limitations. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after or at the time of the Fund’s acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s investment policies and limitations.

A Fund’s fundamental investment policies cannot be changed without the approval of a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Trustees without shareholder approval.

No Fund may, as a matter of fundamental policy:

1.
Issue any senior securities, except that in the case of Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund, collateral arrangements with respect to short sales shall not be considered to be the issuance of a senior security for purposes of this restriction;

2.
Purchase securities on margin or write call options on its portfolio securities, except for Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund, each of which is not subject to the restriction on writing call options;

3.	Sell securities short, except for Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund, each of which is not subject to this restriction;

4.
Borrow money, except that (i) each of the Funds may borrow money from banks as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of such Fund’s total assets and (ii) each of Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund may borrow from banks in an amount not to exceed one-third of the value of its total assets;

5.	Underwrite the securities of other issuers;

6.
Invest more than 10% of its total assets in the securities of foreign issuers (except for Royce Opportunity Fund and Royce Special Equity Fund, each of which may invest up to 25% of its total assets in such securities, and Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Select Fund II, Royce Global Select Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund, Royce SMid-Cap Value Fund, Royce SMid-Cap Select Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund and Royce Partners Fund, each of which is not subject to this restriction);

7.
Invest in restricted securities (except for Royce Opportunity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce Global Value Fund and Royce European Smaller-Companies Fund, each of which may invest up to 15% of its net assets in illiquid securities, including restricted securities and Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce SMid-Cap Value Fund, Royce SMid-Cap Select Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund and Royce Partners Fund, each of which is not subject to this restriction,) or in repurchase agreements which mature in more than seven days;

8.
Invest more than 10% (15% for Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund, Royce SMid-Cap Value Fund, Royce SMid-Cap Select Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund and Royce Partners Fund) of its assets in securities for which market quotations are not readily available (i.e., illiquid securities) (except for Royce Pennsylvania Mutual Fund, which is not subject to any such limitation);

9.	Invest, with respect to 75% of its total assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);

10.
Invest more than 25% of its assets in any one industry (except for Royce Financial Services Fund, which will concentrate and may invest up to 100% of its assets in financial services companies, respectively);

11.	Acquire more than 10% of the outstanding voting securities of any one issuer;

12.	Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

13.	Purchase or sell commodities or commodity contracts;

14.
Make loans, except for purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that each Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

15.	Invest in companies for the purpose of exercising control of management;

16.	Purchase portfolio securities from or sell such securities directly to any of the Trust’s Trustees, officers, employees or investment adviser, as principal for their own accounts; or

17.	Invest more than 5% of its total assets in warrants, rights and options.

No Fund may, as a matter of operating policy, invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities.

Royce Opportunity Fund may not, as a matter of operating policy, invest more than 10% of its assets in the securities of foreign issuers.

Royce Special Equity Fund may not, as a matter of operating policy:

1.	Invest more than 5% of its assets in the securities of foreign issuers;

2.	Invest more than 5% of its assets in securities for which market quotations are not readily available; or

3.	Invest more than 5% of its assets in the securities of other investment companies.

Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Dividend Value Fund, Royce Select Fund II, Royce SMid-Cap Value Fund and Royce SMid-Cap Select Fund may not, as a matter of operating policy, invest more than 25% of their net assets in the securities of foreign issuers.

Royce Financial Services Fund, Royce Focus Value Fund and Royce Partners Fund may not, as a matter of operating policy, invest more than 35% of its net assets in the securities of foreign issuers.

Royce Global Select Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund and Royce International Smaller-Companies Fund may not, as a matter of operating policy, invest more than 35% of their net assets in the securities of companies domiciled in developing countries.

Royce Financial Services Fund, Royce Focus Value Fund and Royce Partners Fund may not, as a matter of operating policy, invest more than 35% of their net assets in the securities of companies that trade on securities exchanges in developing countries.

Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce SMid-Cap Value Fund, Royce SMid-Cap Select Fund, Royce Focus Value Fund and Royce Partners Fund may not, as a matter of operating policy, invest more than 15% of their net assets in restricted securities.

Royce Discovery Fund may not, as a matter of operating policy, invest in the securities of other investment companies.

For purposes of Fundamental Policy No. 7, the Trust does not consider securities to be “restricted” if they may be sold by the Funds without restriction in the market in which they are primarily traded, outside the United States.

The Trust interprets Fundamental Policy No. 8 to preclude any Fund from investing more than 10% (15% for Royce Pennsylvania Mutual Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund and Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund, Royce SMid-Cap Value Fund, Royce SMid-Cap Select Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund and Royce Partners Fund) of its net assets in illiquid securities.

Neither Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund, may, as a matter of operating policy, write options on its portfolio securities.

For purposes of Fundamental Policy No. 14, the Trust does not consider repurchase agreements or the purchase of debt securities, bank certificates of deposit and other similar securities, in accordance with the Funds’ investment policies, to be loans.

The Funds may each invest in the securities of other investment companies (open or closed-end) to the extent permitted under the 1940 Act (except for Royce Special Equity Fund which may invest up to 5% of its total assets in the securities of other investment companies and Royce Discovery Fund which is prohibited from investing in the securities of other investment companies). Notwithstanding the above, the Funds as a matter of operating policy are prohibited from purchasing shares of other investment companies in excess of the limits set forth in the 1940 Act in reliance on the following statutory exceptions to such limits: (i) where the acquiring company and the acquired company are part of the same group of investment companies; and (ii) where the acquiring company and its affiliated persons acquire up to 3% of the outstanding stock of an investment company and such acquiring company has not offered or sold and is not proposing to offer or sell any security which includes a sales load of more than 1.5%.

Royce Opportunity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund, Royce SMid-Cap Value Fund, Royce SMid-Cap Select Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund and Royce Partners Fund may not invest more than 15% of their net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933 (the “Securities Act”) and other securities for which market quotations are not readily available. Securities which are not registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer, a control person of the issuer or another investor holding such securities.

A large institutional market has developed for these unregistered privately placed restricted securities, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Notwithstanding the fact that these securities may be subject to contractual or legal restrictions on resale to the general public or to certain institutions, unregistered securities that can be sold in accordance with Rule 144A under the Securities Act will not be considered illiquid so long as Royce determines that an adequate trading market exists for the security. Rule 144A allows an institutional trading market for securities otherwise subject to restriction on resale to the general public. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Funds, however, could adversely affect the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities promptly or at reasonable prices.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Funds’ Rights as Stockholders

No Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Royce or the Board of Trustees determines that such matters could have a significant effect on the value of the Fund’s investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company’s corporate structure or business activities; seeking changes in a company’s board of directors or management; seeking changes in a company’s direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or liabilities incurred.

A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Board of Trustees determine this to be in the best interests of a Fund’s shareholders.

Securities Lending

Each Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities Lending Program organized and monitored by the Funds’ custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Royce’s judgment, the consideration to be earned from such loans would justify the risk.

The current view of the staff of the Securities and Exchange Commission (the “SEC”) is that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) and Investment Grade Debt Securities

Each Fund may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody’s Investors Service, Inc. or from BB to D by Standard & Poor’s or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect a Fund’s ability to dispose of lower-rated (high-risk) debt securities.

Since the risk of default is higher for lower-rated (high-risk) debt securities, Royce’s research and credit analysis may play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce’s analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Each of the Funds may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

The Funds may also invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody’s (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody’s (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody’s (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody’s (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics).

Foreign Investments

Except for Royce Global Select Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund and Royce International Smaller-Companies Fund, each of which is not subject to any limitation on investments in securities of foreign issuers, each Fund may invest up to 10% of its total assets (5% for Royce Special Equity Fund, 25% of net assets for Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Dividend Value Fund, Royce Select Fund II, Royce SMid-Cap Value Fund and Royce SMid-Cap Select Fund and 35% for Royce Financial Services Fund, Royce Focus Value Fund and Royce Partners Fund) in the securities of foreign issuers. (For purposes of this restriction, securities issued by a foreign domiciled company that are registered with the SEC under Section 12(b) or (g) of the Securities Exchange Act of 1934 are not treated as securities of foreign issuers.) Royce European Smaller-Companies Fund invests at least 80% of its net assets in the equity securities of companies domiciled in European countries, including Germany, United Kingdom, France, Italy, Spain, Russia, Netherlands, Turkey, Belgium, Sweden, Switzerland, Poland, Norway, Austria, Greece, Denmark, Ireland, Finland, Portugal, Czech Republic, Romania, Hungary, Ukraine, Slovakia, Croatia, Luxembourg, Slovenia, Belarus, Serbia, Bulgaria, Lithuania, Azerbaijan, Latvia, Cyprus, Iceland, Estonia, Bosnia and Herzegovina, Albania, Georgia, Armenia, Republic of Macedonia, Malta, Moldova, Andorra, Liechtenstein, Monaco, Montenegro, San Marino, Vatican City and British Crown Dependencies (Jersey, Guernsey and Isle of Man). Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund’s portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund’s ability to realize on its investment in such securities. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

Although changes in foreign currency rates may adversely affect the Funds’ foreign investments, Royce does not expect to purchase or sell foreign currencies for the Funds to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities they purchase. Consequently, the risks associated with such investments may be greater than if the Funds were to engage in foreign currency transactions for hedging purposes.

Exchange control regulations in such foreign markets may also adversely affect the Funds’ foreign investments and the Funds’ ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

The considerations noted above are generally intensified for investments in developing countries. See “Developing Countries” below.

The Funds may purchase the securities of foreign companies in the form of American Depositary Receipts (ADRs). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Developing Countries

Royce Global Select Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund and Royce International Smaller-Companies Fund, do not expect to invest more than 35% of each Fund’s net assets in the securities of companies domiciled in developing countries. Royce Financial Services Fund, Royce Focus Value Fund and Royce Partners Fund do not expect to invest more than 35% of each Fund’s net assets in the securities of companies that trade on securities exchanges in developing countries. Generally developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). The considerations noted above in “Foreign Investments” are generally intensified for investments in developing countries. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investment in these countries by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain developing countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. Developing countries may have antiquated legal systems with existing laws and regulations that are inconsistently applied. Generally developing countries are not subject to as extensive and frequent accounting and financial reporting requirements as in the United States. Transaction costs, including brokerage commissions and dealer mark-ups in developing countries may be higher than in the United States or other developed countries. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds’ investments.

Securities of Exchange-Traded Funds

The Funds may purchase, sell and invest in the securities of exchange-traded funds (“ETFs”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry sector or asset class. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

If an ETF is an investment company, unless an exemption has been obtained from the Securities and Exchange Commission, the limitations applicable to the Funds’ ability to purchase securities issued by other investment companies will apply.

Repurchase Agreements

In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

The Funds may engage in repurchase agreements provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with recognized securities dealers, banks and Fixed Income Clearing Corporation, a securities clearing agency registered with the Securities and Exchange Commission, each determined by Royce & Associates, LLC to represent minimal credit risk and having a term of seven days or less.

Warrants, Rights and Options

Each Fund may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to a Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P Small-Cap 600.

Investing in warrants, rights and call options on a given security allows a Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit a Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits a Fund to incur additional risk and/or to hedge against risk.

Short Sales

Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund may each effect short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the premium and transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

While the short sale is outstanding, the Fund is required to collateralize its borrowing obligations, which has the practical effect of limiting the extent to which the Fund may engage in short sales. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet its margin requirements, until the short position is closed out. Until the Fund closes its short position, the Fund will be required to (a) maintain with its custodian a segregated account which will be market to market daily, containing cash or liquid securities (which may include equity securities) such that the amount deposited in the segregated account plus the amount deposited retained by the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover the Fund’s short position. The Fund may also cover its short position by owning the security sold short or by holding a call option on the security with a strike price no higher than the price at which the security was sold.

Reverse Repurchase Agreements

Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund, Royce SMid-Cap Select Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund and Royce Partners Fund are authorized to enter into reverse repurchase agreements. Such agreements involve the sale of securities held by the Fund pursuant to an agreement to repurchase the securities at an agreed-upon price, date and interest payment. When effecting repurchase transactions, liquid securities of a dollar amount equal in value to the securities subject to the agreement are required to be maintained in a segregated account with the Fund’s custodian bank, and the reverse repurchase agreement is required to be marked to market daily.

Borrowing

Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund may each borrow money from banks to increase its holdings of portfolio securities and other instruments or for liquidity purposes. At all times when borrowings are outstanding, each Fund must maintain at least 300% “asset coverage,” meaning that the total assets of the Fund must have a value of at least 300% of all amounts borrowed. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a bank or by means of reverse repurchase agreements with other institutional lenders, such as broker dealers.

Financial Services Companies

Royce Financial Services Fund’s emphasis on securities of financial services companies makes it more susceptible to adverse conditions affecting such companies than a fund that does not have its assets invested to a similar degree in such companies. Financial services companies are subject to a variety of factors that may adversely affect their business or operations, including extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. Each of these companies also may be significantly affected by changes in prevailing interest rates, general economic conditions and industry specific risks. The enactment of new legislation and regulations, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of companies in the financial services industry. From time to time, changes in law and regulation have permitted greater diversification of their financial products, but the ability of certain financial services companies to expand by acquisition or branching across state lines may be limited. Federal or state law and regulations require banks, bank holding companies, broker dealers and insurance companies to maintain minimum levels of capital and liquidity. Bank regulators have broad authority and can impose sanctions, including conservatorship or receivership, on non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity.

Portfolio Turnover

For the years ended December 31, 2008 and December 31, 2007, Royce Dividend Value Fund’s portfolio turnover rates were 61% and 126%, respectively. The portfolio turnover rate in 2007 for Royce Dividend Value Fund was somewhat higher than Royce would normally expect due primarily to the Fund’s small size.

For the years ended December 31, 2008 and December 31, 2007, Royce Select Fund II’s portfolio turnover rates were 268% and 393%, respectively. While these turnover rates are generally high, the portfolio turnover rate in 2008 was lower than in 2007 as the Fund’s portfolio began to stabilize after, among other things, a large position in a particular security was acquired, the Fund did less short selling and the Fund rotated out of cyclically exposed U.S. companies into certain Asian companies believed by Royce to be better valued.

For the years ended December 31, 2008 and December 31, 2007, Royce SMid-Cap Value Fund’s portfolio turnover rates were 397% and 17%, respectively, and Royce SMid-Cap Select Fund’s portfolio turnover rates were 764% and 47%, respectively. The portfolio turnover rates were substantially higher in 2008 than they were in 2007 due primarily to increased market volatility as well material redemptions in each of these Funds during 2008.

Investments by Affiliated Funds of Funds in the Funds

Certain affiliated investment companies may invest in the Funds. These investment companies are referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, a Fund may experience relatively large redemptions or investments due to rebalancings of the assets of a fund of funds invested in such Fund. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. If this were to occur, the effects of the rebalancing trades could adversely affect the Fund’s performance. Redemptions of Fund shares due to rebalancings could also accelerate the realization of taxable capital gains in a Fund and might increase brokerage and/or other transaction costs.

The Funds’ investment adviser, Royce & Associates, LLC, may be subject to potential conflicts of interest in connection with investments by affiliated funds of funds. For example, Royce may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Royce has committed to the Board of Trustees of the Trust that it will resolve any potential conflict in the best interests of the shareholders of a Fund in accordance with its fiduciary duty to the Fund. As necessary, Royce will take such actions as it deems appropriate to minimize potential adverse impacts, including redemption of shares in-kind, rather than in cash. Similar issues may result from investment in a Fund by 529 plans.

* * *

Royce believes that each of the Funds, except Royce Total Return Fund and Royce Dividend Value Fund, are suitable for investment only by persons who can invest without concern for current income, and that such Funds are suitable only for those investors who are in a financial position to assume above-average risks in search for long-term capital appreciation.

MANAGEMENT OF THE TRUST

The following table sets forth certain information as to each Trustee and officer of the Trust. The Trustees are responsible for the overall supervision of the operations of the Trust and have the various duties imposed on directors of registered investment companies by the 1940 Act.

				Number of
		Term of		Portfolios in
	Position(s)	Office** and		Fund Complex	Other Public
	Held with	Length of	Principal Occupation(s) During	Overseen by	Company
Name, Age and Address	Fund	Time Served	Past 5 Years	Trustee	Directorships

Charles M. Royce* (69) 745 Fifth Avenue New York, NY 10151	Trustee and President	Since 1982	President, Chief Investment Officer and member of Board of Managers of Royce & Associates, LLC (“Royce”), investment adviser to the Trust, Royce Capital Fund (“RCF”), Royce Focus Trust, Inc. (“RFT”), Royce Micro-Cap Trust, Inc. (“RMT”) and Royce Value Trust, Inc. (“RVT”) (collectively, “The Royce Funds”).	29	Director of Technology Investment Capital Corp

Mark R. Fetting* (54) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 2001	President and Chief Executive Officer of Legg Mason, Inc.; member of Board of Managers of Royce Mr. Fetting's prior business experience includes having served as Senior Executive Vice President of Legg Mason, Inc.; Division President and Senior Officer of Prudential Financial Group, Inc.. and related companies; Partner, Greenwich Associates; and Vice President, T. Rowe Price Group, Inc.	43 (Director/Trustee of all Royce Funds consisting of 29 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 14 portfolios)	None

Richard M. Galkin (71) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 1982	Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Haverhills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).	29	None

Stephen L. Isaacs (69) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 1989	President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).	29	None

Number of
		Term of		Portfolios in
	Position(s)	Office** and		Fund Complex	Other Public
	Held with	Length of	Principal Occupation(s) During	Overseen by	Company
Name, Age and Address	Fund	Time Served	Past 5 Years	Trustee	Directorships

William L. Koke (74) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 1996	Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.	29	None

Arthur S. Mehlman (67) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 2004	Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).	43 (Director/Trustee of all Royce Funds consisting of 29 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 14 portfolios)	Director of Municipal Mortgage & Equity, LLC

David L. Meister (69) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 1982	Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as a Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.	29	None

G. Peter O’Brien (63) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 2001	Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).	43 (Director/Trustee of all Royce Funds consisting of 29 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 14 portfolios)	Director of Technology Investment Capital Corp.

John D. Diederich.* (57) 745 Fifth Avenue New York, NY 10151	Vice President and Treasurer	Since 2001	Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of The Royce Funds; and President of Royce Fund Services, Inc. (“RFS”), having been employed by Royce since April 1993.	N/A	None

Number of
		Term of		Portfolios in
	Position(s)	Office** and		Fund Complex	Other Public
	Held with	Length of	Principal Occupation(s) During	Overseen by	Company
Name, Age and Address	Fund	Time Served	Past 5 Years	Trustee	Directorships

Jack E. Fockler, Jr.* (50) 745 Fifth Avenue New York, NY 10151	Vice President	Since 1995	Managing Director and Vice President of Royce; and Vice President of RFS, having been employed by Royce since October 1989.	N/A	None

W. Whitney George*(50) 745 Fifth Avenue New York, NY 10151	Vice President	Since 1995	Managing Director and Vice President of Royce, having been employed by Royce since October 1991.	N/A	None

Daniel A. O’Byrne* (47) 745 Fifth Avenue New York, NY 10151	Vice President and Assistant Secretary	Since 1994	Principal and Vice President of Royce, having been employed by Royce since October 1986.	N/A	None

John E. Denneen* (42) 745 Fifth Avenue New York, NY 10151	Secretary and Chief Legal Officer	1996-2001 and since April 2002	General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.	N/A	None

Lisa Curcio* (49) 745 Fifth Avenue New York, NY 10151	Chief Compliance Officer	Since October 1, 2004	Chief Compliance Officer of The Royce Funds (since October 2004); Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001to June 2004).	N/A	None

__________________
*An “interested person” of the Trust and/or Royce under Section 2(a)(19) of the 1940 Act.
**Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer will hold office for the year ending December 31, 2009 and thereafter until their respective successors are duly elected and qualified.

All of the Trust’s trustees are also directors/trustees of RVT, RMT, RFT and RCF.

Information relating to each Trustee’s share ownership in the Funds and in the other funds in the group of registered investment companies comprising The Royce Funds that are overseen by the respective Trustee as of December 31, 2008 is set forth in the tables below.

Charles M. Royce
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Pennsylvania Mutual Fund	Over $100,000
Royce Premier Fund	Over $100,000
Royce Low-Priced Stock Fund	Over $100,000
Royce Total Return Fund	Over $100,000
Royce Heritage Fund	Over $100,000
Royce Opportunity Fund	Over $100,000
Royce Value Fund	Over $100,000
Royce Value Plus Fund	$50,001 - $100,000
Royce 100 Fund	Over $100,000
Royce Discovery Fund	Over $100,000
Royce Financial Services Fund	Over $100,000
Royce Dividend Value Fund	Over $100,000
Royce Select Fund I	$50,001 - $100,000
Royce Select Fund II	Over $100,000
Royce Global Value Fund	$1 - $10,000
Royce European Smaller-Companies Fund	Over $100,000

Charles M. Royce (continued)
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce SMid-Cap Value Fund	Over $100,000
Royce SMid-Cap Select Fund	Over $100,000
Royce International Smaller-Companies Fund	Over $100,000

The Royce Funds		Over $100,000

Mark R. Fetting
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Pennsylvania Mutual Fund	Over $100,000
Royce Total Return Fund	$10,001 - $50,000

The Royce Funds		Over $100,000

Richard M. Galkin
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	Over $100,000
Royce Total Return Fund	Over $100,000
Royce 100 Fund	$50,001 - $100,000
Royce Dividend Value Fund	$50,001 - $100,000

The Royce Funds		Over $100,000

Stephen L. Isaacs
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Pennsylvania Mutual Fund	$50,001 - $100,000
Royce Micro-Cap Fund	$10,001 - $50,000
Royce Premier Fund	$10,001 - $50,000
Royce Special Equity Fund	$10,001 - $50,000
Royce Low-Priced Stock Fund	$10,001 - $50,000
Royce Total Return Fund	$50,001 - $100,000
Royce Opportunity Fund	$1 - $10,000
Royce Dividend Value Fund	$10,001 - $50,000
Royce Financial Services Fund	$1 - $10,000
Royce Global Value Fund	$10,001 - $50,000
Royce European Smaller-Companies Fund	$10,001 - $50,000

The Royce Funds		Over $100,000

William L. Koke
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Pennsylvania Mutual Fund	$50,001 - $100,000
Royce Low-Priced Stock Fund	$10,001 - $50,000
Royce Financial Services Fund	$10,001 - $50,000
Royce Global Value Fund	$10,001 - $50,000

The Royce Funds		Over $100,000

Arthur S. Mehlman
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Low-Priced Stock Fund	$10,001 - $50,000
Royce Total Return Fund	$10,001 - $50,000
Royce Value Fund	$10,001 - $50,000

The Royce Funds		Over $100,000

David L. Meister
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Micro-Cap Fund	$50,001 - $100,000
Royce Premier Fund	Over $100,000
Royce Total Return Fund	$50,001 - $100,000
Royce Opportunity Fund	Over $100,000
Royce Special Equity Fund	$50,001 - $100,000
Royce Value Plus Fund	$1 - $10,000
Royce Dividend Value Fund	$1 - $10,000
Royce 100 Fund	$1 - $10,000

The Royce Funds		Over $100,000

G. Peter O’Brien
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	$50,001 - $100,000
Royce Low-Priced Stock Fund	$50,001 - $100,000
Royce Total Return Fund	$50,001 - $100,000
Royce Opportunity Fund	Over $100,000
Royce Special Equity Fund	$50,001 - $100,000
Royce Select Fund I	$50,001 - $100,000
Royce Select Fund II	$10,001 - $50,000
Royce Global Select Fund	$50,001 - $100,000

The Royce Funds		Over $100,000

The Board of Trustees has an Audit Committee, comprised of Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Funds’ independent accountants and for conducting post-audit reviews of the Funds’ financial statements with such independent accountants. The Trust has adopted an Audit Committee charter.

Mr. Galkin serves as Chairman of the Audit Committee and Mr. Mehlman is designated as the Audit Committee Financial Expert, as defined under Securities and Exchange Commission Regulations. During the year ended December 31, 2008, the Audit Committee held two meetings.

The Board of Trustees has a Nominating Committee, comprised of Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien. The Nominating Committee is responsible for, among other things, identifying individuals qualified to serve as Non-interested Trustees of the Fund and recommending its nominees for consideration by the Fund’s full Board of Trustees. The Trust has adopted a Nominating Committee charter. Messrs. Galkin and O’Brien serve as co-Chairman of the Nominating Committee. The Nominating Committee did not meet during the year ended December 31, 2008. While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Committee will review and consider nominations for the office of Trustee made by management and by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send their suggestions to the Secretary of the Fund, which should include biographical information and set forth their proposed nominee’s qualifications.

For the year ended December 31, 2008, the following trustees, received compensation from the Trust and/or the other funds in the group of registered investment companies comprising The Royce Funds:

	Aggregate	Pension or Retirement	Total Compensation	Total Compensation
	Compensation	Benefits Accrued As	from The Royce Funds	from Fund
Name	From Trust	Part of Trust Expenses	paid to Trustees/Directors	Complex*

Richard M. Galkin,	$89,600	N/A	$126,000	$126,000
Trustee

Stephen L. Isaacs,	89,600	N/A	126,000	126,000
Trustee

William L. Koke,	89,600 **	N/A	126,000 **	126,000
Trustee

Arthur S. Mehlman,	89,600	N/A	126,000	252,250
Trustee

David L. Meister,	89,600	N/A	126,000	126,000
Trustee

G. Peter O’Brien,	89,600	N/A	126,000	244,750
Trustee

________________________
* Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2008 from the Fund Complex. The Fund Complex includes the 29 portfolios of The Royce Funds and the 14 portfolios of the Legg Mason Funds.

** Includes $32,428 from the Trust ($45,600 from the Trust and other Royce Funds) deferred during 2008 at the election of Mr. Koke under The Royce Funds’ Deferred Compensation Plan for Trustees/Directors.

Effective January 1, 2009, each of the non-interested Trustees receives a fee of $68,500 per year for serving on the Trust’s Board of Trustees plus $6,500 for each meeting of the Board attended.

Information Concerning Royce

On October 1, 2001, Royce & Associates, Inc., the Funds’ investment adviser, became an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). On March 31, 2002, Royce & Associates, Inc. was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Funds’ investment adviser and a direct wholly-owned subsidiary of Legg Mason. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management and related financial services through its subsidiaries. As of December 31, 2008, Legg Mason’s asset management subsidiaries had aggregate assets under management of approximately $698.2 billion.

PRINCIPAL HOLDERS OF SHARES

As of April 3, 2009, the following persons were known to the Trust to be the record and/or beneficial owners of 5% or more of the outstanding shares of certain of its Funds:

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Pennsylvania Mutual Fund Investment Class

National Financial Services	66,448,356	Record	19.87%
FEBO Our Customers
200 Liberty St, 1 World Fin. Ctr
Attn: Mutual Fund Dept.
New York, NY 10281

Charles Schwab & Co., Inc.	36,508,314	Record	10.92%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Pershing LLC	19,840,031	Record	5.93%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Pennsylvania Mutual Fund Consultant Class

Citigroup Global Markets	54,219,279	Record	57.73%
House Account
700 Reed Brook Blvd.
Owings Mills, MD 21117-5184

National Financial Services	5,309,922	Record	5.65%
FEBO Our Customers
200 Liberty St, 1 World Fin. Ctr
Attn: Mutual Fund Dept.
New York, NY 10281

Royce Pennsylvania Mutual Fund Service Class

National Financial Services	19,974,750	Record	70.71%
FEBO Our Customers
200 Liberty St., 1 World Fin. Ctr
Attn: Mutual Fund Dept., 5th Fl.
New York, NY 10281

State Street Bank and Trust TTEE	1,458,031	Record	5.16%
FBO Citistreet Corp
1 Heritage Dr.
Quincy, MA 02171-2105

State Street Bank as Trustee	1,420,640	Record	5.03%
FBO Olin Corp Contrib EE
EE Ownership Plan
105 Rosemont Rd.
Westwood, MA 02090-2318

Royce Pennsylvania Mutual Fund R Class

MG Trust Company Cust. FBO	149,104	Record	17.19%
Apex Systems, Inc. 401(k) Plan
700 17th Street - Suite 300
Denver, CO 80202-3531

Emjay FBO Engineering Consulting	101,618	Record	11.71%
14026 Thunderbolt Pl. 300
Chantilly, VA 20151-3296

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Emjayco FBO Strategic Insight	91,840	Record	10.59%
8515 East Orchard Rd., 2T2
Greenwood Village, CO 80111-5002

Wachovia Bank FBO Various	85,253	Record	9.83%
Retirement Plans
1525 West Wt. Harris Blvd.
Charlotte, NC 28288-0001

MG Trust Company Cust. FBO	43,938	Record	5.07%
KAWG&F, P.A. 401(k) Profit Sharing
700 17 th Street, Suite 300
Denver, CO 80202-3531

Royce Pennsylvania Mutual Fund K Class

MG Trust Company Cust.	99,171	Record	67.84%
FBO Eagle Systems Inc.
700 17th Street, Suite 300
Denver, CO 80202-3531

Nationwide Trust Company FSB	39,547	Record	27.05%
c/o IPO Portfolio Accounting
P.O. Box 180229
Columbus, OH 43218-2029

Wachovia Bank FBO Various	7,464	Record	5.11%
Retirement Plans
1525 West Wt. Harris Blvd.
Charlotte, NC 28288-0001

Royce Micro-Cap Fund Investment Class

Charles Schwab & Co., Inc.	9,034,154	Record	18.26%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	8,357,316	Record	16.89%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Citigroup Global Markets Inc.	8,001,373	Record	16.17%
388 Greenwich Street
New York, NY 10013-2375

Royce Micro-Cap Fund Consultant Class

Citigroup Global Markets	7,405,680	Record	61.94%
House Account
700 Red Brook Blvd.
Owings Mills, MD 21117-5184

National Financial Services	717,254	Record	6.00%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Royce Micro-Cap Fund Service Class

National Financial Services	1,725,081	Record	40.45%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

New York Life Trust Company	946,290	Record	22.19%
169 Lackawanna Avenue
Trust Admin., 2nd Floor
Parsippany, NJ 07054-1007

Charles Schwab & Co. Inc.	637,201	Record	14.94%
Special Custody A/C FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Maril & Co. FBO 76	258,293	Record	6.06%
c/o M&I Trust Company, NA
11270 W. Park Place
Suite 400 PPW04WM
Milwaukee, WI 53224-3638

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Saxon and Co.	241,569	Record	5.66%
P.O. Box 77780-1888
Philadelphia, PA 19182-0001

Royce Premier Fund Investment Class
Charles Schwab & Co., Inc.	52,864,621	Record	25.10%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	42,138,470	Record	20.00%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Citigroup Global Markets Inc.	24,403,492	Record	11.58%
388 Greenwich Street
New York, NY 10013-2375

Royce Premier Fund Service Class

National Financial Services	4,170,059	Record	22.42%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

ICMA Retirement Services	3,048,066	Record	16.39%
Vantage Trust NAV
777 N. Capitol St., NE, Suite 600
Washington, DC 20002-4240

Saxon and Co.	1,964,309	Record	10.56%
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

ICMA Retirement Services	1,191,250	Record	6.40%
Vantage Trust UNITIZED
777 N. Capitol St., NE, Suite 600
Washington, DC 20002-4240

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Premier Fund Institutional Class

National Financial Services	6,614,007	Record	22.72%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

JP Morgan Chase Bank	6,480,515	Record	22.26%
c/o JPM/AC RPS
The Interpublic Group of Co. Inc.
Savings Plan 01/01/2003
Attn: Management Reporting Team
P.O. Box 419784
Kansas City, MO 64141-6784

The Northern Trust Company	4,075,483	Record	14.00%
as Trustee FBO Nortel - DV
P.O. Box 92994
Chicago, IL 60675-0001

State Street Bank and Trust TFEE	3,918,926	Record	13.46%
UBS Svngs & Investment Plan
105 Rosemont Road
Westwood, MA 02090-2318

Royce Premier Fund W Class

Prudential Investment Management	9,429,258	Record	49.89%
Service FBO of Mutual Fund Clients
Attn: Pru Choice Unit
Mail Stop 194-201
3 Gateway Center - Suite 11
Newark, NJ 07102-4000

Patterson & Co.	8,391,007	Record	44.40%
Omnibus NC 1151
1525 West WT Harris Blvd.
Charlotte, NC 28288-0001

Royce Premier Fund R Class

Emjayco	24,394	Record	55.78%
FBO Merritt Management

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

401(k) Plan
P.O. Box 170910
Milwaukee, WI 53217-0909

Charles Schwab & Co., Inc.	18,240	Record	41.71%
Special Custody A/C
FBO Customers
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Royce Premier Fund
Consultant Class

Citigroup Global Markets	1,299,851	Record	52.58%
House Account
700 Red Brook Blvd.
Owings Mills, MD 21117-5184

National Financial Services	184,032	Record	7.44%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Pershing LLC	159,260	Record	6.44%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Premier Fund
K Class

Orchard Trust Co. TTEE	24,911	Record	82.21%
Employee Benefits Clients
8515 E. Orchard Rd. 2T2
Greenwood Village, CO 80111-5002

Royce Associates MPPP FBO	5,389	Record and	17.79%
Charles M. Royce		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

Royce Low-Priced Stock Fund
Service Class

National Financial Services	55,974,753	Record	28.29%
FEBO Our Customers

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Charles Schwab & Co., Inc.	50,388,581	Record	25.47%
Reinvestment Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Royce Low-Priced Stock Fund
Institutional Class

National Financial Services	54,472,933	Record	87.96%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Royce Low-Priced Stock Fund
Investment Class

Charles Schwab & Co. Inc.	4,095,220	Record	53.14%
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151

National Financial Services	1,324,347	Record	17.18%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Midtrusco	442,803	Record	5.75%
FBO Various Retirement Plans
5901 College Boulevard, Suite 100
Overland Park, KS 66211-1834

Royce Low-Priced Stock Fund
R Class

MG Trust Company Cust. FBO	6,309	Record	32.62%
Oak Bank 401(k) Profit Sharing
700 17th Street, Suite 300
Denver, CO 80202-3531

MG Trust Company Cust. FBO	5,188	Record	26.83%
Chesapeake Orthopaeadic
700 17th Street, Suite 300
Denver, CO 80202-3531

Orchard Trust Co. LLC CUST	2,354	Record	12.17%
FBO: OPP Funds Recordk Pro
Ret. Pl.
8515 E. Orchard Rd. 2T2
Greenwood Village, CO 80111-5002

MG Trust Company As Agent For	2,016	Record	10.43%
Frontier Trust Co. as Trustee
Decatur Orthopaedic Clinic 401(k) P
P.O. Box 10699
Fargo, ND 58106-0699

WTRISC	1,824	Record	9.43%
FBO Indiana Sheriffs 457 B Plan
P.O. Box 52129
Phoenix, AZ 85072-2129

National Financial Services	1,131	Record	5.85%
FEBO Our Customers
200 Liberty St., 1 World Fin. Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Low-Priced Stock Fund
K Class

Royce Associates MPPP FBO	4,941	Record and	67.10%
Charles M. Royce		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

Nationwide Trust Company FSB	2,423	Record	32.90%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Royce Total Return Fund
Investment Class

Charles Schwab & Co. Inc.	68,815,125	Record	23.81%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	54,566,160	Record	18.88%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Pershing LLC	23,339,396	Record	8.07%
P.O. Box 2052
Jersey City, NJ 07303-2052

Citigroup Global Markets Inc.	17,083,437	Record	5.91%
388 Greenwich Street
New York, NY 10013-2375

Royce Total Return Fund
Consultant Class

Citigroup Global Markets	24,818,197	Record	66.24%
House Account
700 Red Brook Blvd.
Owings Mills, MD 21117-5184

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Total Return Fund
Service Class

National Financial Services	4,605,643	Record	23.02%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Vanguard Fiduciary Trust Company	4,202,780	Record	21.01%
Royce Funds Omnibus
P.O. Box 2600 VM 613
Attn: Outside Funds
Valley Forge, PA 19482-2600

Mercer Trust Company TTEE	1,361,688	Record	6.81%
GTG LLC 401(k) Plan
One Investors Way
Attn: DCPA Team
Norwood, MA 02062

Massachusetts Mutual Insurance Co.	1,006,613	Record	5.03%
1295 State Street MIP C255
Springfield, MA 01111-0001

Royce Total Return Fund
Institutional Class

State Street Bank & Trust Company	3,947,450	Record	17.20%
FBO Cummins Inc. & Affiliates
Retirement & Savings Plan
Master Trust
1 Heritage Drive
Quincy, MA 02171-2105

National Financial Services	3,469,022	Record	15.11%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	3,427,118	Record	14.93%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

WTRISC	2,689,086	Record	11.71%
Group Health Permanent 401K SD/MPG
P.O. Box 52129
Phoenix, AZ 85072-2129

Vanguard Fiduciary Trust Company	2,384,744	Record	10.39%
Royce Funds Omnibus
P.O. Box 2600 VM 613
Attn: Outside Funds
Valley Forge, PA 19482-2600

Royce Total Return Fund
W Class

Prudential Investment Management	6,947,738	Record	91.26%
Service FBO of Mutual Fund Clients
Attn: Pru Choice Unit
Mail Stop 194-201
3 Gateway Center, Suite 11
Newark, NJ 07102-4000

Patterson & Co.	545,174	Record	7.16%
Omnibus Cash Cash
1525 West Wt. Harris Blvd.
Charlotte, NC 28288-0001

Royce Total Return Fund
R Class

Emjay FBO Engineering Consulting	97,739	Record	27.89%
14026 Thunderbolt Pl. 300
Chantilly, VA 20151-3296

MGTrust Company Cust. FBO	93,112	Record	26.57%
The J. Craig Venter Science
700 17th Street, Suite 300
Denver, CO 80202-3531

MG Trust Company Cust. FBO	68,455	Record	19.53%
McAngus, Goudelock & Courie
700 17 th Street - Suite 300
Denver, CO 80202-3531

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Total Return Fund
K Class

Great West Life & Annuity	2,308,004	Record	64.59%
c/o Fascore LLC
8515 E. Orchard Rd. 2T2
Greenwood Village, CO 80111-5002

Orchard Trust Co. TTEE	948,221	Record	26.54%
Employee Benefits Clients
8515 E. Orchard Rd. 2T2
Greenwood Village, CO 80111-5002

Royce Heritage Fund
Service Class

Charles Schwab & Co. Inc.	2,143,652	Record	20.79%
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	812,676	Record	7.88%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Royce Heritage Fund
Consultant Class

Citigroup Global Markets	223,790	Record	33.44%
House Account
700 Red Brook Blvd.
Owings Mills, MD 21117-5184

National Financial Services	50,843	Record	7.60%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Pershing LLC	42,202	Record	6.31%
P.O. Box 2052
Jersey City, NJ 07303-2051

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Heritage Fund
Investment Class

Royce Family Investments, LLC	136,879	Record	19.43%
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Michael Hveem TTEE	87,585	Record	12.43%
Marilyn J. Royce 2002 Trust
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Bea & Company Partnership	71,310	Record	10.12%
P.O. Box 100
Beatrice, NE 68310-0100

Charles Schwab & Co. Inc.	51,843	Record	7.36%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Michael Hveem TTEE	43,534	Record	6.18%
Amanda B. Royce 2002 Trust
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Michael Hveem TTEE	43,534	Record	6.18%
Charles M. Royce Jr. 2002 Trust
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Michael Hveem TTEE	43,354	Record	6.18%
Jennifer H. Royce 2002 Trust
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Royce Heritage Fund
R Class

Royce Associates MPPP FBO	10,425	Record and	100%
Charles M. Royce		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Heritage Fund
K Class

Royce Associates MPPP FBO	10,424	Record and	74.06%
Charles M. Royce		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

Nationwide Trust Company FSB	3,651	Record	25.94%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Royce Opportunity Fund
Investment Class

National Financial Services	24,249,939	Record	24.35%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	19,652,691	Record	19.73%
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

Pershing LLC	5,647,709	Record	5.67%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Opportunity Fund
Service Class

National Financial Services	12,930,939	Record	38.14%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

John Hancock Life Insurance	9,236,411	Record	27.24%
Co. USA
RPS SEG Funds & Accting ET7
601 Congress Street
Boston, MA 02210-2804

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

State Street Bank and Trust TTEE	1,899,294	Record	5.60%
FBO Citistreet Corp.
1 Heritage Drive
Quincy, MA 02171-2105

JP Morgan Chase Bank TTEE	1,855,041	Record	5.47%
FBO Perot Systems Corporation
Retirement Savings Plan
Dated 01/01/2004
P.O. Box 419784
Kansas City, MO 64141-6784

Royce Opportunity Fund
Institutional Class

The Northern Trust Co.	25,380,745	Record	46.09%
Accenture LLP
P.O. Box 92994
Chicago, IL 60675-0001

Reliance Trust Company	6,156,919	Record	11.18%
FBO North Shore Long Island
Jewish Health System 403B Plan
c/o Fascorp.
8515 E. Orchard Rd, 2T2
Greenwood Vlg, CO 80111-5002

Charles Schwab & Co., Inc.	5,942,030	Record	10.79%
Attn: Mutual Funds Ops.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	3,667,480	Record	6.66%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Royce Opportunity Fund
Consultant Class

Citigroup Global Markets	471,456	Record	57.49%
House Account
700 Red Brook Blvd.
Owings Mills, MD 21117-5184

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

National Financial Services	62,271	Record	7.59%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

ING	55,224	Record	6.73%
Enhanced K-Choice
Trustee: Reliance Trust Company
400 Atrium Drive
Somerset, NJ 08873-4162

Royce Opportunity Fund
R Class

Dan O’Byrne or W. Whitney George	4,291	Record and	35.06%
Royce Associates MPPP FBO		Beneficial
Charles M. Royce
745 Fifth Avenue, Suite 2400
New York, NY 10151

John Russell FBO	3,008	Record	24.57%
Lake Ontario Fruit Inc. 401(k)
Profit Sharing Plan & Trust
14234 Ridge Rd. W
Albion, NY 14411-9163

Michael S. Sroka FBO	1,945	Record	15.89%
Monitoring Solutions Inc. 401(k)
Profit Sharing Plan & Trust
4440 S. High School Rd., Ste. D
Indianapolis, IN 46241-6402

Union Bank TR Nominee	995	Record	8.13%
FBO CS-Portnoy PSP
P.O. Box 85484
San Diego, CA 92186-5484

Wells Fargo Bank NA FBO	626	Record	5.12%
UEP P/S/P - R Bryant
P.O. Box 1533
Minneapolis, MN 55480-1533

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Opportunity Fund
K Class

Royce Associates MPPP FBO	4,664	Record and	99.69%
Charles M. Royce		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

Royce Special Equity Fund
Service Class

Charles Schwab & Co. Inc.	665,112	Record	61.82%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	129,379	Record	12.03%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Tom Kuehn TTEE	76,073	Record	7.07%
Plastic Ingenuity Inc.
P/S & Savings Plan
1017 Park Street
Cross Plains, WI 53528-9630

Pershing LLC	58,764	Record	5.46%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Special Equity Fund
Investment Class

National Financial Services	5,999,833	Record	21.04%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Charles Schwab & Co. Inc.	5,537,106	Record	19.42%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Pershing LLC	5,001,839	Record	17.54%
P.O. Box 2052
Jersey City, NJ 07303-2052

Ameritrade Inc. for the Exclusive	1,727,449	Record	6.06%
Benefit of Our Customer
P.O. Box 2226
Omaha, NE 68103-2226

Royce Special Equity Fund
Institutional Class

Mac & Co.	4,378,890	Record	36.19%
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

JPMorgan Chase Bank NA Cust.	2,881,523	Record	23.82%
Automatic Data Processing Inc.
Pension Retirement Plan
4 New York Plaza, Fl. 15
New York, NY 10004-2413

State Street Bank & Trust co. TTEE	1,187,621	Record	9.82%
Glaxo Smith Kline Retirement
Savings Plan UA DTD 06/26/1989
2 Avenue De Lafayette Ste. 2
Boston, MA 02111-1748

National Financial Services	1,027,713	Record	8.49%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Northern Trust As Trustee FBO	780,055	Record	6.45%
Snap-On Tools Inc. Investment TR
P.O. Box 92956
Chicago, IL 60675-0001

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Lauer & Co. Partnership	746,337	Record	6.17%
c/o The Glenmede Trust Co.
P.O. Box 58997
Philadelpha, PA 19102-8997

Royce Special Equity Fund
Consultant Class

Citigroup Global Markets	610,005	Record	72.31%
House Account
700 Red Brook Blvd.
Owings Mills, MD 21117-5184

Royce Value Fund
Service Class

Charles Schwab & Co. Inc.	36,326,049	Record	36.20%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	30,988,730	Record	30.88%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Pershing LLC	5,646,100	Record	5.63%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Value Fund
Consultant Class

Citigroup Global Markets	1,329,778	Record	61.94%
House Account
700 Red Brook Blvd.
Owings Mills, MD 21117-5184

National Financial Services	170,900	Record	7.96%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

First Clearing, LLC	114,900	Record	5.35%
United Bank Collateral Account
12705 Willow Point Dr.
Fredericksburg, VA 22408-0257

Royce Value Fund
Investment Class

Charles Schwab & Co. Inc.	992,805	Record	33.64%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	219,811	Record	7.45%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Royce Value Fund
Institutional Class

Legg Mason Partners Lifestyle	4,369,741	Record	27.66%
Series Inc. Allocation 85%
Att: Steve Bleiberg
620 8th Avenue, Fl. 49
New York, NY 10018-1618

Legg Mason Partners Lifestyle	2,379,430	Record	15.06%
Series Inc. Allocation 70%
Att: Steve Bleiberg
620 8th Avenue, Fl. 49
New York, NY 10018-1618

Legg Mason Partners Lifestyle	1,031,250	Record	6.53%
Series Inc. Allocation 50%
Att: Steve Bleiberg
620 8th Avenue, Fl. 49
New York, NY 10018-1618

Polish American Freedom Foundation	994,965	Record	6.30%
410 Park Avenue, 15th Fl.
New York, NY 10022-4407

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Value Fund
R Class

PIMS/Prudential Retirement As	33,752	Record	64.72%
Nominee For the TTEE/CUST PL
820 Money Purchase Plan For
Empl. Of
18700 Ward Street
Fountain Valley, CA 92708-6930

Orchard Trust Co. LLC CUST	15,716	Record	30.14%
FBO: Opp. Funds Recordk Pro
Ret. Pl.
8515 E. Orchard Rd., 2T2
Greenwood Village, CO 80111-5002

Royce Value Fund
K Class

Fifth Third Bank Cust.	205,265	Record	58.66%
FBO Cape Ann Savings Bank - R/R
P.O. Box 3385
Cincinnati, OH 45263-0001

Fifth Third Bank Cust.	99,727	Record	28.50%
FBO Cape Ann Savings Bank - C/R
P.O. Box 3385
Cincinnati, OH 45263-0001

Nationwide Trust Company FSB	30,647	Record	8.76%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Royce Value Plus Fund
Service Class

National Financial Services	85,847,734	Record	40.29%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Charles Schwab & Co. Inc.	52,444,776	Record	24.61%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Royce Value Plus Fund
Institutional Class

National Financial Services	7,348,072	Record	36.64%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	2,282,301	Record	11.38%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Farmers and Merchants Company	1,411,627	Record	7.04%
Partnership
P.O. Box 701
Abilene, TX 79604-0701

SEI Private Trust Co.	1,004,972	Record	5.01%
FBO Woodtrust Asset Management
One Freedom Valley Drive
Oaks, PA 19456

Royce Value Plus Fund
Investment Class

Patterson & Co. FBO	7,580,910	Record	42.59%
Omnibus Cash/Cash
1525 West Wt. Harris Blvd.
Charlotte, NC 28288-0001

Charles Schwab & Co. Inc.	3,763,307	Record	21.14%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Calhoun & Co.	2,541,675	Record	14.28%
P.O. Box 75000 MC 3446
Detroit, MI 48275-0001

National Financial Services	966,669	Record	5.43%

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Royce Value Plus Fund
Consultant Class

Citigroup Global Markets	2,054,304	Record	67.57%
House Account
700 Red Brook Blvd.
Owings Mills, MD 21117-5184

Royce Value Plus Fund
R Class

Emjayco FBO	30,645	Record	55.70%
EXFO USA 401(k)
8515 E. Orchard Rd., 2T2
Greenwood Village, CO 80111-5002

Charles Schwab & Co. Inc.	11,950	Record	21.72%
Special Custody A/C FBO Customers
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

MG Trust Company Cust. FBO	3,743	Record	6.80%
Walsh Jesuit High School 403B Plan
700 17th Street, Suite 300
Denver, CO 80202-3531

Orchard Trust Co. LLC CUST	3,096	Record	5.63%
FBO: Opp Funds Recordk Pro Ret. Pl
8515 E. Orchard Rd., 2T2
Greenwood Village, CO 80111-5002

Royce Value Plus Fund
K Class

FFB REG FBO	20,189	Record	15.64%
FFB RGO FBO Oklahoma St.
School Brd.
5101 North Classen Blvd., Ste. 620
Oklahoma City, OK 73118-5263

FFB REG FBO	13,640	Record	10.57%

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

FFB RGO FBO Northstar Publishing.
5101 North Classen Blvd., Ste. 620
Oklahoma City, OK 73118-5263

FFB REG FBO	13,606	Record	10.54%
American Bank Systems, Inc.
5101 North Classen Blvd., Ste. 620
Oklahoma City, OK 73118-5263

FFB REG FBO	13,342	Record	10.34%
FFB RGO FBO The Beard Company
5101 North Classen Blvd., Ste. 620
Oklahoma City, OK 73118-5263

FFB REG FBO	12,306	Record	9.53%
FFB RGO FBO Rebel Oil Company
5101 North Classen Blvd., Ste. 620
Oklahoma City, OK 73118-5263

FFB REG FBO	12,108	Record	9.38%
FFB RGO FBO Pathology
Consult. Svc.
5101 North Classen Blvd., Ste. 620
Oklahoma City, OK 73118-5263

FFB REG FBO	10,583	Record	8.20%
Air Compressor Supply, Inc.
5101 North Classen Blvd., Ste. 620
Oklahoma City, OK 73118-5263

FFB REG FBO	7,087	Record	5.49%
FFB REG FBO United Methodist
5101 North Classen Blvd., Ste. 620
Oklahoma City, OK 73118-5263

Royce 100 Fund
Service Class

Charles Schwab & Co. Inc.	5,238,874	Record	54.66%
Reinvestment Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Pershing LLC	791,328	Record	8.26%
P.O. Box 2052

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Jersey City, NJ 07303-2052

Royce 100 Fund
Investment Class

Charles Schwab & Co. Inc.	1,761,051	Record	65.89%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

The Beinecke Foundation Inc.	233,968	Record	8.75%
The Widgeon Point Charitable Fund
P.O. Box 70
Armonk, NY 10504-0070

Royce 100 Fund
R Class

Royce & Associates MPPP	10,133	Record and	99.81%
FBO Charles M. Royce		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

Royce 100 Fund
K Class

Royce & Associates MPPP	10,133	Record and	80.95%
FBO Charles M. Royce		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

Nationwide Trust Company FSB	2,385	Record	19.05%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Royce Discovery Fund
Service Class

Royce Family Investments LLC	103,516	Record and	15.35%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 06830-7259

Charles M. Royce	98,466	Record and	14.60%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

MG Trust Company Cust. FBO	72,256	Record	10.71%

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce & Associates, LLC 401(k) Plan
700 17th Street
Suite 300
Denver, CO 80202-3531

Charles Schwab & Co. Inc.	42,344	Record	6.28%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

Royce Financial Services Fund
Service Class

Pershing LLC	561,988	Record	25.97%
P.O. Box 2052
Jersey City, NJ 07303-2052

Charles Schwab & Co. Inc.	462,575	Record	21.38%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

National Financial Services	226,782	Record	10.48%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Ameritrade Inc. for the	212,973	Record	9.84%
Exclusive Benefit of our Customer
P.O. Box 2226
Omaha, NE 68103-2226

Royce Family Investments LLC	126,119	Record and	5.83%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 06830-7259

The Royce Family Fund Inc.	113,169	Record and	5.23%
DTD 10/23/06		Beneficial
c/o Charles M. Royce
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Dividend Value Fund
Service Class

Charles Schwab & Co., Inc.	743,096	Record	51.53%
Reinvestment Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	118,371	Record	8.21%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

LPL Financial	87,856	Record	6.09%
FBO: Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046

Royce Dividend Value Fund
Investment Class

Royce Family Investments LLC	257,265	Record and	41.48%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 05830-7259

LPL Financial	243,167	Record	39.20%
FBO: Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046

Davidian L. Ouyang & Susan J.	33,234	Record and	5.36%
Ouyang JT WROS		Beneficial
Arcadia, CA 91006-2323

Royce Select Fund I
Investment Class

Charles Schwab & Co., Inc.	375,188	Record	26.20%
Reinvestment Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Keybank NA	182,954	Record	12.78%
P.O. Box 94871
Cleveland, OH 44101-4871

The Royce Family Fund Inc.	104,653	Record and	7.31%
DTD 10/23/06		Beneficial
c/o Charles M. Royce
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Royce Select Fund II
Investment Class

Royce Family Investments LLC	72,812	Record and	28.52%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 06830-7259

Bryant R. Riley TTEE	34,645	Record	13.57%
Robert Antin Children Irrevocable
Trust UA DTD 01/01/2001
Los Angeles, CA 90025-3384

Royce & Associates MPPP	17,802	Record and	6.97%
FBO Jim Harvey		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

Jeffrey M. Dressel TTEE	17,201	Record and	6.74%
Jeffrey M. Dressel DDS PC 401K PSP		Beneficial
Trust DTD 01-01-2004
FBO Jeffrey M. Dressel
Brooklyn, NY 11231-4106

Royce Global Select Fund
Investment Class

W. Whitney George	122,865	Record and	20.00%
c/o Royce & Associates LLC		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

Ameritrade Inc. for the	52,115	Record	8.48%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Global Value Fund
Service Class

Charles Schwab & Co. Inc.	2,111,071	Record and	49.02%
Reinvest Account		Beneficial
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Pershing LLC	372,839	Record	8.66%
P.O. Box 2052
Jersey City, NJ 07303-2052

National Financial Services	296,140	Record	6.88%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Mac & Co.	281,360	Record	6.53%
Mutual Funds Ops. - P.O. Box 3198
525 William Penn Place
Pittsburgh, PA 15219-1707

Royce European Smaller-Companies Fund
Service Class

Pershing LLC	172,955	Record	23.92%
P.O. Box 2052
Jersey City, NJ 07303-2052

Charles Schwab & Co. Inc.	191,635	Record	26.51%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Charles M. Royce	104,915	Record and	14.51%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive
Suite 140
Greenwich, CT 06830-7259

Ameritrade Inc. for the Exclusive	56,337	Record	7.79%
Benefit of our Customers
P.O. Box 2226
Omaha, NE 68103-2226

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce SMid-Cap Value Fund
Service Class

National Financial Svcs. Corp.	821,629	Record	64.93%
FEBO Our Customers
200 Liberty St.
New York, NY10281-1003

Charles Schwab & Co. Inc.	226,452	Record	17.90%
Special Custody A/C FBO Customers
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Royce Family Investments LLC	100,342	Record and	7.93%
8 Sound Shore Drive		Beneficial
Suite 140
Greenwich, CT 06830-7259

Royce SMid-Cap Select Fund
Investment Class

Royce Family Investments LLC	71,164	Record and	53.39%
8 Sound Shore Drive		Beneficial
Suite 140
Greenwich, CT 06830-7259

Steve G. McBoyle	21,012	Record and	16.65%
c/o Royce & Associates LLC		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

Christopher Z Ou & Irene Wan Hong	10,862	Record	8.61%
Lam JT WROS
McKinney, TX 75070-4718

Richard C. Piper TTEE	10,186	Record	8.07%
Richard C. Piper Trust
UA Dtd 12/27/1999
Whisper Pines, NC 28327-9381

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce International-Smaller Companies Fund
Service Class

Royce Family Investments LLC	200,000	Record and	68.24%
8 Sound Shore Drive		Beneficial
Suite 140
Greenwich, CT 06830-7259

Ameritrade Inc.	81,620	Record	27.85%
P.O. Box 2226
Omaha, NE 68103-2226

Royce Focus Value Fund Service Class

W. Whitney George	100,000	Record and	61.84%
745 Fifth Avenue, Suite 2400		Beneficial
New York, NY 10151

Dan O’Byrne or W. Whitney	20,080	Record and	12.42%
George TTEES		Beneficial
Royce & Associates MPPP
FBO Jack Fockler
745 Fifth Avenue, Suite 2400
New York, NY 10151

Jack E. Fockler Jr. & Cheryl L.	20,000	Record and	12.37%
Fockler TTEES Cheryl L. Fockler		Beneficial
Revocable Trust UA DTD 05/10/01
745 Fifth Avenue, Suite 2400
New York, NY 10151

Jack E. Fockler Jr. & Cheryl L.	20,000	Record and	12.37%
Fockler TTEES Jack Fockler Jr.		Beneficial
Revocable Trust DTD 05/10/01
745 Fifth Avenue, Suite 2400
New York, NY 10151

As of April 3, 2009, all of the trustees and officers of the Trust as a group beneficially owned the approximate percentage of the outstanding shares of the Funds as indicated in the following table. Except as noted below, the trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of the Funds and their respective classes.

Fund	Class	Approximate Percentage owned
Royce Premier Fund	K	17.81%
Royce Low-Priced Stock Fund	Investment	2.03%
Royce Low-Priced Stock Fund	K	59.16%
Royce Heritage Fund	Investment	36.00%
Royce Heritage Fund	R	99.98%
Royce Heritage Fund	K	98.64%
Royce Opportunity Fund	Consultant	4.93%
Royce Opportunity Fund	R	35.09%
Royce Opportunity Fund	K	99.58%
Royce Value Fund	Investment	17.02%
Royce Value Plus Fund	Investment	1.60%
Royce Value Plus Fund	K	3.83%
Royce Technology Value Fund	Service	16.21%
Royce 100 Fund	Investment	11.05%
Royce 100 Fund	R	99.83%
Royce 100 Fund	K	80.91%
Royce Discovery Fund	Service	56.88%
Royce Financial Services Fund	Service	7.35%
Royce Dividend Value Fund	Investment	42.76%
Royce Dividend Value Fund	Service	4.76%
Royce Select Fund II	Investment	44.66%
Royce Global Select Fund	Investment	29.42%
Royce Global Value Fund	Service	6.27%
Royce European Smaller-Companies Fund	Service	18.37%
Royce SMid-Cap Value Fund	Service	9.92%
Royce SMid-Cap Select Fund	Investment	73.09%
Royce International Smaller-Companies Fund	Service	68.55%
Royce Focus Value Fund	Service	99.34%

INVESTMENT ADVISORY SERVICES

Services Provided by Royce

As compensation for its services under the Investment Advisory Agreements for the Funds listed below, Royce is entitled to receive the following fees:

Fund	Percentage Per Annum of Fund’s Average Net Assets
Royce Pennsylvania Mutual Fund	1.00% of first $50,000,000,
.875% of next $50,000,000 and
.75% of any additional average net assets

Royce Premier Fund	1.00% of first $2,000,000,000,
Royce Total Return Fund	.95% of next $2,000,000,000 and
Royce Heritage Fund	.90% of next $2,000,000,000,
Royce Opportunity Fund	.85% of any additional average net assets
Royce Special Equity Fund
Royce Value Fund
Royce Value Plus Fund
Royce 100 Fund

Fund	Percentage Per Annum of Fund’s Average Net Assets
Royce Discovery Fund	1.00% of first $2,000,000,000,
Royce Financial Services Fund	.95% of next $2,000,000,000 and
Royce Dividend Value Fund	.90% of next $2,000,000,000,
Royce SMid-Cap Value Fund	.85% of any additional average net assets
Royce Focus Value Fund
Royce Partners Fund

Royce Micro-Cap Fund	1.30% of first $2,000,000,000,
1.25% of next $2,000,000,000,
1.20% of next $2,000,000,000 and
1.15% of any additional average net assets

Royce Low-Priced Stock Fund	1.15% of first $2,000,000,000,
1.10% of next $2,000,000,000,
1.05% of next $2,000,000,000 and
1.00% of any additional average net assets

Royce Global Value Fund	1.20% of next $2,000,000,000,
Royce European Smaller-Companies Fund	1.15% of next 2,000,000,000 and
1.10% of any additional average net assets
Royce International Smaller-Companies Fund

Such fees are payable monthly from the assets of the Fund involved and, in the case of Royce Pennsylvania Mutual, Royce Micro-Cap, Royce Premier, Royce Low-Priced Stock, Royce Total Return, Royce Heritage, Royce Opportunity, Royce Special Equity, Royce Value, Royce Value Plus, Royce 100 and Royce Dividend Value Funds, are allocated among each of their Classes of shares based on the relative net assets of each class.

Under such Investment Advisory Agreements, Royce (i) determines the composition of each Fund’s portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Trust’s Board of Trustees; (ii) provides each Fund with investment advisory, research and related services for the investment of its assets; and (iii) pays expenses incurred in performing its investment advisory duties under the Investment Advisory Agreements.

The Trust pays all administrative and other costs and expenses attributable to its operations and transactions with respect to the above-listed Funds, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholder reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated trustees’ fees; and brokerage commissions. Please see the section of this Statement of Additional Information entitled, “Services Agreements” for more information.

Under its Investment Advisory Agreements with Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund, each Fund pays Royce a performance fee. See “Management of the Fund” in the Funds’ Prospectuses for further information concerning this fee and other material terms of such Investment Advisory Agreement, including Royce’s obligation to pay the Fund’s ordinary operating expenses.

     For each of the three years ended December 31, 2006, 2007 and 2008, as applicable, Royce received advisory fees from the Funds (net of any amounts waived by Royce) and waived advisory fees payable to it, as follows:

	Net Advisory Fees	Amounts
	Received by Royce	Waived by Royce

Royce Pennsylvania Mutual Fund
2006	$26,546,240	$-
2007	34,307,809	-
2008	29,546,837	-

Royce Micro-Cap Fund
2006	10,879,995	-
2007	12,426,708	-
2008	10,789,439	-

Royce Premier Fund
2006	43,777,196	-
2007	46,558,077	-
2008	43,747,734	-

Royce Low-Priced Stock Fund
2006	48,979,683	-
2007	53,212,404	-
2008	40,028,149	-

Royce Total Return Fund
2006	55,773,242	-
2007	58,231,511	-
2008	45,815,875	-

Royce Heritage Fund
2006	758,608	-
2007	1,152,119	-
2008	1,033,209	-

Royce Opportunity Fund
2006	21,531,022	-
2007	25,307,007	-
2008	17,489,117	-

Royce Special Equity Fund
2006	6,289,164	-
2007	6,134,201	-
2008	5,066,593	-

Royce Value Fund
2006	3,323,186	-
2007	8,085,505	-
2008	9,830,563	-

	Net Advisory Fees	Amounts
	Received by Royce	Waived by Royce

Royce Value Plus Fund
2006	$8,179,072	$-
2007	25,396,005	-
2008	26,130,183	-

Royce 100 Fund
2006	271,594	-
2007	363,777	-
2008	468,648	4,176

Royce Discovery Fund
2006	-	39,585
2007	13,686	30,161
2008	-	32,206

Royce Financial Services Fund
2006	-	26,310
2007	18,115	30,281
2008	12,677	65,645

Royce Dividend Value Fund
2006	812	45,106
2007	64,774	10,875
2008	22,826	40,720

Royce Select Fund I
2006	540,086	-
2007	471,713	-
2008	14,485	-

Royce Select Fund II
2006	30,501	-
2007	17,163	-
2008	-	-

Royce Global Select Fund
2006	26,162	-
2007	95,871	-
2008	33,417	-

	Net Advisory Fees	Amounts
	Received by Royce	Waived by Royce
Royce Global Value Fund
2007*	$147,623	$8,067
2008	369,437	50,392

Royce European Smaller-Companies Fund
2007*	32,141	35,984
2008	18,383	75,152

Royce SMid-Cap Value Fund
2007**	-	2,938
2008	35,453	41,016

Royce SMid-Cap Select Fund
2007**	3,338	-
2008	2,711	-

Royce International Smaller-Companies Fund
2008**	-	11,161

*For the period December 29, 2006 (commencement of operations) to December 31, 2007
**For the period September 28, 2007 (commencement of operations) to December 31, 2007
***For the period June 30, 2008 (commencement of operations) to December 31, 2008

SERVICE AGREEMENTS

Effective January 1, 2008, the Funds and Royce entered into an Administration Agreement. Under the terms of the Administration Agreement, Royce provides the Funds with, among other things, administrative, professional, compliance and clerical services; necessary personnel, office space and facilities and equipment; preparation of its prospectuses, statements of additional information and proxy statements, shareholders’ reports and notices and other reports and filings made to and with the Securities Exchange Commission and/or other regulators; administering shareholder accounts, handling shareholder relations and such other services as Royce, subject to the Funds’ Board of Trustees, shall from time to time determine to be necessary or useful to perform its obligations under the terms of the Administration Agreement. Royce also, on behalf of the Funds, conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and other such persons in any such other capacity deemed to be necessary or desirable. Royce does not receive a fee under the terms of the Administration Agreement but rather is reimbursed by the Funds on a monthly, or more frequent basis, for any and all costs and expenses that it may incur in providing services under the Administration Agreement, including, without limitation, the costs and expenses relating to necessary personnel, rent, telephone, technology and supplies.

PORTFOLIO MANAGERS

The following table shows the dollar range of each Fund’s shares owned beneficially and of record by each of the Fund’s Portfolio Managers, Co-Portfolio Managers and Assistant Portfolio Managers (“Portfolio Managers”), including investments by their immediately family members sharing the same household and amounts invested through retirement and deferred compensation plans. Except as described in the footnotes to the table, information in the table is provided as of December 31, 2008, The Royce Fund’s most recent fiscal year end.

Portfolio Manager Investments in Each Fund

Dollar Range of Fund
	Shares Beneficially	Total Ownership Interest
Name	Owned*	in Fund Shares**
Royce Pennsylvania Mutual Fund
Charles M. Royce (Portfolio Manager)	Over $1,000,000	Over $1,000,000
Jay S. Kaplan (Assistant Portfolio Manager)	Over $1,000,000	Over $1,000,000
Lauren Romeo (Assistant Portfolio Manager)	$100,001 - $500,000	$500,001 - $1,000,000

Royce Micro-Cap Fund
Jenifer Taylor (Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
W. Whitney George (Assistant Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000
David Nadel (Assistant Portfolio Manager)	None	None

Royce Premier Fund
Charles M. Royce (Co-Portfolio Manager)	Over $1,000,000	Over $1,000,000
W. Whitney George (Co-Portfolio Manager)	Over $1,000,000	Over $1,000,000
Lauren Romeo (Assistant Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000

Royce Low-Priced Stock Fund
W. Whitney George (Portfolio Manager)	Over $1,000,000	Over $1,000,000
James A. Skinner (Assistant Portfolio Manager)	$100,001 - $500,000	$500,001 - $1,000,000

Royce Total Return Fund
Charles M. Royce (Portfolio Manager)	Over $1,000,000	Over $1,000,000
Jay S. Kaplan (Assistant Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000
George Necakov (Assistant Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
Christopher E. Flynn (Assistant Portfolio Manager)	None	None

Royce Heritage Fund
Charles M. Royce (Portfolio Manager)	$500,001 - $1,000,000***	$500,001 - $1,000,000***
James J. Harvey (Assistant Portfolio Manager)	$10,001 - $50,000	$100,001 - $500,000

Royce Opportunity Fund
Boniface A. Zaino (Portfolio Manager)	Over $1,000,000	Over $1,000,000
William A. Hench (Assistant Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000

Royce Special Equity Fund
Charles R. Dreifus (Portfolio Manager)	Over $1,000,000	Over $1,000,000

Royce Value Fund
W. Whitney George (Co-Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000
Jay S. Kaplan (Co-Portfolio Manager)	$500,001 - $1,000,000	Over $1,000,000
Lauren Romeo (Assistant Portfolio Manager)	None	$50,001 - $100,000

Dollar Range of Fund
	Shares Beneficially	Total Ownership Interest
Name	Owned*	in Fund Shares**
Royce Value Plus Fund
James A. Skinner (Portfolio Manager)	Over $1,000,000	Over $1,000,000
W. Whitney George (Assistant Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

Royce 100 Fund
Charles M. Royce (Portfolio Manager)	Over $1,000,000	Over $1,000,000
Lauren Romeo (Assistant Portfolio Manager)	$10,001 - $50,000	$10,001 - $50,000

Royce Discovery Fund
George Necakov (Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

Royce Financial Services Fund
Charles M. Royce (Portfolio Manager)	$100,001 - $500,000***	$100,001 - $500,000***
Christopher E. Flynn (Assistant Portfolio Manager)	None	None

Royce Dividend Value Fund
Charles M. Royce (Co-Portfolio Manager)	$500,001 - $1,000,000***	$500,001 - $1,000,000***
Jay S. Kaplan (Co-Portfolio Manager)	None	$1 - $10,000

Royce Global Value Fund
David Nadel (Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
W. Whitney George (Co-Portfolio Manager)	Over $1,000,000	Over $1,000,000

Royce European Smaller-Companies Fund
Charles M. Royce (Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000
David Nadel (Assistant Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

Royce Select Fund I
Lauren Romeo (Portfolio Manager)	$100,001 - $500,000
Charles M. Royce (Assistant Portfolio Manager)	$50,001 - $100,000	$50,001 - $100,000

Royce Select Fund II
James J. Harvey (Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
Charles M. Royce (Assistant Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

Royce Global Select Fund
David Nadel (Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
W. Whitney George (Assistant Portfolio Manager)	Over $1,000,000	Over $1,000,000

Royce SMid-Cap Value Fund
Charles M. Royce (Co-Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
Steven G. McBoyle (Co-Portfolio Manager)	None	$1 - $10,000

Royce SMid-Cap Select Fund
Steven G. McBoyle (Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
Charles M. Royce (Assistant Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

Royce International Smaller-Companies Fund
Charles M. Royce (Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000***
George Necakov (Assistant Portfolio Manager)	None	None

Dollar Range of Fund
	Shares Beneficially	Total Ownership Interest
Name	Owned*	in Fund Shares**
David A. Nadel (Assistant Portfolio Manager)	None	None

Royce Focus Value Fund
W. Whitney George (Portfolio Manager)	Over $1,000,000	Over $1,000,000

Royce Partners Fund
Charles M. Royce (Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000

* This column reflects investments in a Fund’s shares owned directly by a Portfolio Manager or beneficially owned by a Portfolio Manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A Portfolio Manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household. All ownership information is as of December 31, 2008 for those persons who were named Portfolio Managers in the Funds’ prospectus on that date and as of March 31, 2009 (and in the case of Royce Partners Fund, as of April 27, 2009) for those persons who were not.
**Includes, in addition to amounts reported in the previous column, unvested amounts held as “phantom shares” in the Fund on the Portfolio Manager’s behalf through Royce’s deferred compensation arrangements. All ownership information is as of December 31, 2008 for those persons who were named Portfolio Managers in the Funds’ prospectus on that date, and as of March 31, 2009 (and in the case of Royce Partners Fund, as of April 27, 2009) for those persons who were not.
***The values of Mr. Royce’s above reported Fund share holdings do not include certain accounts for the benefit of members of Mr. Royce’s family over which he exercises investment and voting discretion. Had these accounts been reflected, Mr. Royce’s share holdings in this Fund would be Over $1,000,000.

Description of Portfolio Manager Compensation Structure

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers, receive from Royce a base salary, a Performance Bonus (generally the largest element of each Portfolio Manager’s compensation with the exception of Charles M. Royce and W. Whitney George), a firm bonus based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

-
PERFORMANCE BONUS. Each Portfolio Manager receives a quarterly Performance Bonus that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly Performance Bonus received by Charles M. Royce that relates to each of Royce Micro-Cap Trust and Royce Value Trust is performance-based fee revenue. For all Portfolio Managers, other than Boniface A. Zaino, William A. Hench and Charles R. Dreifus, the Performance Bonus applicable to the registered investment company accounts managed by the Portfolio Manager is subject to upward or downward adjustment or elimination based on a combination of 3-year and 5-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds

-
with three years of history tracked by Morningstar (as of December 31, 2008 there were 344 such Funds tracked by Morningstar) and the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes. The Performance Bonus applicable to non-registered investment company accounts managed by a Portfolio Manager, and to Royce Select Fund I, Royce Select Fund II and Royce SMid-Cap Select Fund for Charles M. Royce, and Royce Global Select Fund for W. Whitney George, is not subject to performance-related adjustment.

Payment of the Performance Bonus may be deferred as described below, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Performance Bonus will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested bonus investments in the Royce registered investment company account for which he or she is receiving portfolio management compensation.

-	FIRM BONUS. Each Portfolio Manager, other than William A. Hench, receives a quarterly bonus based on Royce’s net revenues.

-
BENEFIT PACKAGE. Each Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Managers’ overall compensation.

Charles M. Royce and W. Whitney George, in addition to the above-described compensation, also receive a bonus based on Royce’s retained pre-tax operating profit. This bonus, along with the Performance Bonus and Firm Bonus, generally represents the most significant element of Messrs. Royce’s and George’s compensation. A portion of the above-described compensation payable to Mr. Royce relates to his responsibilities as Royce’s Chief Executive Officer, Chief Investment Officer and President of The Royce Funds.

Other Portfolio Manager Accounts

The following chart contains information regarding all Royce client accounts for which each Portfolio Manager has day-to-day management responsibilities. Information in the chart is as of December 31, 2008 for those persons who were named Portfolio Managers on that date and as of March 31, 2009 (and in the case of Royce Partners Fund, as of April 27, 2009) for those persons who were not. Accounts are grouped into three categories: (i) registered investment companies, (ii) private pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

				Number of
				Accounts
				Managed for	Value of
				which Advisory	Managed Accounts
		Number of		Fee is	for which Advisory
Name of	Type of	Accounts	Total Assets	Performance-	Fee is Performance-
Portfolio Manager	Account	Managed	Managed	Based	Based
Charles M. Royce
	Registered investment companies	16	$11,130,909,248	5	$1,073,183,743

	Private pooled investment vehicles	2	$22,195,995	2	$22,195,995

	Other accounts*	11	$41,354,773	None	None

W. Whitney George
	Registered investment companies	10	$9,880,188,920	1	$6,049,121

	Private pooled investment vehicles	3	$183,114,629	1	$93,749,289

	Other accounts*	1	$16,656,942	None	None

Boniface A. Zaino
	Registered investment companies	1	$1,059,533,830	None	None

	Private pooled investment vehicles	3	$372,400,734	1	$9,231,540

	Other accounts*	None	None	None	None

Charles R. Dreifus
	Registered investment companies	1	$499,406,561	None	None

	Private pooled investment vehicles	None	None	None	None

	Other accounts*	8	$250,759,802	None	None

Jay S. Kaplan
	Registered investment companies	4	$4,206,659,151	None	None

	Private pooled investment vehicles	None	None	None	None

	Other accounts*	None	None	None	None

James A. Skinner
	Registered investment companies	2	$4,489,702,777	None	None

	Private pooled investment vehicles	2	$89,365,340	None	None

				Number of
				Accounts
				Managed for	Value of
				which Advisory	Managed Accounts
		Number of		Fee is	for which Advisory
Name of	Type of	Accounts	Total Assets	Performance-	Fee is Performance-
Portfolio Manager	Account	Managed	Managed	Based	Based
	Other accounts*	None	None	None	None

Jenifer Taylor
	Registered investment companies	3	$1,147,999,067	1	$229,854,431

	Private pooled investment vehicles	1	$5,173,504	None	None

	Other accounts*	None	None	None	None

James J. Harvey
	Registered investment companies	3	$320,339,510	2	$231,552,650

	Private pooled investment vehicles	1	$9,231,540	1	$9,231,540

	Other accounts*	None	None	None	None

George Necakov
	Registered investment companies	3	$3,364,634,922	None	None

	Private pooled investment vehicles	2	$16,123,357	1	$13,876,771

	Other accounts*	None	None	None	None

William A. Hench
	Registered investment companies	1	$1,059,533,830	None	None

	Private pooled investment vehicles	None	None	None	None

	Other accounts*	None	None	None	None

Christopher E. Flynn
	Registered investment companies	4	$4,422,984,845	2	$1,053,088,493

	Private pooled investment vehicles	None	None	None	None

	Other accounts*	None	None	None	None

Lauren Romeo
	Registered investment companies	5	$7,444,367,427	1	$17,479,679

Number of
Accounts
				Managed for	Value of
				which Advisory	Managed Accounts
		Number of		Fee is	for which Advisory
Name of	Type of	Accounts	Total Assets	Performance-	Fee is Performance-
Portfolio Manager	Account	Managed	Managed	Based	Based
	Private pooled investment vehicles	None	None	None	None

	Other accounts*	None	None	None	None

David Nadel
	Registered investment companies	7	$1,752,428,274	2	$829,283,183

	Private pooled investment vehicles	None	None	None	None

	Other accounts*	None	None	None	None

Mike Hveem
	Registered investment companies	1	$823,234,062	1	$823,234,062

	Private pooled investment vehicles	None	None	None	None

	Other accounts*	None	None	None	None

Steven G. McBoyle
	Registered investment companies	2	$14,976,441	1	$917,352

	Private pooled investment vehicles	None	None	None	None

	Other accounts*	None	None	None	None

*	Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Funds’ Rule 17j-1 Code of Ethics.

Potential Conflicts of Interest

The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate.

In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. See also, “Portfolio Transactions” below.

As described above, there is a revenue-based component of each Portfolio Manager’s Performance Bonus and the Portfolio Managers also receive a Firm Bonus based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce and W. Whitney George receive a bonus based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of the Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Fund shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by Funds or other Royce client accounts to Royce), which relates to the management of one or more Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although bonuses and other compensation derived from Royce revenues or profits are impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured compensation. Notwithstanding the above, the Performance Bonus paid to Charles M. Royce as Portfolio Manager of two registered investment company accounts (Royce Value Trust and Royce Micro-Cap Trust) is based, in part, on performance-based fee revenues. Royce Value Trust and Royce Micro-Cap Trust pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index. In addition, four other registered investment company accounts, Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund, each pay Royce a performance-based fee.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for a Fund or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests). See “Code of Ethics and Related Matters” below. Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DISTRIBUTION

The Funds are engaged in a continuous offering of their shares. RFS, a wholly-owned subsidiary of Royce, is the distributor of each Fund’s shares. RFS has its office at 745 Fifth Avenue, New York, New York 10151. It was organized in November 1982 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust, RFS is entitled to receive, for and from the assets of the Fund or share class involved, a monthly fee equal to 1% per annum (consisting of an asset-based sales charge of .75% and a personal service and/or account maintenance fee of .25%) of Royce Pennsylvania Mutual Fund’s, Royce Micro-Cap Fund’s, Royce Premier Fund’s, Royce Total Return Fund’s, Royce Heritage Fund’s, Royce Opportunity Fund’s, Royce Special Equity Fund’s, Royce Value Fund’s, and Royce Value Plus Fund’s Consultant Classes’ respective average net assets, .50% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of Royce Pennsylvania Mutual Fund’s, Royce Premier Fund’s, Royce Low-Priced Stock Fund’s, Royce Total Return Fund’s, Royce Heritage Fund’s, Royce Opportunity Fund’s, Royce Value Fund’s, Royce Value Plus Fund’s and Royce 100 Fund’s R Classes’ respective average net assets , .25% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of Royce Pennsylvania Mutual Fund’s, Royce Micro-Cap Fund’s, Royce Premier Fund’s, Royce Low-Priced Stock Fund, Royce Total Return Fund’s, Royce Heritage Fund’s, Royce Opportunity Fund’s, Royce Special Equity Fund’s, Royce Value Fund’s, Royce Value Plus Fund’s, Royce 100 Fund’s, Royce Discovery Fund’s, Royce Financial Services Fund’s, Royce Dividend Value Fund’s, Royce Global Value Fund’s, Royce European Smaller-Companies Fund’s, Royce SMid-Cap Value Fund’s, Royce International Smaller-Companies Fund’s, Royce Focus Value Fund’s and Royce Partners Fund’s Service Classes’ respective average net assets and .25% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of Royce Pennsylvania Mutual Fund’s, Royce Premier Fund’s, Royce Low-Priced Stock Fund, Royce Total Return Fund’s, Royce Heritage Fund’s, Royce Opportunity Fund’s, Royce Value Fund’s, Royce Value Plus Fund’s and Royce 100 Fund’s K Classes’ respective average net assets. Except to the extent that they may be waived by RFS, these fees are not subject to any required reductions. RFS is also entitled to the proceeds of any contingent deferred sales charges (“CDSC”) that may be imposed on Royce Pennsylvania Mutual Fund’s, Royce Micro-Cap Fund’s, Royce Premier Fund’s, Royce Total Return Fund’s, Royce Heritage Fund’s, Royce Opportunity Fund’s, Royce Special Equity Fund’s, Royce Value Fund’s and Royce Value Plus Fund’s Consultant Class shares redeemed less than 365 days from the date of their purchase. Currently, each of Royce Pennsylvania Mutual Fund’s, Royce Micro-Cap Fund’s, Royce Premier Fund’s, Royce Total Return Fund’s, Royce Heritage Fund’s, Royce Opportunity Fund’s, Royce Special Equity Fund’s, Royce Value Fund’s and Royce Value Plus Fund’s Consultant Class shares bear a 1% CDSC on shares redeemed less than 365 days from the date of their purchase. Shareholders do not pay a CDSC on exchanges between Consultant Class shares of the Funds; shares acquired through reinvestment of distributions; and shares no longer subject to the CDSC. The CDSC will generally be waived for: participants in automatic investment or withdrawal plans; certain profit sharing or retirement plans; certain pre-approved group investment plans and charitable organizations; and omnibus or similar account customers of pre-approved broker-dealers and other institutions. These exemptions may not be available to investors who hold Consultant Class shares through certain broker-dealers and other financial intermediaries. Please contact your financial adviser for more information on CDSC waivers. None of the Funds’ Investment Classes, W Class or Institutional Classes are obligated to pay any fees to RFS under the Distribution Agreement.

Under the Distribution Agreement, RFS (i) seeks to promote the sale and/or continued holding of shares of such Funds through a variety of activities, including advertising, direct marketing and servicing investors and introducing parties on an on-going basis; (ii) pays sales commissions and other fees to those broker-dealers, investment advisers and others (excluding banks) who have introduced investors to such Funds (which commissions and other fees may or may not be the same amount as or otherwise comparable to the distribution fees payable to RFS); (iii) pays the cost of preparing, printing and distributing any advertising or sales literature and the cost of printing and mailing the Funds’ prospectuses to persons other than shareholders of the Funds; and (iv) pays all other expenses incurred by it in promoting the sale and/or continued holding of the shares of such Funds and in rendering such services under the Distribution Agreement. The Trust bears the expense of registering its shares with the Securities and Exchange Commission and the cost of filing for sales of its shares under the securities laws of the various states.

The Trust entered into the Distribution Agreement with RFS pursuant to a Distribution Plan which, among other things, permits each Fund that remains covered by the Plan to pay the monthly distribution fee out of its net assets. As required by Rule 12b-1 under the 1940 Act, the shareholders of each Fund or class of shares that remains covered by the Plan and the Trust’s Board of Trustees (which also approved the Distribution Agreement pursuant to which the distribution fees are paid) approved the Plan, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement.

The Plan may be terminated as to any Fund or class of shares by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan or in the Distribution Agreement or by vote of a majority of the outstanding voting securities of such Fund or class. Any change in the Plan that would materially increase the distribution cost to a Fund or class of shares requires approval by the shareholders of such Fund or class; otherwise, the Trustees, including a majority of the non-interested Trustees, as described above, may amend the Plan.

The Distribution Agreement may be terminated as to any Fund or class of shares at any time on 60 days’ written notice and without payment of any penalty by RFS, by the vote of a majority of the outstanding shares of such Fund or class or by the vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it.

The Distribution Agreement and the Plan, if not sooner terminated in accordance with their terms, will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party and who have no direct or indirect financial interest in the Plan or the Agreement and (ii) either by the vote of a majority of the outstanding shares of the Fund or class of shares involved or by the vote of a majority of the entire Board of Trustees.

While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not interested persons.

For the fiscal year ended December 31, 2008, RFS received distribution fees from the Funds as follows:

	Net	Distribution
	Distribution	Fees
	Fees	Waived
Royce Pennsylvania Mutual Fund - Service Class	$172,166	$-
Royce Pennsylvania Mutual Fund - Consultant Class	9,450,125	-
Royce Pennsylvania Mutual Fund - R Class	25,001	-
Royce Pennsylvania Mutual Fund - K Class	-	215
Royce Micro-Cap Fund - Service Class	77,174	-
Royce Micro-Cap Fund - Consultant Class	1,583,986	-
Royce Premier Fund - Service Class	609,743	-
Royce Premier Fund - Consultant Class	426,940	-
Royce Premier Fund - R Class	1,446	687
Royce Premier Fund - K Class	-	68
Royce Low-Priced Stock Fund - Service Class	6,013,456	793,676
Royce Low-Priced Stock Fund - R Class	318	237

	Net	Distribution
	Distribution	Fees
	Fees	Waived
Royce Low-Priced Stock Fund - K Class	$-	$60
Royce Total Return Fund - Service Class	578,127	-
Royce Total Return Fund - Consultant Class	5,129,781	-
Royce Total Return Fund - R Class	10,842	2,126
Royce Total Return Fund - K Class	13,736	-
Royce Heritage Fund - Service Class	225,678	-
Royce Heritage Fund - Consultant Class	58,646	-
Royce Heritage Fund - R Class	-	255
Royce Heritage Fund - K Class	-	127
Royce Opportunity Fund - Service Class	609,477	-
Royce Opportunity Fund - Consultant Class	66,994	-
Royce Opportunity Fund - R Class	-	308
Royce Opportunity Fund - K Class	-	54
Royce Special Equity Fund - Service Class	9,296	-
Royce Special Equity Fund - Consultant Class	135,109	-
Royce Value Fund - Service Class	1,995,240	-
Royce Value Fund - Consultant Class	168,651	-
Royce Value Fund - R Class	796	223
Royce Value Fund - K Class	-	276
Royce Value Plus Fund - Service Class	5,931,450	-
Royce Value Plus Fund - Consultant Class	398,970	-
Royce Value Plus Fund - R Class	834	175
Royce Value Plus Fund - K Class	-	61
Royce 100 Fund - Service Class	86,550	11,987
Royce 100 Fund - R Class	-	266
Royce 100 Fund - K Class	-	143
Royce Discovery Fund - Service Class	4,391	3,660
Royce Financial Services Fund - Service Class	18,668	913
Royce Dividend Value Fund - Service Class	10,619	670
Royce European Smaller-Companies Fund - Service Class	16,820	1,887
Royce Global Value Fund - Service Class	64,585	19,381
Royce SMid-Cap Value Fund - Service Class	17,818	1,299
Royce International Smaller-Companies Fund - Service Class	-	2,232

No trustee of the Trust who was not an interested person of the Trust had any direct or indirect financial interest in the operation of the Plan or the Distribution Agreement

Under the Rules of Fair Practice of FINRA, the front-end sales loads, asset-based sales charges and contingent deferred sales charges payable by any Fund and/or the shareholders thereof to RFS are limited to (i) 6.25% of total new gross sales occurring after July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum, increased by (ii) 6.25% of total new gross sales occurring after such Fund first adopted the Plan until July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum less any front-end, asset-based or deferred sales charges on such sales or net assets resulting from such sales.

Shares of the Funds may be held by certain financial intermediaries for the benefit of their customers. In such instances, some or all of the recordkeeping for these accounts may be performed by such financial intermediaries and the Funds may not have to maintain accounts for the customers of the financial intermediaries who have invested in the Funds. RFS and/or Royce may make payments to financial intermediaries that provide the opportunity to distribute the Funds through their sales personnel, provide access to their selling personnel or branch offices, introduce investors to the Funds and/or for recordkeeping/administrative services. In addition, the Trust’s Board of Trustees has authorized the Funds to compensate financial intermediaries to the extent the services such parties render to a Fund are non-distribution related recordkeeping, account maintenance or other shareholder services.

As noted above, Royce makes payments from its own resources for distribution and/or administrative services related to the Funds to certain financial intermediaries. As of April 27, 2009, the financial intermediaries that Royce anticipates will receive payments from Royce’s own resources include:

ASI	Expertplan	Morgan Stanley
Charles Schwab	Fidelity Brokerage	National Investor Services Corp.
CDM Retirement Consultants	First Trust	Pershing
DAC	Merrill Lynch	Smith Barney
Emjayco	Mid-Atlantic Capital Corp.	UBS

CUSTODIAN

State Street Bank and Trust Company (“State Street”) is the custodian for the securities, cash and other assets of each Fund but it does not participate in any Fund’s investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street’s main office is at John Adams Building, 2 North, 1776 Heritage Drive, North Quincy, MA 02171.

State Street is responsible for calculating each Fund’s daily net asset value per share and for maintaining its portfolio and general accounting records and also provides certain shareholder services.

TRANSFER AGENT

Boston Financial Data Services, Inc. (“BFDS”) is the transfer agent and dividend disbursing agent for each Fund’s shares, but it does not participate in any Fund’s investment decisions. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by BFDS at 330 W. 9th Street, Kansas City, Missouri 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, whose address is 100 East Pratt Street, Suite 1900, Baltimore, MD 21202-1096, is the Trust’s independent registered public accounting firm, providing audit services, tax return preparation and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

PORTFOLIO TRANSACTIONS

Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund’s portfolio securities. Royce does not select a broker to effect a securities transaction for a Fund unless Royce believes such broker is capable of obtaining the best execution for the security involved in the transaction. Best execution is comprised of several factors, including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained.

In addition to considering a broker’s execution capability, Royce generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Royce may use commission dollars generated by agency transactions for the Funds and its other client accounts to pay for such services. Research services that may be paid for in this way assist Royce in carrying out its investment decision-making responsibilities. They may include general economic research, market and statistical information, industry and technical research, strategy and company research, advice as to the availability of securities or purchasers or sellers of a particular security, and research related to performance measurement, and may be written or oral. Brokerage services that may be paid for in this way include effecting securities transactions and incidental functions such as clearance, settlement and custody.

Royce is authorized, in accordance with Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreements with the Trust, to cause the Funds to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to Royce by the broker. Thus, the Funds generally pay higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. Royce determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or Royce’s overall responsibilities with respect to its accounts. Liquidity rebates and payments for order flow are not considered by Royce to be significant factors when selecting brokers and setting broker commission rates.

Research and brokerage services furnished by brokers through whom a Fund effects securities transactions may be used by Royce in servicing all of its accounts, and Royce may not use all of such services in connection with the Trust or any one of its Funds. Moreover, Royce’s receipt of these services does not reduce the investment advisory fees payable to Royce, even though Royce might otherwise be required to purchase some of them for cash. Royce may, therefore, be viewed as having a conflict of interest relating to its obtaining such research services with Fund and other client account commission dollars.

Firms that provide such research and brokerage services to Royce may also promote the sale of the Funds’ shares, and Royce and/or RFS may separately compensate them for doing so. RFS does not effect portfolio security transactions for the Funds or others.

Even though Royce makes investment decisions for each Fund independently from those for the other Funds and the other accounts managed by Royce, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce account because the same security may be suitable for more than one of them. When Royce is purchasing or selling the same security for more than one Royce account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner believed by Royce to be equitable to each. Royce generally effects such purchases and sales of the same security pursuant to Royce’s Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, Royce places and executes unallocated orders with broker-dealers during the trading day and then allocates the securities purchased or sold in such transactions to one or more of Royce’s accounts at or shortly following the close of trading, generally using the average net price obtained by accounts with the same primary portfolio manager. Royce does such allocations based on a number of judgmental factors that it believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund.

From time to time, one or more of Royce’s portfolio managers may sell short or purchase long a security for the client accounts that he manages even though one or more other portfolio managers may have or acquire an opposite position in this same security for the client accounts that they manage. In addition, from time to time, two portfolio managers with independent investment discretion over separate portions of a single Fund’s portfolio may place opposite direction trades for that Fund in the same security on the same day or within a short period of time of one another. Although Royce has taken certain steps designed to minimize the circumstances under which this will occur, it nevertheless could result in adverse tax consequences to the Fund’s taxable shareholders.

During each of the three years ended December 31, 2006, 2007 and 2008, the Funds paid brokerage commissions as follows:

Fund	2006	2007	2008
Royce Pennsylvania Mutual Fund	$6,272,424	$6,249,052	$5,560,657
Royce Micro-Cap Fund	2,040,903	2,258,615	2,326,404
Royce Premier Fund	2,052,483	2,456,398	1,806,369
Royce Low-Priced Stock Fund	6,716,289	6,243,975	7,178,458
Royce Total Return Fund	2,672,069	3,411,734	3,298,080
Royce Heritage Fund	457,905	854,184	688,086
Royce Opportunity Fund	5,700,314	5,973,198	5,604,059
Royce Special Equity Fund	506,553	549,146	502,151
Royce Value Fund	899,954	2,246,283	2,218,617
Royce Value Plus Fund	3,768,716	7,330,509	6,491,375
Royce 100 Fund	68,928	84,971	178,097
Royce Discovery Fund	5,063	7,780	4,081
Royce Financial Services Fund	3,588	9,563	32,593
Royce Dividend Value Fund	6,718	29,286	19,840
Royce Select Fund I	52,180	56,009	89,586
Royce Select Fund II	23,258	55,244	30,417
Royce Global Select Fund	4,090	18,394	23,154
Royce Global Value Fund*	-	65,333	160,554
Royce European Smaller-Companies Fund*	-	23,836	21,419
Royce SMid-Cap Value Fund**	-	1,055	111,504
Royce SMid-Cap Select Fund**	-	1,177	14,799
Royce International Smaller-Companies Fund***	-	-	5,832

* Commenced operations on December 29, 2006
** Commenced operations on September 28, 2007
***Commenced operations on June 30, 2008

For the year ended December 31, 2008, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

	Aggregate Amount of	Commissions
	Brokerage Transactions	Paid For Such
Fund	Having a Research Component	Transactions
Royce Pennsylvania Mutual Fund	$2,487,913,664	$5,478,310
Royce Micro-Cap Fund	581,750,492	2,248,243
Royce Premier Fund	1,122,356,083	1,766,044
Royce Low-Priced Stock Fund	2,163,157,702	7,027,348
Royce Total Return Fund	1,663,974,317	2,881,905
Royce Heritage Fund	246,388,527	671,702
Royce Opportunity Fund	1,448,136,148	5,269,777
Royce Special Equity Fund	218,441,768	500,913
Royce Value Fund	1,118,812,965	2,187,305
Royce Value Plus Fund	2,288,088,616	6,291,725
Royce 100 Fund	88,203,067	171,796
Royce Discovery Fund	224,846	516
Royce Financial Services Fund	14,905,785	32,078
Royce Dividend Value Fund	283,830	19,425
Royce Select Fund I	37,124,832	88,368
Royce Select Fund II	9,688,616	29,751
Royce Global Select Fund	7,820,604	22,876
Royce Global Value Fund	63,487,296	159,070
Royce European Smaller-Companies Fund	10,776,999	21,419
Royce SMid-Cap Value Fund	6,472,819	108,977
Royce SMid-Cap Select Fund	11,525,512	14,430
Royce International Smaller-Companies Fund	2,092,260	5,654

As of December 31, 2008, the aggregate values of the securities of regular broker-dealers purchased by a Fund during the year ended December 31, 2008 were as follows:

Issuer	Fund(s)	Value
State Street Bank & Trust Company[1]	Royce Pennsylvania Mutual Fund	$146,656,000
	Royce Micro-Cap Fund	34,377,000
	Royce Premier Fund	213,498,000
	Royce Low-Priced Stock Fund	99,960,000
	Royce Total Return Fund	45,784,000
	Royce Heritage Fund	460,000
	Royce Opportunity Fund	61,744,000
	Royce Special Equity Fund	141,217,000
	Royce Value Fund	34,780,000

Issuer	Fund(s)	Value
	Royce Value Plus Fund	$143,881,000
	Royce 100 Fund	6,641,000
	Royce Discovery Fund	$77,000
	Royce Financial Services Fund	386,000
	Royce Dividend Value Fund	1,040,000
	Royce Select Fund I	14,635,256
	Royce Select Fund II	19,000
	Royce Global Select Fund	897,000
	Royce Global Value Fund	563,000
	Royce European Smaller-Companies	149,000
	Fund
	Royce SMid-Cap Value Fund	503,000
	Royce SMid-Cap Select Fund	175,000
	Royce International Smaller-	463,000
	Companies Fund

Knight Capital Group, Inc.	Royce Pennsylvania Mutual Fund	15,098,958
	Royce Premier Fund	75,375,280
	Royce Low-Priced Stock Fund	41,860,800
	Royce Value Fund	22,123,885
	Royce Value Plus Fund	37,576,205
	Royce Global Select Fund	201,875
	Royce Global Value Fund	1,090,125

Jefferies Group, Inc.	Royce Pennsylvania Mutual Fund	9,775,918
	Royce Heritage Fund	126,540
	Royce 100 Fund	459,762
	Royce Financial Services Fund	111,074
	Royce Dividend Value Fund	42,180
	Royce Low-Priced Stock Fund	10,519,692

____________________________ [1] All securities purchased were overnight Repurchase Agreements.

CODE OF ETHICS AND RELATED MATTERS

Royce, RFS and The Royce Funds have adopted a Code of Ethics under which directors (other than non-management directors), officers and employees of Royce and RFS (“Royce-related persons”) and interested trustees/directors, officers and employees of The Royce Funds are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce account. The Code of Ethics permits such persons to engage in other personal securities transactions if (i) the securities involved are certain debt securities, money market instruments/funds, shares of non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic investment plan, including among other things, dividend reinvestment plans or employee-approved automatic payroll-deduction cash purchase plans, (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control or (iii) they first obtain permission to trade from Royce’s Compliance Officer and either an executive officer or Senior Portfolio Manager of Royce. The Code contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

Royce’s clients include several private investment companies in which Royce, Royce-related persons and/or other Legg Mason affiliates have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company’s realized and unrealized net capital gains from securities transactions, but less than 25% of the company’s equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce’s allocation policies and procedures. See “Portfolio Transactions”.

As of April 3, 2009, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $66.3 million, and such persons beneficially owned equity interests in Royce-related private investment companies totaling approximately $79 million.

PROXY VOTING POLICIES AND PROCEDURES

Royce has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself, the Funds and all The Royce Funds and clients accounts for which Royce is responsible for voting proxies. (A copy of the Proxy Voting Procedures is attached to this Statement of Additional Information as Exhibit A). The Board of Trustees of the Funds has delegated all proxy voting decisions to Royce. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

Royce personnel are responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. Royce divides proxies into “regularly recurring” and “non-regularly recurring” matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Regularly recurring matters are generally voted as recommended by the issuer’s board of directors or management. Non-regularly recurring matters are brought to the attention of portfolio manager(s) for the applicable account(s) and, after giving consideration to advisories provided by an independent third party research firm, the portfolio manager(s) directs that such matters be voted in a way that he believes should better protect or enhance the value of the investment. If the portfolio manager determines that information relating to a proxy requires additional analysis, is missing, or is incomplete, the portfolio manager will give the proxy to an analyst or another portfolio manager for review and analysis. Under certain circumstances, Royce may vote against a proposal from the issuer’s board of directors or management. Royce’s portfolio managers decide these issues on a case-by-case basis. A Royce portfolio manager may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client’s best interest to vote.

There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to (a) when certain securities are out on loan at the time of a record date, (b) when administrative or operational constraints impede the ability to cast a timely vote, such as late receipt of proxy voting information, and/or (c) when systems, administrative or processing errors occur (including errors by Royce or third party vendors).

In furtherance of Royce’s goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce’s interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third party research firm.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request, by calling the Fund toll-free at (800) 221-4268 and on the SEC’s Internet site at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board of Trustees of the Funds has adopted the following policy and procedures with respect to the disclosure of portfolio holdings:

It is the policy of the Funds to prevent the selective disclosure of non-public information concerning Fund portfolio holdings. Unless specifically authorized by The Royce Fund’s Chief Compliance Officer, no non-public portfolio holdings information for any Fund may be provided to anyone except in accordance with the following Policy and Procedures.

Public Disclosure of Portfolio Holdings

No earlier than 15 days after the end of each calendar quarter, the Funds’ most recent complete quarter-end schedules of portfolio holdings will be posted on the Funds’ website. Such disclosure will remain accessible on the Funds’ website until the posting of the next quarter-end portfolio holdings schedules. The Funds also distribute complete portfolio holdings information to their shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period ends. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Funds’ website www.roycefunds.com. Finally, complete portfolio holdings information is filed with the Securities and Exchange Commission on Form N-Q as of the close of the Funds’ first and third quarters of the fiscal years. The Funds’ Form N-Q filings are available on both the Funds’ website and on the website of the Securities and Exchange Commission at http://www.sec.gov.

All other portfolio holdings information must first be posted on the Funds’ website before it is provided to anyone. Complete or partial portfolio holdings information may, therefore, be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, only if such information is based on the latest holdings information publicly available on the Funds’ website.

Non-Public Dissemination of Portfolio Holdings Information

From time to time, portfolio holdings information that is not publicly available may be required by the Fund’s service providers or other third parties in order to perform various services for the Funds, including, but not limited to, custodian services, pricing services, auditing, printing, legal, compliance, software support, proxy voting support and providing ratings for a Fund. Such persons may be provided with information more current than the latest publicly-available portfolio holdings only if 1) more current information is necessary in order for the third party to complete its task and 2) the third party has agreed in writing to keep the information confidential and to not use the information to trade securities. Non-public dissemination to a Fund service provider must be authorized by Royce’s Chief Operating Officer, Royce’s General Counsel or the Fund’s Chief Compliance Officer only after it is determined that such dissemination serves a legitimate business purpose in the best interest of shareholders.

At the present time, the Funds have ongoing arrangements with the following service providers to provide them with non-public portfolio holdings information:

State Street Bank and Trust Company - Information is provided daily with no time lag.
PricewaterhouseCoopers LLP - Information is provided as needed with no time lag.
Sidley Austin, LLP - Information is provided with Board materials with a time lag of less than 1 week to ten weeks, and may be provided at other times as needed.
Glass Lewis & Co. - Information is provided daily with no time lag.
Broadridge Financial Solutions, Inc. – Information is provided daily with no time lag
Allied Printing Services, Inc. - Information is generally provided with a time lag of two weeks but may be provided with no time lag.
Liebowitz Communications - Information is generally provided with a time lag of two weeks but may be provided with no time lag.

Certain administrative employees of Legg Mason, Inc., Royce’s parent company, regularly have access to the Funds’ portfolio holdings. All portfolio holdings information given to these employees is subject to the Legg Mason, Inc. Code of Conduct, which has been distributed to all such employees and prohibits the disclosure of confidential information.

Additionally, the Funds may occasionally reveal certain of their current portfolio securities to broker-dealers in connection with their executing securities transactions on behalf of the Funds. In such cases, the Funds do not enter into a formal confidentiality agreements with the broker-dealers. Also, the Funds’ Board of Trustees, officers and certain Fund and Royce employees, including fund accounting, legal, compliance, marketing, administrative and systems personnel have access to the Funds’ portfolio holdings information prior to the time it is made public. All such persons are required by the Funds and Royce to keep such information confidential.

Incidental information about the portfolio holdings of the Funds (including information that a Fund no longer holds a particular security) may be provided to third parties when the extent of the information and its timeliness are such that it cannot reasonably be seen to give the recipient an advantage in trading Fund shares or to in any other way harm the Fund or its shareholders. However, information about a security holding may not be released if it could in Royce’s judgment be seen to interfere with the current or future purchase or sale activities of a Fund. In this respect, information about intended or ongoing transactions may not be released.

General information about a Fund’s portfolio securities holdings (not including the holdings themselves) that is derived from its holdings (that have or have not been publicly released) that do not reveal portfolio holdings are not subject to this Policy and Procedures. This would include such characteristics of a Fund as portfolio volatility, median capitalization, percentages of international and domestic securities or sector allocations.

Notwithstanding the above, no person is authorized under the Policy and Procedures to make a disclosure that is unlawful under the anti-fraud provisions of the Federal securities laws (as defined in Rule 38a-1 under the Investment Company Act of 1940).

Nothing contained in the Policy and Procedures is intended to prevent the disclosure of portfolio holdings information as required by applicable law. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law (such as Forms N-Q and SH and/or Schedules 13D, 13G and 13F), respond to requests from regulators, and comply with valid subpoenas. On an annual basis, The Royce Fund’s Chief Compliance Officer will report to the Fund’s Board of Trustees on the operation and effectiveness of the Policy and Procedures.

Prohibitions on Receipt of Compensation or Other Compensation

The Policies and Procedures prohibit the Funds, Royce and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of the Funds’ portfolio securities holdings or other investment positions. “Consideration” includes any agreement to maintain assets in a Fund or in any other investment company or account managed by Royce or by any of its affiliated persons.

PRICING OF SHARES BEING OFFERED

The purchase and redemption price of each Fund’s shares is based on the Fund’s current net asset value per share. See “Net Asset Value Per Share” in the Funds’ Prospectuses.

As set forth under “Net Asset Value Per Share”, State Street determines each Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m. Eastern Time), on each day that the Exchange is open. The Exchange is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

REDEMPTIONS IN KIND

Conditions may arise in the future which would, in the judgment of the Trust’s Board of Trustees or management, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of the Fund. However, the Trust is obligated to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Trust’s net assets if that is less) in any 90-day period. Royce would select the securities delivered in payment of redemptions, valued at the same value assigned to them in computing the Fund’s net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

APPLICATION OF FREQUENT TRADING POLICY TO CERTAIN INVESTORS

As described in the Prospectus, under the Trust’s frequent trading policy, the Funds may, in certain circumstances, reject an investor’s purchase or exchange of Fund shares, or impose a redemption fee. Upon implementation of Rule 22c-2 under the 1940 Act, a Fund will not permit investors to purchase shares through certain intermediaries, including brokers, that do not have shareholder information agreements with either the Trust or RFS, acting on behalf of the Trust. Such shareholder information agreements and intended to help identify investors who engage in excessive trading through intermediaries. The Funds may elect to treat an intermediary that has no shareholder information agreement concerning the Funds as an individual investor with respect to the frequent trading policy. If the Funds make this election, they will not, with respect to the frequent trading policy, consider any individual order to transact Fund shares that an investor has submitted to the intermediary, but will instead consider only single transactions submitted by the intermediary. Depending in part on an investor’s relationship with the intermediary, this may have adverse consequences to the investor, such as the rejection of a transaction in Fund shares or the imposition of a fee, that would not be borne by other investors who deal with the Funds directly or through a different intermediary.

TAXATION

Each Fund has qualified and intends to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income, the amount of its distributions and the diversification of its assets.

If it so qualifies, a Fund will not be subject to Federal income taxes to the extent that its net investment income and capital gain net income are distributed, so long as the Fund distributes, as ordinary income dividends, at least 90% of its investment company taxable income.

The Internal Revenue Service (the “IRS”) will impose a non-deductible 4% excise tax on a Fund to the extent that the Fund does not distribute (including by declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund’s actual taxable year ending December 31, if elected) and (iii) any income realized but not distributed in the prior year. To avoid the application of this tax, each Fund intends to distribute substantially all of its net investment income and capital gain net income at least annually to its shareholders.

Each Fund maintains accounts and calculates income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund’s distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund’s investments in foreign securities, such regulations could restrict that Fund’s ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty.

Any such taxes would reduce that Fund’s cash available for distribution to shareholders. Shareholders of certain Funds that invest more than 50% of the value of their assets at the close of a taxable year in foreign securities may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid by the Fund, subject to certain requirements and limitations contained in the Code. A foreign tax credit may be claimed with respect to withholding tax on payments with respect to a security only if the holder of the security meets certain holding period requirements. Both the shareholder and the Fund must meet these holding period requirements, and if the Fund fails to do so, it will not be able to “pass through” to its shareholders the ability to claim a credit or a deduction for the foreign taxes paid by the Fund. If a Fund satisfies the applicable requirements, such Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate share of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate shares in computing taxable income or, alternatively, if they have satisfied the holding period requirement, use them as foreign tax credits against their U.S. income taxes. A Fund will report annually to its shareholders the amount per year of such foreign taxes and other information needed to claim the foreign tax credit. It is currently anticipated that only Royce Global Value Fund, Royce European Smaller-Companies Fund and Royce International Smaller-Companies Fund will be eligible to elect to “pass through” such taxes to their shareholders in this manner.

If a Fund invests in stock of a so-called passive foreign investment company (“PFIC”), the Fund may be subject to Federal income tax on a portion of any “excess distribution” with respect to, or gain from the disposition of, the stock. The Fund would determine the tax by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The Fund would be taxed on the amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs, at the highest marginal income tax rate in effect for such year, and the tax would be further increased by an interest charge. The Fund would include in its investment company taxable income the amount allocated to the taxable year of the distribution or disposition and, accordingly, this amount would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders. The Fund may make certain elections to mitigate the effect of these rules.

Investments of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investments are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount is required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

Short sales are subject to special tax rules which will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by a Fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

Distributions

The following discussions are limited to the U.S. federal income tax consequences relevant to U.S. shareholders. As used herein, a U.S. shareholder is a beneficial owner of shares that, for U.S. federal income tax purposes, is (i) a citizen or resident (as defined in the Code) of the United States, (ii) a corporation (or entity taxable as a corporation for U.S. federal income tax purposes) organized under the laws of the United States, any state or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income tax regardless of source, or (iv) a trust with respect to which a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all substantial decisions, or a trust that was treated as a domestic trust under the law in effect before 1997 that has properly elected to continue to be treated as a domestic trust.

For Federal income tax purposes, distributions by each Fund, whether received in cash or reinvested in additional shares, from net investment income and from any net realized short-term capital gain are taxable to shareholders as ordinary income, which generally cannot be offset by capital losses. For taxable years beginning before January 1, 2011, distributions of “qualified dividend income” to non-corporate shareholders are taxable at a maximum rate of 15% (0% for 10% and 15% rate taxpayers). A distribution from a Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic and certain foreign corporations, provided that the Fund satisfies certain holding period requirements with respect to the security paying the dividend. In addition, the non-corporate shareholder must also satisfy certain holding period requirements with respect to its Fund shares in order to qualify for these preferential rates. For U.S. corporate shareholders, distributions of net investment income (but not distributions of short-term capital gains) may qualify in part for the 70% dividends received deduction for purposes of determining their regular taxable income, provided the shareholder satisfies certain holding period requirements with respect to its Fund shares. (However, the 70% dividends received deduction is not allowable in determining a corporate shareholder’s alternative minimum taxable income.)

So long as a Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, distributions by the Fund from net capital gains will be taxable as long-term capital gain, whether received in cash or reinvested in Fund shares and regardless of how long a shareholder has held Fund shares. Such distributions are not eligible for the dividends received deduction. Capital gain distributions by the Fund, although fully includible in income, currently are taxed at a lower maximum marginal Federal income tax rate than ordinary income in the case of non-corporate shareholders. For taxable years beginning before January 1, 2011, such long-term capital gains are generally taxed to non-corporate shareholders at a maximum marginal Federal income tax rate of 15% (0% for 10% and 15% rate taxpayers).

Distributions by a Fund in excess of its current and accumulated earnings and profits will reduce a shareholder’s basis in Fund shares (but, to that extent, will not be taxable) and, to the extent such distributions exceed the shareholder’s basis, will be taxable as capital gain assuming the shareholder holds Fund shares as capital assets.

A distribution is treated as paid during a calendar year if it is declared in October, November or December of the year to shareholders of record in such month and paid by January 31 of the following year. Such distributions are taxable to such shareholders as if received by them on December 31, even if not paid to them until January. In addition, certain other distributions made after the close of a Fund’s taxable year may be “spilled back” and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends would be taxable to the shareholders in the taxable year in which the distribution was actually made by the Fund.

Certain types of income received by a Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate a small portion of its distributions as “excess inclusion income.” Such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”), for those shareholders which would otherwise be tax-exempt, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; and (3) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

The Trust will send written notices to shareholders regarding the amount and Federal income tax status of all distributions made by a Fund during each calendar year.

Back-up Withholding/Withholding Tax

Under the Code, certain non-corporate shareholders who are United States persons may be subject to back-up withholding at the rate of 28% on reportable dividends, capital gains distributions and redemption payments (“back-up withholding”). Generally, shareholders subject to back-up withholding are those for whom a taxpayer identification number and certain required certifications are not on file with the Trust or who, to the Trust’s knowledge, have furnished an incorrect number. In addition, the IRS requires the Trust to withhold from distributions to any shareholder who does not certify to the Trust that such shareholder is not subject to back-up withholding due to notification by the IRS that such shareholder has under-reported interest or dividend income. When establishing an account, an investor must certify under penalties of perjury that such investor’s taxpayer identification number is correct and that such investor is not subject to or is exempt from back-up withholding.

Timing of Purchases and Distributions

At the time of an investor’s purchase, a Fund’s net asset value may reflect undistributed income or capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to the investor of such amounts, although it may in effect constitute a return of his or its investment in an economic sense, would be taxable to the shareholder as ordinary income or capital gain as described above. Investors should carefully consider the tax consequences of purchasing Fund shares just prior to a distribution, as they will receive a distribution that is taxable to them.

Sales, Redemptions or Exchanges of Shares

Gain or loss recognized by a shareholder upon the sale, redemption or other taxable disposition of Fund shares (provided that such shares are held by the shareholder as a capital asset) will be treated as capital gain or loss, measured by the difference between the adjusted tax basis of the shares and the amount realized on the sale or exchange. A shareholder’s tax basis in Fund shares received as a dividend will equal the total dollar amount of the dividend paid to the shareholder. Capital gains for non-corporate shareholders will be taxed at the preferential tax rates applicable to long-term capital gains if the shares were held for more than 12 months, and otherwise will be taxed at regular income tax rates if the shares were held for 12 months or less. Shares received as a dividend will have a new holding period (for tax purposes) beginning on the day following the day on which the shares are credited to the shareholder’s account. The IRS will disallow a loss to the extent that the shares disposed of are replaced (including by receiving Fund shares upon the reinvestment of distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the sale of the shares. In such a case, the amount of the disallowed loss will increase the basis of the shares acquired. A loss recognized upon the sale, redemption or other taxable disposition of shares held for 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. A shareholder’s exchange of shares between Funds will be treated for tax purposes as a sale of the Fund shares surrendered in the exchange, and may result in the shareholder’s recognizing a taxable gain or loss.

* * *

The foregoing relates to Federal income taxation. Distributions, as well as any gains from a sale, redemption or other taxable disposition of Fund shares, also may be subject to state and local taxes. Under current law, so long as each Fund qualifies for the Federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Delaware.

Investors are urged to consult their own tax advisers regarding the application to them of Federal, state and local tax laws.

Royce Heritage Fund

Gift Taxes

An investment in Royce Heritage Fund though a GiftShare trust account may be a taxable gift for Federal tax purposes, depending upon the option selected and other gifts that the Donor and his or her spouse may make during the calendar year.

If the Donor selects the Withdrawal Option, the entire amount of the gift will be a “present interest” that qualifies for the Federal annual gift tax exclusion. In that case, the Donor will be required to file a Federal gift tax return for the year of the gift only if (i) he or she makes gifts (including the gift of Fund shares) totaling more than the amount of the Federal annual gift tax exclusion (currently, $13,000) to the same individual during that year, (ii) the Donor and his or her spouse elect to have any gifts by either of them treated as “split gifts” (i.e., treated as having been made one-half by each of them for gift tax purposes) or (iii) the Donor makes any gift of a future interest during that year. The Trustee will notify the Beneficiary of his or her right of withdrawal promptly following any investment in the Fund under the Withdrawal Option.

If the Donor selects the Accumulation Option, the entire amount of the gift will be a “future interest” for Federal gift tax purposes, so that none of the gift will qualify for the Federal annual gift tax exclusion. Consequently, the Donor will have to file a Federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $13,000.

No Federal gift tax will be payable by the Donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or other exclusions) exceed the Federal applicable exclusion amount for gift tax purposes (currently $1,000,000). Any gift of Fund shares that does not qualify as a present interest will reduce the amount of the Federal applicable exclusion amount for gift tax purposes that would otherwise be available for future gifts or to the Donor’s estate. All gifts of Fund shares may qualify for “gift splitting” with the Donor’s spouse, meaning that the Donor and his or her spouse may elect to treat the gift as having been made one-half by each of them.

The Donor’s gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the Donor resides imposes a gift tax. Many states do not impose such a tax. Some of the states that do impose a gift tax follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

Generation-Skipping Transfer Taxes

If the Beneficiary of a gift through a GiftShare trust account is a grandchild or more remote descendant of the Donor or is assigned, under Federal tax law, to the generation level of the Donor’s grandchildren or more remote descendants, any part of the gift that does not qualify for the Federal annual gift tax exclusion will be a taxable transfer for purposes of the Federal generation-skipping transfer tax (“GST tax”). These gifts will now be protected from the GST tax by the automatic allocation of the Donor’s GST exemption until his or her GST tax exemption (currently, $3,500,000) has been fully utilized. The tax rate on transfers subject to the GST tax is the maximum Federal estate tax rate (45% in 2009). The Donor must report gifts subject to the GST tax, whether or not covered by the GST tax exemption, on the Donor’s Federal gift tax return. To the extent that a gift through a GiftShare trust account qualifies for the Federal annual gift tax exclusion, it will also be protected from GST tax. See “Gift Taxes” above.

Donors of Fund shares should be aware that contributions after 2009 will likely be subject to different rules and, therefore, should consult their tax advisers prior to making such contributions.

Income Taxes

The Internal Revenue Service has taken the position in recent rulings that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated as the “owner” of the portion of the trust that was subject to the power for Federal income tax purposes. Accordingly, if the Donor selects the Withdrawal Option, the Beneficiary may be treated as the “owner” of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the Trust on his or her personal Federal income tax return. The Trust will not pay Federal income taxes on any of the Trust’s income or capital gains. The Trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the Beneficiary a statement following each year showing the amounts (if any) that the Beneficiary must report on his or her income tax returns for that year. If the Beneficiary is under nineteen years of age or is a full-time student, these amounts may be subject to Federal income taxation at the marginal rate applicable to the Beneficiary’s parents. The Beneficiary will have the option exercisable annually to require the Trustee to pay him or her a portion of the Trust’s income and capital gains to provide funds with which to pay any resulting income taxes, which the Trustee will do by redeeming Fund shares. The amount distributed will be the lesser of the amount the Beneficiary requests and a fraction of the Trust’s ordinary income and short-term capital gains, and long-term capital gains, respectively, equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively).

Under the Withdrawal Option, the Beneficiary will also be able to require the Trustee to pay his or her tuition, room and board and other expenses of his or her college or post-graduate education (subject, in certain instances, to approval by the Beneficiary’s Representative), and the Trustee will raise the cash necessary to fund these distributions by redeeming Fund shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the Beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above.

If the Donor selects the Accumulation Option, the Trust that he or she creates will be subject to Federal income tax on all income and capital gains earned by the Trust, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income and short-term capital gains (currently, 35%), but at a much lower taxable income level (for 2009, $11,150) than would apply to an individual. It is anticipated, however, that the income generated by Fund shares will primarily be long-term capital gains, on which the Federal income tax rate is currently limited to 15%. The Trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The Beneficiary will not pay Federal income taxes on any of the Trust’s income or capital gains, except those earned in the year when the Trust terminates. The Trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the Beneficiary an information statement for the year in which the Trust terminates showing the amounts (if any) that the Beneficiary must report on his or her Federal and state income tax returns for that year.

When the Trust terminates, the distribution of the remaining Fund shares held in the Trust to the Beneficiary will not be treated as a taxable disposition, and no capital gain or loss will be realized by the Beneficiary (or, if he or she has died, by his or her estate) at that time. Any Fund shares received by the Beneficiary will have the same cost basis as they had in the Trust at the time of termination. Any Fund shares received by the Beneficiary’s estate will have a basis equal to the value of the shares at the Beneficiary’s death (or the alternate valuation date for Federal estate tax purposes, if elected).

Consultation With Qualified Tax Adviser

Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective Donors should consider consulting with an attorney or other qualified tax adviser before investing in Royce Heritage Fund.

DESCRIPTION OF THE TRUST

Trust Organization

The Trust was organized in April 1996 as a Delaware business trust. It is the successor by mergers to The Royce Fund, a Massachusetts business trust (the “Predecessor”), and Pennsylvania Mutual Fund, a Delaware business trust. The mergers were effected on June 28, 1996, under an Agreement and Plan of Merger pursuant to which the Predecessor and Pennsylvania Mutual Fund merged into the Trust, with each Fund of the Predecessor and Pennsylvania Mutual Fund becoming an identical counterpart series of the Trust, Royce continuing as the Funds’ investment adviser under their pre-merger Investment Advisory Agreements and RFS continuing as the Trust’s distributor. A copy of the Trust’s Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of its Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust’s office in New York. The Trust’s business and affairs are managed under the direction of its Board of Trustees.

The Trust has an unlimited authorized number of shares of beneficial interest, which the Board of Trustees may divide into an unlimited number of series and/or classes without shareholder approval. (Twelve Funds presently have more than one class of shares.) Shareholders are entitled to one vote per share (with proportional voting for fractional shares). Shares vote by individual series, except that shares are voted in the aggregate and not by individual series when required by the 1940 Act and that if Trustees determine that a matter affects shareholders of only one series or class, then only shareholders of that series or class are entitled to vote on that matter. The shares of each class represent a pari passu interest in such Fund’s investment portfolio and other assets and have the same redemption and other rights.

Royce Premier and Royce Total Return Fund offer seven classes of shares, a Service Class, an Investment Class, a K Class, an R Class, a W Class, an Institutional Class, and a Consultant Class; Royce Heritage Fund, Royce Opportunity Fund, Royce Value Fund and Royce Value Plus Fund offer six classes of shares, a Service Class, an Investment Class, a K Class, an R Class, an Institutional Class and a Consultant Class; Royce Special Equity Fund offers four classes of shares, a Service Class, an Investment Class, an Institutional Class and a Consultant Class; Royce Pennsylvania Mutual Fund offers five classes of shares, a Service Class, an Investment Class, a K Class, an R Class and a Consultant Class; Royce Low-Priced Stock Fund and Royce 100 Fund offer five classes of shares, a Service Class, an Investment Class, a K Class, an R Class and an Institutional Class; Royce Micro-Cap Fund offers three classes of shares, a Service Class, an Investment Class, and a Consultant Class; and Royce Dividend Value Fund offers two classes of shares, a Service Class and an Investment Class. The shares of each class represent a pari passu interest in such Fund’s investment portfolio and other assets and have the same redemption and other rights.

Effective April 30, 1999, Royce GiftShares Fund and PMF II changed their names to Royce Trust & GiftShares Fund and Royce Opportunity Fund, respectively. Effective May 1, 2003, Royce Trust & GiftShares Fund changed its name to Royce TrustShares Fund. Effective May 1, 2006, Royce TrustShares Fund changed its name to Royce Heritage Fund. Effective December 8, 2006, Royce Select Fund III changed its name to Royce Global Select Fund. Effective February 15, 2008, Royce International Value Fund, Royce International Smaller-Companies Fund, Royce Mid-Cap Value Fund and Royce Mid-Cap Select Fund changed their names to Royce Global Value Fund, Royce European Smaller-Companies Fund, Royce SMid-Cap Value Fund and Royce SMid-Cap

Select Fund, respectively. Effective May 1, 2008, Pennsylvania Mutual Fund changed its name to Royce Pennsylvania Mutual Fund.

On August 4, 2000, Royce Total Return Fund acquired all of the assets and assumed all of the liabilities of The REvest Value Fund. The acquisition was accomplished by exchanging shares of Royce Total Return Fund equal in value to the shares of The REvest Value Fund owned by each of its shareholders.

Each of the Trustees currently in office was elected by the Trust’s shareholders. There will normally be no meeting of shareholders for the election of Trustees until less than a majority of the shareholder-elected Trustees remain in office, at which time the Trustees will call a shareholders meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of a majority of the outstanding shares of the Trust and filed with the Trust’s custodian or by a vote of the holders of a majority of the outstanding shares of the Trust at a meeting duly called for this purpose upon the written request of holders of at least 10% of the Trust’s outstanding shares. Upon the written request of 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust’s outstanding shares, stating that such shareholders wish to communicate with the Trust’s other shareholders for the purpose of obtaining the necessary signatures to demand a meeting to consider the removal of a Trustee, the Trust is required (at the expense of the requesting shareholders) to provide a list of its shareholders or to distribute appropriate materials. Except as provided above, the Trustees may continue to hold office and appoint their successors.

The trustee of the Royce Heritage Fund trusts will send notices of meetings of Royce Heritage Fund shareholders, proxy statements and proxies for such meetings to the trusts’ beneficiaries to enable them to attend the meetings in person or vote by proxies. It will vote all Royce Heritage Fund shares held by it which are not present at the meetings and for which no proxies are returned in the same proportions as Royce Heritage Fund shares for which proxies are returned.

Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust or their series, are entitled to receive the net assets of their series and/or class. Shareholders have no preemptive rights. The Trust’s fiscal year ends on December 31.

Shareholder Liability

Generally, shareholders will not be personally liable for the obligations of their Fund or of the Trust under Delaware law. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust is entitled to the same limited liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject Trust shareholders to liability. To guard against this possibility, the Trust Instrument (i) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust’s assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (ii) provides for indemnification out of Trust property of any Trust shareholder held personally liable for the Trust’s obligations. Thus, the risk of a Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations.

In light of Delaware law, the nature of the Trust’s business and the nature of its assets, management believes that the risk of personal liability to a Trust shareholder is extremely remote.

PERFORMANCE DATA

The Funds’ performances may be quoted in various ways. All performance information supplied for the Funds is historical and is not intended to indicate future returns. Each Fund’s share price and total returns fluctuate in response to market conditions and other factors, and the value of a Fund’s shares when redeemed may be more or less than their original cost.

Total Return Calculations

Total returns quoted reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund’s net asset value per share (NAV) over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund’s performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

In addition to average annual total returns, a Fund’s cumulative total returns, reflecting the simple change in value of an investment over a stated period, may be quoted. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share prices) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

Historical Fund Results

The following table shows certain of the Funds’ total returns for the periods indicated. Such total returns reflect all income earned by each Fund, any appreciation or depreciation of the assets of such Fund and all expenses incurred by such Fund for the stated periods. The table compares the Funds’ total returns to the records of the Russell 2000 Index (Russell 2000) and Standard & Poor’s 500 Composite Stock Price Index (S&P 500) over the same periods. The comparison to the Russell 2000 shows how the Funds’ total returns compared to the record of a broad index of small capitalization stocks. The S&P 500 comparison is provided to show how the Funds’ total returns compared to the record of a broad average of common stock prices over the same period. The Funds have the ability to invest in securities not included in the indices, and their investment portfolios may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and, unlike the Funds, their returns do not include the effect of paying brokerage commissions and other costs and expenses of investing in a mutual fund.

	Period Ended
Fund	December 31, 2008	Russell 2000	S&P 500

Royce Pennsylvania Mutual Fund (Investment Class)
1 Year Total Return	-34.78%	-33.79%	-37.00%
5 Year Average Annual Total Return	0.79%	-0.93%	-2.19%
10 Year Average Annual Total Return	7.00%	3.02%	-1.38%

Royce Pennsylvania Mutual Fund (Consultant Class)
1 Year Total Return	-35.52%	-33.79%	-37.00%
5 Year Average Annual Total Return	-0.21%	-0.93%	-2.19%
10 Year Average Annual Total Return	6.01%	3.02%	-1.38%

Royce Pennsylvania Mutual Fund (Service Class)
1 Year Total Return	-35.00%	-33.79%	-37.00%
Average Annual Total Return since 11-8-05	-7.01%	-7.10%	-7.20%
(commencement of operations)

Royce Pennsylvania Mutual Fund (R Class)
1 Year Total Return	-35.28%	-33.79%	-37.00%
Average Annual Total Return since 5-21-07	-26.95%	-26.14%	-26.11%
(commencement of operations)

Royce Pennsylvania Mutual Fund (K Class)
Cumulative Total Return since 5-15-08	-35.53%	-32.09%	-35.53%
(commencement of operations)

Royce Micro-Cap Fund (Investment Class)
1 Year Total Return	-40.94%	-33.79%	-37.00%
5 Year Average Annual Total Return	-0.03%	-0.93%	-2.19%
10 Year Average Annual Total Return	7.98%	3.02%	-1.38%

	Period Ended
Fund	December 31, 2008	Russell 2000	S&P 500

Royce Micro-Cap Fund (Consultant Class)
1 Year Total Return	-41.46%	-33.79%	-37.00%
5 Year Average Annual Total Return	-1.00%	-0.93%	-2.19%
10 Year Average Annual Total Return	6.95%	3.02%	-1.38%
(commencement of operations)

Royce Micro-Cap Fund (Service Class)
1 Year Total Return	-40.98%	-33.79%	-37.00%
5 Year Average Annual Return	-0.15%	-0.93%	-2.19%
Average Annual Total Return since 8-20-02	6.73%	5.27%	1.71%
(commencement of operations)

Royce Premier Fund (Investment Class)
1 Year Total Return	-28.29%	-33.79%	-37.00%
5 Year Average Annual Total Return	4.81%	-0.93%	-2.19%
10 Year Average Annual Total Return	8.76%	3.02%	-1.38%

Royce Premier Fund (Service Class)
1 Year Total Return	-28.41%	-33.79%	-37.00%
5 Year Average Annual Total Return	4.62%	-0.93%	-2.19%
Average Annual Total Return since 9-3-02	9.56%	5.79%	2.40%
(commencement of operations)

Royce Premier Fund (Institutional Class)
1 Year Total Return	-28.19%	-33.79%	-37.00%
5 Year Average Annual Total Return	4.92%	-0.93%	-2.19%
Average Annual Total Return since 9-17-02	9.60%	5.81%	2.48%
(commencement of operations)

Royce Premier Fund (Consultant Class)
1 Year Total Return	-29.04%	-33.79%	-37.00%
5 Year Average Annual Total Return	3.70%	-0.93%	-2.19%
Average Annual Total Return since 6-2-03	7.19%	3.47%	0.71%
(commencement of operations)

Royce Premier Fund (W Class)
1 Year Total Return	-28.23%	-33.79%	-37.00%
Average Annual Total Return since 5-19-05	2.28%	-4.17%	-5.47%
(commencement of operations)

Royce Premier Fund (R Class)
1 Year Total Return	-28.81%	-33.79%	-37.00%
Average Annual Total Return since 5-21-07	-20.34%	-26.14%	-26.11%
(commencement of operations)

	Period Ended
Fund	December 31, 2008	Russell 2000	S&P 500

Royce Premier Fund (K Class)
Cumulative Total Return since 5-15-08	-33.51%	-32.09%	-35.53%
(commencement of operations)

Royce Low-Priced Stock Fund (Service Class)
1 Year Total Return	-35.97%	-33.79%	-37.00%
5 Year Average Annual Total Return	-0.58%	-0.93%	-2.19%
10 Year Average Annual Total Return	8.95%	3.02%	-1.38%

Royce Low-Priced Stock Fund (Institutional Class)
1 Year Total Return	-35.75%	-33.79%	-37.00%
Average Annual Total Return since 1-3-06	-8.33%	-8.80%	-8.88%
(commencement of operations)

Royce Low-Priced Stock Fund (Investment Class)
1 Year Total Return	-35.77%	-33.79%	-37.00%
Average Annual Total Return since 3-15-07	-21.33%	-21.06%	-19.70%
(commencement of operations)

Royce Low-Priced Stock Fund (R Class)
1 Year Total Return	-36.22%	-33.79%	-37.00%
Average Annual Total Return since 5-21-07	-28.12%	-26.14%	-26.11%
(commencement of operations)

Royce Low-Priced Stock Fund (K Class)
Cumulative Total Return since 5-15-08	-37.47%	-32.09%	-35.53%
(commencement of operations)

Royce Total Return Fund (Investment Class)
1 Year Total Return	-31.17%	-33.79%	-37.00%
5 Year Average Annual Total Return	0.53%	-0.93%	-2.19%
10 Year Average Annual Total Return	6.22%	3.02%	-1.38%

Royce Total Return Fund (Consultant Class)
1 Year Total Return	-31.83%	-33.79%	-37.00%
5 Year Average Annual Total Return	-0.46%	-0.93%	-2.19%
Average Annual Total Return since 10-16-01	4.20%	3.26%	-0.83%
(commencement of Operations)

Royce Total Return Fund (Service Class)
1 Year Total Return	-31.17%	-33.79%	-37.00%
5 Year Average Annual Total Return	0.40%	-0.93%	-2.19%
Average Annual Total Return since 1-3-02	3.69%	1.39%	-1.75%
(commencement of operations)

	Period Ended
Fund	December 31, 2008	Russell 2000	S&P 500

Royce Total Return Fund (Institutional Class)

1 Year Total Return	-31.09%	-33.79%	-37.00%
5 Year Average Annual Total Return	0.65%	-0.93%	-2.19%
Average Annual Total Return since 3-4-03	6.29%	7.29%	3.60%
(commencement of operations)

Royce Total Return Fund (W Class)
1 Year Total Return	-31.18%	-33.79%	-37.00%
Average Annual Total Return since 5-19-05	-3.04%	-4.17%	-5.47%
(commencement of operations)

Royce Total Return Fund (R Class)
1 Year Total Return	-31.67%	-33.79%	-37.00%
Average Annual Total Return since 5-21-07	-24.07%	-26.14%	-26.11%
(commencement of operations)

Royce Total Return Fund (K Class)
Cumulative Total Return since 5-1-08	-30.56%	-30.78%	-34.79%
(commencement of operations)

Royce Heritage Fund (Service Class)
1 Year Total Return	-36.22%	-33.79%	-37.00%
5 Year Average Annual Total Return	0.71%	-0.93%	-2.19%
10 Year Average Annual Total Return	8.27%	3.02%	-1.38%

Royce Heritage Fund (Consultant Class)
1 Year Total Return	-36.81%	-33.79%	-37.00%
5 Year Average Annual Total Return	-0.36%	-0.93%	-2.19%
Average Annual Total Return since 12-7-01	1.38%	1.82%	-1.63%
(commencement of operations)

Royce Heritage Fund (Investment Class)
1 Year Total Return	-36.07%	-33.79%	-37.00%
Average Annual Total Return since 3-15-07	-21.33%	-21.06%	-19.70%
(commencement of operations)

Royce Heritage Fund (K Class)
Cumulative Total Return since 5-15-08	-34.95%	-32.09%	-35.53%
(commencement of operations)

Royce Heritage Fund (R Class)
Cumulative Total Return since 5-15-08	-35.05%	-32.09%	-35.53%
(commencement of operations)

Royce Opportunity Fund (Investment Class)
1 Year Total Return	-45.73%	-33.79%	-37.00%
5 Year Average Annual Total Return	-4.91%	-0.93%	-2.19%
10 Year Average Annual Total Return	7.58%	3.02%	-1.38%

	Period Ended
Fund	December 31, 2008	Russell 2000	S&P 500

Royce Opportunity Fund (Service Class)
1 Year Total Return	-45.76%	-33.79%	-37.00%
5 Year Average Annual Total Return	-5.06%	-0.93%	-2.19%
Average Annual Total Return since 5-22-00	3.69%	1.98%	-3.28%
(commencement of operations)

Royce Opportunity Fund (Institutional Class)
1 Year Total Return	-45.66%	-33.79%	-37.00%
5 Year Average Annual Total Return	-4.81%	-0.93%	-2.19%
Average Annual Total Return since 12-12-01	2.15%	2.00%	-1.38%
(commencement of operations)

Royce Opportunity Fund (Consultant Class)
1 Year Total Return	-46.40%	-33.79%	-37.00%
Average Annual Total Return since 3-30-06	-20.90%	-13.09%	-10.55%
(commencement of operations)

Royce Opportunity Fund (R Class)
1 Year Total Return	-46.50%	-33.79%	-37.00%
Average Annual Total Return since 5-21-07	-37.20%	-26.14%	-26.11%
(commencement of operations)

Royce Opportunity Fund (K Class)
Cumulative Total Return since 5-15-08	-44.92%	-32.09%	-35.53%
(commencement of operations)

Royce Special Equity Fund (Investment Class)
1 Year Total Return	-19.62%	-33.79%	-37.00%
5 Year Average Annual Total Return	1.60%	-0.93%	-2.19%
10 Year Average Annual Total Return	8.15%	3.02%	-1.38%

Royce Special Equity Fund (Consultant Class)
1 Year Total Return	-20.46%	-33.79%	-37.00%
5 Year Average Annual Total Return	0.49%	-0.93%	-2.19%
Average annual Total Return since 6-2-03	3.76%	3.47%	0.71%
(commencement of operations)

Royce Special Equity Fund (Institutional Class)
1 Year Total Return	-19.52%	-33.79%	-37.00%
5 Year Average Annual Total Return	1.68%	-0.93%	-2.19%
Average Annual Total Return since 7-25-03	4.21%	2.43%	0.09%
(commencement of operations)

Royce Special Equity Fund (Service Class)
1 Year Total Return	-19.74%	-33.79%	-37.00%
5 Year Average Annual Total Return	1.39%	-0.93%	-2.19%
Average Annual Total Return since 10-2-03	3.34%	1.10%	-0.38%
(commencement of operations)

	Period Ended
Fund	December 31, 2008	Russell 2000	S&P 500

Royce Value Fund (Service Class)
1 Year Total Return	-34.21%	-33.79%	-37.00%
5 Year Average Annual Total Return	4.12%	-0.93%	-2.19%
Average Annual Total Return since 6-14-01	7.46%	1.40%	-2.12%
(commencement of operations)

Royce Value Fund (Consultant Class)
1 Year Total Return	-34.76%	-33.79%	-37.00%
Average Annual Total Return since 3-30-06	-12.82%	-13.09%	-10.55%
(commencement of operations)

Royce Value Fund (Institutional Class)
1 Year Total Return	-34.02%	-33.79%	-37.00%
Average Annual Total Return since 6-1-06	-11.16%	-12.78%	-10.95%
(commencement of operations)

Royce Value Fund (Investment Class)
1 Year Total Return	-34.09%	-33.79%	-37.00%
Average Annual Total Return since 3-15-07	-19.66%	-21.06%	-19.70%
(commencement of operations)

Royce Value Fund (R Class)
1 Year Total Return	-34.43%	-33.79%	-37.00%
Average Annual Total Return since 9-14-07	-28.57%	-28.28%	-30.27%
(commencement of operations)

Royce Value Fund (K Class)
Cumulative Total Return since 5-15-08	-40.90%	-32.09%	-35.53%
(commencement of operations)

Royce Value Plus Fund (Service Class)
1 Year Total Return	-41.07%	-33.79%	-37.00%
5 Year Average Annual Total Return	1.05%	-0.93%	-2.19%
Average Annual Total Return since 6-14-01	9.35%	1.40%	-2.12%
(commencement of operations)

Royce Value Plus Fund (Consultant Class)
1 Year Total Return	-41.55%	-33.79%	-37.00%
Average Annual Total Return since 3-30-06	-16.16%	-13.09%	-10.55%
(commencement of operations)

Royce Value Plus Fund (Institutional Class)
1 Year Total Return	-40.88%	-33.79%	-37.00%
Average Annual Total Return since 5-10-06	-16.58%	-14.20%	-11.62%
(commencement of operations)

Royce Value Plus Fund (Investment Class)
1 Year Total Return	-40.88%	-33.79%	-37.00%
Average Annual Total Return since 3-15-07	-24.80%	-21.06%	-19.70%
(commencement of operations)

	Period Ended
Fund	December 31, 2008	Russell 2000	S&P 500

Royce Value Plus Fund (R Class)
1 Year Total Return	-41.31%	-33.79%	-37.00%
Average Annual Total Return since 9-14-07	-35.80%	-28.28%	-30.27%
(commencement of operations)

Royce Value Plus Fund (K Class)
Cumulative Total Return since 5-15-08	-39.91%	-32.09%	-35.53%
(commencement of operations)

Royce 100 Fund (Service Class)
1 Year Total Return	-29.17%	-33.79%	-37.00%
5 Year Average Annual Total Return	4.79%	-0.93%	-2.19%
Average Annual Total Return since 6-30-03	6.28%	3.25%	0.55%
(commencement of operations)

Royce 100 Fund (Investment Class)
1 Year Total Return	-29.13%	-33.79%	-37.00%
Average Annual Total Return since 3-15-07	-14.63%	-21.06%	-19.70%
(commencement of operations)

Royce 100 Fund (K Class)
Cumulative Total Return since 5-15-08	-29.68%	-32.09%	-35.53%
(commencement of operations)

Royce 100 Fund (R Class)
Cumulative Total Return since 5-15-08	-29.78%	-32.09%	-35.53%
(commencement of operations)

Royce Discovery Fund (Service Class)
1 Year Total Return	-35.07%	-33.79%	-37.00%
5 Year Average Annual Total Return	-3.05%	-0.93%	-2.19%
Average Annual Total Return since 10-3-03	-0.46%	0.76%	-0.56%
(commencement of operations)

Royce Financial Services Fund (Service Class)
1 Year Total Return	-35.37%	-33.79%	-37.00%
5 Year Average Annual Total Return	-0.16%	-0.93%	-2.19%
Average Annual Total Return since 12-31-03	-0.16%	-0.93%	-2.19%
(commencement of operations)

Royce Dividend Value Fund (Service Class)
1 Year Total Return	-31.47%	-33.79%	-37.00%
Average Annual Total Return since 5-3-04	-0.09%	-1.39%	-2.56%
(commencement of operations)

	Period Ended
Fund	December 31, 2008	Russell 2000	S&P 500

Royce Dividend Value Fund (Investment Class)
1 Year Total Return	-31.38%	-33.79%	-37.00%
Average Annual Total Return since 9-14-07	-26.21%	-28.28%	-30.27%
(commencement of operations)

Royce Select Fund I (Investment Class)
1 Year Total Return	-25.91%	-33.79%	-37.00%
5 Year Average Annual Total Return	4.49%	-0.93%	-2.19%
Average Annual Total Return since 6-14-01	11.69%	3.02%	-1.38%
(commencement of operations)

Royce Select Fund II (Investment Class)
1 Year Total Return	-33.37%	-33.79%	-37.00%
Average Annual Total Return since 6-30-05	-5.92%	-5.61%	-5.70%
(commencement of operations)

Royce Global Select Fund (Investment Class)
1 Year Total Return	-34.39%	-33.79%	-37.00%
Average Annual Total Return since 6-30-05	2.48%	-5.61%	-5.70%
(commencement of operations)

Royce Global Value Fund (Service Class)
1 Year Total Return	-39.92%	-33.79%	-37.00%
Average Annual Total Return since 12-29-06	-17.10%	-19.22%	-18.43%
(commencement of operations)

Royce European Smaller-Companies Fund (Service Class)
1 Year Total Return	-46.38%	-33.79%	-37.00%
Average Annual Total Return since 12-29-06	-26.18%	-19.22%	-18.43%
(commencement of operations)

Royce SMid-Cap Value Fund (Service Class)
1 Year Total Return	-29.27%	-33.79%	-37.00%
Average Annual Total Return since 9-28-07	-23.98%	-30.59%	-32.59%
(commencement of operations)

Royce SMid-Cap Select Fund (Investment Class)
1 Year Total Return	-25.53%	-33.79%	-37.00%
Average Annual Total Return since 9-28-07	-20.54%	-30.59%	-32.59%
(commencement of operations)

Royce International Smaller-Companies Fund (Service Class)

Cumulative Total Return since 6-30-08	-30.10%	-26.94%	-28.48%
(commencement of operations)

During the applicable period ended December 31, 2008, a hypothetical $10,000 investment in certain of the Funds would have grown as indicated below, assuming all distributions were reinvested:

Value of Hypothetical
Fund/Period Commencement Date	Investment at December 31, 2008
Royce Pennsylvania Mutual Fund (12-31-82)*	$109,975
Royce Micro-Cap Fund (12-31-91)*	59,224
Royce Premier Fund (12-31-91)*	57,998
Royce Low-Priced Stock Fund (12-15-93)**	44,750
Royce Total Return Fund (12-15-93)*	39,631
Royce Heritage Fund (12-27-95)**	41,926
Royce Opportunity Fund (11-19-96)*	27,684
Royce Special Equity Fund (5-1-98)*	20,400
Royce Value Fund (6-14-01)**	17,216
Royce Value Plus Fund (6-14-01)**	19,630
Royce 100 Fund (6-30-03)**	13,985
Royce Discovery Fund (10-3-03)**	9,763
Royce Financial Services Fund (12-31-03)**	9,923
Royce Dividend Value Fund (5-3-04)**	9,958
Royce Select Fund I (11-18-98)*	32,583
Royce Select Fund II (6-30-05)*	8,074
Royce Global Select Fund (6-30-05)*	10,895
Royce Global Value Fund (12-29-06)**	6,866
Royce European Smaller-Companies Fund (12-29-06)**	5,440
Royce SMid-Cap Value Fund (9-28-07)**	7,084
Royce SMid-Cap Select Fund (9-28-07)*	7,489
Royce International Smaller-Companies Fund (6-30-08)**	6,990

*Represents Investment Class results.
** Represents Service Class results.

The Funds’ performances may be compared in advertisements to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar investment objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (“Lipper”), an independent service that monitors the performance of registered investment companies. The Funds’ rankings by Lipper for the one year period ended December 31, 2008, were:

Fund	Lipper Ranking

Royce Pennsylvania Mutual Fund*	335 out of 775 small-cap core funds
Royce Micro-Cap Fund*	646 out of 775 small-cap core funds
Royce Premier Fund*	63 out of 775 small-cap core funds
Royce Low-Priced Stock Fund**	401 out of 775 small-cap core funds
Royce Total Return Fund*	133 out of 775 small-cap core funds
Royce Heritage Fund**	421 out of 775 small-cap core funds
Royce Opportunity Fund*	305 out of 321 small-cap value funds
Royce Special Equity Fund*	5 out of 321 small-cap value funds

Fund	Lipper Ranking

Royce Value Fund**	296 out of 775 small-cap core funds
Royce Value Plus Fund**	650 out of 775 small-cap core funds
Royce 100 Fund**	82 out of 775 small-cap core funds
Royce Financial Services Fund	23 out of 91 financial services funds
Royce Discovery Fund**	211 out of 321 small-cap value funds
Royce Dividend Value Fund**	98 out of 286 equity income funds
Royce Select Fund I*	16 out of 775 small-cap core funds
Royce Select Fund II*	239 out of 775 small-cap core funds
Royce Global Select Fund*	10 out of 67 global small-/mid-cap funds
Royce Global Value Fund**	17 out of 67 global small-/mid-cap funds
Royce European Smaller-Companies Fund**	48 out of 107 european region funds
Royce SMid-Cap Value Fund**	36 out of 353 mid-cap value funds
Royce SMid-Cap Select Fund **	2 out of 359 mid-cap core funds

*Represents Investment Class results.
** Represents Service Class results.

Money market funds and municipal funds are not included in the Lipper survey. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees payable by shareholders into consideration and is prepared without regard to tax consequences.

The Lipper U.S. Diversified Equity Funds Average can be used to show how the Funds’ performances compare to a broad-based set of equity funds. The Lipper U.S. Diversified Equity Funds Average is an average of the total returns of all equity funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper. As of December 31, 2008, the average included 2,406 large-cap funds, 1,784 multi-cap funds, 1,369 mid-cap funds, 1,784 small-cap funds, 183 S&P 500 funds, 322 equity income funds and 51 specialty equity funds.

Ibbotson Associates (Ibbotson) provides historical returns of the capital markets in the United States. The Funds’ performance may be compared to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or U.S. Treasury securities. Ibbotson calculates total returns in the same manner as the Funds.

The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, U.S. Treasury bills and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P 500 is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) U.S. Micro-Cap Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper boundary of the NYSE ninth decile. As of December 31, 2008, DFA U.S. Micro-Cap Fund contained approximately 2,445 stocks, with a weighted average market capitalization of about $330 million.

The S&P 500 is an unmanaged index of common stocks frequently used as a general measure of stock market performance. The Index’s performance figures reflect changes of market prices and quarterly reinvestment of all distributions.

The S&P SmallCap 600 Index is an unmanaged market-weighted index consisting of approximately 600 domestic stocks chosen for market size, liquidity and industry group representation. As of December 31, 2008, the weighted mean market value of a company in this Index was approximately $765 million.

The Russell 2000, prepared by the Frank Russell Company, tracks the return of the common stocks of approximately 2,000 of the smallest out of the 3,000 largest publicly traded U.S.-domiciled companies by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and includes dividends.

U.S. Treasury bonds are securities backed by the credit and taxing power of the U.S. government and, therefore, present virtually no risk of default. Although such government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of U.S. Treasury securities can be made with no transaction costs). Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that is the shortest non-callable bond available with a maturity of not less than five years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury bills are based on a one-bill portfolio constructed each month, containing the shortest term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago’s Center for Research in Security Prices; The Wall Street Journal is the source thereafter. Inflation rates are based on the Consumer Price Index.

Royce may, from time to time, compare the performance of common stocks, especially small capitalization stocks, to the performance of other forms of investment over periods of time. In addition, Royce may compare the performance of one or more of the Funds over various time periods and/or market cycles to the record of one or more indices or funds described above.

From time to time, in reports and promotional literature, the Funds’ performances also may be compared to other mutual funds in financial or business publications and periodicals, such as KIPLINGER’s, INDIVIDUAL INVESTOR, MONEY, FORBES, BUSINESS WEEK, BARRON’s, FINANCIAL TIMES, FORTUNE, MUTUAL FUNDS MAGAZINE and THE WALL STREET JOURNAL. In addition, financial or business publications and periodicals, as they relate to fund management, investment philosophy and investment techniques, may be quoted.

Morningstar, Inc.’s Risk/Reward ratings (Sharpe Ratio) may be quoted in Fund sales and/or advertising materials. For the three years ended December 31, 2008, the average Sharpe Ratio for the 11,014 domestic equity funds rated by Morningstar with a three-year history was -0.62 and the average score for the 1,119 small company objective funds rated by Morningstar with a three-year history was -0.62. For the three years ended December 31, 2008, the scores for the Funds with a three-year history, and their ranks within Morningstar’s equity funds category and its small company category were as follows:

	Morningstar	Percentile Rank* within Morningstar Category of
Fund	Sharpe Ratio	Equity Funds	Small Company Funds

Pennsylvania Mutual	-0.54	32%	32%
(Investment Class)

Micro-Cap	-0.48	25%	21%
(Investment Class)

Premier	-0.34	10%	6%
(Investment Class)

Low-Priced Stock	-0.42	17%	12%
(Service Class)

Total Return	-0.57	37%	41%
(Investment Class)

Heritage	-0.43	18%	14%
(Service Class)

Opportunity	-0.67	54%	62%
(Investment Class)

Special Equity	-0.28	8%	2%
(Investment Class)

Value	-0.37	13%	N/A
(Service Class)

Value Plus	-0.54	32%	N/A
(Service Class)

Select I	-0.24	7%	1%
(Investment Class)

100	-0.36	12%	N/A
(Service Class)

Discovery	-0.74	69%	N/A
(Service Class)

Financial Services	-0.63	48%	N/A
(Service Class)

Dividend Value	-0.51	28%	N/A
(Service Class)

Select II	-0.47	23%	N/A
(Investment Class)

Global Select	-0.17	4%	N/A
(Investment Class)

* Represents a Fund’s ranking within Morningstar category with 1 percentile representing the lowest risk score and 100 percentile representing the highest risk score.

Morningstar also ranks Funds within each of its categories according to their relative total return performance and Fund advertisements and sales material may reference these rankings. The Funds’ performances may also be compared to those of other compilations or indices.

Advertising for the Funds may contain examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares were purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of declining price levels.

The Funds may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $2,000 annual investment earning a taxable return of 8% annually would have an after-tax value of $177,887 after thirty years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have a value of $244,692 after thirty years.

Risk Measurements

Quantitative measures of “total risk,” which quantify the total variability of a portfolio’s returns around or below its average return, may be used in advertisements and in communications with current and prospective shareholders. These measures include standard deviation of total return and the Morningstar risk statistic. Such communications may also include market risk measures, such as beta, and risk-adjusted measures of performance such as the Sharpe Ratio, Treynor Ratio, Jensen’s Alpha and Morningstar’s star rating system.

Standard Deviation. The risk associated with a fund or portfolio can be viewed as the volatility of its returns, measured by the standard deviation of those returns. For example, a fund’s historical risk can be measured by computing the standard deviation of its monthly total returns over some prior period, such as three years. The larger the standard deviation of monthly returns, the more volatile - i.e., spread out around the fund’s average monthly total return, the fund’s monthly total returns have been over the prior period.

Return Efficiency. This is a measure of a fund’s risk adjusted return and is calculated by dividing a fund’s average annual total return by its annualized standard deviation over a designated time period.

Beta. Beta measures the sensitivity of a security’s or portfolio’s returns to the market’s returns. It measures the relationship between a fund’s excess return (over 3-month T-bills) and the excess return of the benchmark index (S&P 500 for domestic equity funds). The market’s beta is by definition equal to 1. Portfolios with betas greater than 1 have experienced returns with greater correlation to the overall market, and portfolios with betas less than 1 have experienced returns with less correlation to the overall market.

Sharpe Ratio. Also known as the Reward-to-Variability Ratio, this is the ratio of a fund’s average return in excess of the risk-free rate of return (“average excess return”) to the standard deviation of the fund’s excess returns. It measures the returns earned in excess of those that would have been earned on a riskless investment per unit of total risk assumed.

Treynor Ratio. Also known as the Reward-to-Volatility Ratio, this is the ratio of a fund’s average excess return to the fund’s beta. It measures the returns earned in excess of those that would have been earned on a riskless investment per unit of market risk assumed. Unlike the Sharpe Ratio, the Treynor Ratio uses market risk (beta), rather than total risk (standard deviation), as the measure of risk.

Jensen’s Alpha. This is the difference between a fund’s actual returns and those that would have been earned on a benchmark portfolio with the same amount of risk - i.e., the same beta, as the portfolio. Jensen’s Alpha measures the ability of active management to increase returns above those that are purely a reward for bearing market risk.

Morningstar Star Ratings. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Ratings may change monthly. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds’ three-, five- and ten-year average annual returns (when available). Funds’ returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star.

None of the quantitative risk measures taken alone can be used for a complete analysis and, when taken individually, can be misleading at times. However, when considered in some combination and with the total returns of a fund, they can provide the investor with additional information regarding the volatility of a fund’s performance. Such risk measures will change over time and are not necessarily predictive of future performance or risk.

EXHIBIT A

June 5, 2003
As amended through December 1, 2008

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have delegated proxy voting authority to Royce. The Boards of Trustees/Directors of The Royce Funds (the “Boards”) have delegated all proxy voting decisions to Royce subject to these policies and procedures.

Receipt of Proxy Material. Under the continuous oversight of the Head of Administration or his designee is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce’s Librarian.

Voting of Proxies. Once proxy material has been logged in by Royce’s Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management.” The Head of Administration or his designee, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce’s Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-“regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from Glass Lewis & Co., an independent third party research firm, the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.	From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration or his designee and the Chief Investment Officer. The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers. The Head of Administration or his designee maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration or his designee allowing such differing votes. The Head of Administration or his designee performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.
There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting and poison pills. The portfolio managers decide these issues on a case-by-case basis as described above.

c.
A portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

d.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

e.
If a security is on loan under The Royce Funds’ Securities Lending Program with State Street Bank and Trust Company (“Loaned Securities”), the Head of Administration or his designee will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds’ voting power at the up-coming stockholder meeting. A material effect is defined as any case where the Loaned Securities are 1% or more of a class of a company’s outstanding equity securities. Monthly, the Head of Administration or his designee will review the summary of this activity by State Street. A quarterly report detailing any exceptions that occur in recalling Loaned Securities will be given to the Boards.

Custodian banks are authorized to release all proxy ballots held for Royce client account portfolios to Glass Lewis & Co. for voting, utilizing the Viewpoint proxy voting platform. Substantially all portfolio companies utilize Broadridge to collect their proxy votes.

Under the continuous oversight of the Head of Administration or his designee, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to Broadridge using Viewpoint as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest. The designated Administrative Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Head of Administration or his designee develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Head of Administration or his designee by the designated Administrative Assistant. An R&A Compliance Officer then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Glass Lewis & Co.). The Head of Administration or his designee maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping. A record of the issues and how they are voted is stored in the Proxy Edge system. Copies of all physically executed proxy cards, all proxy statements and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce’s Librarian.